                                                                   Exhibit 10.18

                                CREDIT AGREEMENT

                          Dated as of November 30, 2001

                                      among

                                AMERIPATH, INC.,
                                  as Borrower,

              CERTAIN SUBSIDIARIES AND AFFILIATES OF THE BORROWER,
                                 as Guarantors,

                            THE LENDERS NAMED HEREIN,

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent

                                       and

            FIRST UNION NATIONAL BANK and SALOMON SMITH BARNEY INC.,
                            as Co-Syndication Agents

                                  Arranged by:

           BANC OF AMERICA SECURITIES LLC and WACHOVIA SECURITIES LLC,
                              as Co-Lead Arrangers

                                       and

          BANC OF AMERICA SECURITIES LLC and SALOMON SMITH BARNEY INC.,
                             as Joint Book Managers

                                TABLE OF CONTENTS
                                                                                     Page
SECTION 1  DEFINITIONS.................................................................1
           -----------
    1.1      Definitions...............................................................1
             -----------
    1.2      Computation of Time Periods..............................................24
             ---------------------------
    1.3      Accounting Terms.........................................................24
             ----------------

SECTION 2  CREDIT FACILITIES..........................................................25
           -----------------
    2.1      Commitments..............................................................25
             -----------
    2.2      Method of Borrowing......................................................26
             -------------------
    2.3      Interest.................................................................27
             --------
    2.4      Repayment................................................................28
             ---------
    2.5      Notes....................................................................28
             -----
    2.6      Additional Provisions relating to Letters of Credit......................28
             ---------------------------------------------------
    2.7      Additional Provisions relating to Swingline Loans........................32
                  -------------------------------------------------

SECTION 3  OTHER PROVISIONS RELATING TO CREDIT FACILITIES.............................32
           ----------------------------------------------
    3.1      Default Rate.............................................................32
             ------------
    3.2      Continuation and Conversion..............................................33
             ---------------------------
    3.3      Prepayments..............................................................33
             -----------
    3.4      Reduction and Termination of Commitments.................................34
             ----------------------------------------
    3.5      Fees.....................................................................34
             ----
    3.6      Capital Adequacy.........................................................35
             ----------------
    3.7      Limitation on Eurodollar Loans...........................................35
             ------------------------------
    3.8      Illegality...............................................................36
             ----------
    3.9      Requirements of Law......................................................36
             -------------------
    3.10     Treatment of Affected Loans..............................................37
             ---------------------------
    3.11     Taxes....................................................................37
             -----
    3.12     Funding Losses...........................................................39
             --------------
    3.13     Pro Rata Treatment.......................................................39
             ------------------
    3.14     Sharing of Payments......................................................40
             -------------------
    3.15     Payments, Computations, etc..............................................41
             ---------------------------
    3.16     Evidence of Debt.........................................................43
             ----------------

SECTION 4  GUARANTY...................................................................43
           --------
    4.1      The Guaranty.............................................................43
             ------------
    4.2      Obligations Unconditional................................................44
             -------------------------
    4.3      Reinstatement............................................................45
             -------------
    4.4      Certain Additional Waivers...............................................45
             --------------------------
    4.5      Remedies.................................................................45
             --------
    4.6      Rights of Contribution...................................................45
             ----------------------
    4.7      Guarantee of Payment; Continuing Guarantee...............................46
             ------------------------------------------

SECTION 5  CONDITIONS.................................................................46
           ----------
    5.1      Closing Conditions.......................................................46
             ------------------
    5.2      Conditions to all Extensions of Credit...................................49
             --------------------------------------

SECTION 6  REPRESENTATIONS AND WARRANTIES.............................................49
           ------------------------------
    6.1      Financial Condition......................................................50
             -------------------
    6.2      No Changes or Restricted Payments........................................50
             ---------------------------------

    6.3      Organization; Existence; Compliance with Law.............................50
             --------------------------------------------
    6.4      Power; Authorization; Enforceable Obligations............................51
             ---------------------------------------------
    6.5      No Legal Bar.............................................................51
             ------------
    6.6      No Material Litigation and Disputes......................................52
             -----------------------------------
    6.7      No Defaults..............................................................52
             -----------
    6.8      Ownership and Operation of Property......................................52
             -----------------------------------
    6.9      Intellectual Property....................................................52
             ---------------------
    6.10     Taxes....................................................................52
             -----
    6.11     ERISA....................................................................53
             -----
    6.12     Governmental Regulations, etc............................................54
             -----------------------------
    6.13     Subsidiaries.............................................................55
             ------------
    6.14     Purpose of Extensions of Credit..........................................55
             -------------------------------
    6.15     Environmental Matters....................................................55
             ---------------------
    6.16     No Material Misstatements................................................56
             -------------------------
    6.17     Labor Matters............................................................56
             -------------
    6.18     Security Documents.......................................................56
             ------------------
    6.19     Location of Real Property and Leased Premises............................57
             ---------------------------------------------
    6.20     Fraud and Abuse..........................................................57
             ---------------
    6.21     Licensing and Accreditation..............................................58
             ---------------------------
    6.22     Equity Contribution......................................................58
             -------------------

SECTION 7  AFFIRMATIVE COVENANTS......................................................58
           ---------------------
    7.1      Information Covenants....................................................58
             ---------------------
    7.2      Preservation of Existence and Franchises.................................62
             ----------------------------------------
    7.3      Books and Records........................................................62
             -----------------
    7.4      Compliance with Law......................................................62
             -------------------
    7.5      Payment of Taxes and Other Indebtedness..................................62
             ---------------------------------------
    7.6      Insurance................................................................62
             ---------
    7.7      Maintenance of Property..................................................63
             -----------------------
    7.8      Performance of Obligations...............................................63
             --------------------------
    7.9      Use of Proceeds..........................................................63
             ---------------
    7.10     Audits/Inspections.......................................................63
             ------------------
    7.11     Financial Covenants......................................................63
             -------------------
    7.12     Additional Guarantors....................................................64
             ---------------------
    7.13     Pledged Assets...........................................................64
             --------------
    7.14     Landlord Consents........................................................65
             -----------------

SECTION 8  NEGATIVE COVENANTS.........................................................65
           ------------------
    8.1      Indebtedness.............................................................65
             ------------
    8.2      Liens....................................................................66
             -----
    8.3      Nature of Business.......................................................66
             ------------------
    8.4      Merger and Consolidation, Dissolution and Acquisitions...................66
             ------------------------------------------------------
    8.5      Asset Dispositions.......................................................67
             ------------------
    8.6      Investments..............................................................68
             -----------
    8.7      Restricted Payments......................................................68
             -------------------
    8.8      Modifications and Payments in respect of Funded Debt.....................68
             ----------------------------------------------------
    8.9      Transactions with Affiliates.............................................68
             ----------------------------
    8.10     Fiscal Year; Organizational Documents....................................69
             -------------------------------------
    8.11     Limitation on Restricted Actions; No Further Negative Pledges............69
             -------------------------------------------------------------
    8.12     Ownership of Subsidiaries................................................69
             -------------------------
    8.13     Sale Leasebacks..........................................................69
             ---------------

SECTION 9  EVENTS OF DEFAULT..........................................................69
           -----------------
    9.1      Events of Default........................................................69
             -----------------
    9.2      Acceleration; Remedies...................................................71
             ----------------------

SECTION 10  ADMINISTRATIVE AND COLLATERAL AGENT.......................................72
            -----------------------------------
    10.1     Appointment and Authorization............................................72
             -----------------------------
    10.2     Delegation of Duties.....................................................73
             --------------------
    10.3     Liability................................................................73
             ---------
    10.4     Reliance.................................................................73
             --------
    10.5     Notice of Default........................................................74
             -----------------
    10.6     Credit Decision; Disclosure of Information...............................74
             ------------------------------------------
    10.7     Indemnification..........................................................75
             ---------------
    10.8     Individual Capacity......................................................75
             -------------------
    10.9     Successor................................................................76
             ---------
    10.10    Other Agents; Lead Managers..............................................76
             ---------------------------

SECTION 11  MISCELLANEOUS.............................................................76
            -------------
    11.1     Notices..................................................................76
             -------
    11.2     Right of Set-Off; Adjustments............................................77
             -----------------------------
    11.3     Successors and Assigns...................................................77
             ----------------------
    11.4     No Waiver; Remedies Cumulative...........................................80
             ------------------------------
    11.5     Expenses; Indemnification................................................80
             -------------------------
    11.6     Amendments, Waivers and Consents.........................................81
             --------------------------------
    11.7     Counterparts.............................................................82
             ------------
    11.8     Headings.................................................................82
             --------
    11.9     Survival.................................................................82
             --------
    11.10    Governing Law; Submission to Jurisdiction; Venue.........................82
             ------------------------------------------------
    11.11    Severability.............................................................83
             ------------
    11.12    Entirety.................................................................83
             --------
    11.13    Binding Effect; Termination..............................................83
             ---------------------------
    11.14    Confidentiality..........................................................84
             ---------------
    11.15    Source of Funds..........................................................84
             ---------------
    11.16    Conflict.................................................................85
             --------

                                    SCHEDULES
                                    ---------

Schedule 2.1(a)            Lenders and Commitments
Schedule 2.1(d)            Form of Lender Joinder Agreement
Schedule 2.2(a)(i)         Form of Notice of Borrowing
Schedule 2.2(a)(ii)        Form of Notice of Request of Letter of Credit
Schedule 2.5               Form of Revolving Note
Schedule 2.6(b)            Existing Letters of Credit
Schedule 3.2               Form of Notice of Continuation/Conversion
Schedule 5.1(h)(v)         Form of Officer's Certificate
Schedule 6.6               Litigation
Schedule 6.8               Liens
Schedule 6.9               Intellectual Property
Schedule 6.13              Subsidiaries
Schedule 6.17              Labor Matters
Schedule 6.19(a)           Locations of Owned and Leased Real Property
Schedule 6.19(b)           Locations of Tangible Personal Property
Schedule 6.19(c)           Locations of Chief Executive Office/Principal Place of Business
Schedule 7.1(c)            Form of Officer's Compliance Certificate
Schedule 7.6               Insurance
Schedule 7.12              Form of Joinder Agreement
Schedule 8.1(b)            Indebtedness
Schedule 8.1(f)            Form of Subordination Agreement
Schedule 8.6               Investments
Schedule 11.1              Lenders' Addresses
Schedule 11.3(b)           Form of Assignment and Acceptance

                               CREDIT AGREEMENT

     THIS CREDIT AGREEMENT, dated as of November 30, 2001 (the "Credit
                                                                ------
Agreement"), is by and among AMERIPATH, INC., a Delaware corporation (the
---------
"Borrower"), the Subsidiaries and Affiliates of the Borrower identified as
 --------
Guarantors on the signature pages hereto and such other Subsidiaries and Affiliates of the Borrower as may from time to time become Guarantors hereunder in accordance with the provisions hereof (the "Guarantors"), the lenders named
                                               ----------
herein and such other lenders as may become a party hereto (the "Lenders"), BANK
                                                                 -------
OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), and FIRST UNION NATIONAL BANK and SALOMON SMITH BARNEY
 --------------------
INC., as Co-Syndication Agents for the Lenders.

                               W I T N E S S E T H

     WHEREAS, the Credit Parties have requested that the Lenders provide $140 million in credit facilities for the purposes hereinafter set forth; and

     WHEREAS, the Lenders have agreed to make the requested credit facilities available to the Borrower on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    SECTION 1

                                   DEFINITIONS
                                   -----------

1.1  Definitions.
     -----------

     As used in this Credit Agreement, the following terms shall have the meanings specified below unless the context otherwise requires:

          "Acquisition", by any Person, means the purchase or acquisition by
           -----------
     such Person of any Capital Stock of another Person other than a Credit Party or all or any substantial portion of the Property (other than Capital Stock) of another Person other than a Credit Party, whether or not involving a merger or consolidation with such other Person.

          "Adjusted Base Rate" means the Base Rate plus the Applicable
           ------------------                      ----
     Percentage.

          "Adjusted Eurodollar Rate" means the Eurodollar Rate plus the
           ------------------------                            ----
     Applicable Percentage.

          "Administrative Agent" shall have the meaning provided in the heading
           --------------------
     hereof, together with any successors or assigns.

          "Administrative Agent's Fee Letter" means that certain letter
           ---------------------------------
     agreement, dated as of September 19, 2001, between the Administrative Agent and the Borrower, as amended, modified, restated or supplemented from time to time.

          "Affiliate" means, with respect to any Person, any other Person (i)
           ---------
     directly or indirectly controlling or controlled by or under direct or indirect common control with such Person or (ii) directly or indirectly owning or holding five percent (5%) or more of the Capital Stock in such Person. For purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent-Related Persons" means the Administrative Agent (including any
           ---------------------
     successor administrative agent), together with its Affiliates (including, in the case of Bank of America in its capacity as the Administrative Agent,
     BAS), and the officers, directors, employees, agents and attorneys-in-fact of such Persons and Affiliates.

          "Aggregate Revolving Committed Amount" shall have the meaning provided
           ------------------------------------
     in Section 2.1(a).

          "Applicable Lending Office" means, for each Lender, the office of such
           -------------------------
     Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Borrower by written notice as the office by which its Eurodollar Loans are made and maintained.

          "Applicable Percentage" means, for any day, the rate per annum set
           ---------------------
     forth below opposite the applicable Consolidated Total Leverage Ratio then in effect, it being understood that the Applicable Percentage for (i) Base Rate Loans shall be the percentage set forth under the column "Base Rate Margin", (ii) Eurodollar Loans shall be the percentage set forth under the column "Eurodollar Margin and Letter of Credit Fee", (iii) the Letter of Credit Fee shall be the percentage set forth under the column "Eurodollar Margin and Letter of Credit Fee", and (iv) the Commitment Fee shall be the percentage set forth under the column "Commitment Fee":

--------------------------------------------------------------------------------------------------------------
                  Consolidated Total                                   Eurodollar Margin and
Pricing Level      Leverage Ratio                   Base Rate Margin   Letter of Credit Fee     Commitment Fee
--------------------------------------------------------------------------------------------------------------
      I          LESS THAN OR EQUAL TO 1.5:1.0            0.00%                1.50%                0.375%
...............................................................................................................
     II               >1.5:1.0 but
                GREATER THAN OR EQUAL TO 2.0:1.0          0.25%                1.75%                0.500%
...............................................................................................................
     III               >2.0:1.0                           0.50%                2.00%                0.500%
--------------------------------------------------------------------------------------------------------------

     The Applicable Percentage shall be determined and adjusted on each of the following dates (each a "Rate Determination Date") (a) five Business Days after the date by which each annual and quarterly compliance certificates and related financial statements and information are required in accordance with the provisions of Sections 7.1(a), (b) and (c), as appropriate, and
     (b) five Business Days after the date on which any Permitted Acquisition closes; provided that:

               (i) the initial Applicable Percentages shall be based on the Consolidated Total Leverage Ratio as of September 30, 2001 (calculated to give effect to the Follow-On Offering on a Pro Forma Basis), and shall remain in effect at such pricing level (or any higher (more expensive) pricing level as would otherwise apply) until the first Rate Determination Date to occur in connection with the delivery of the quarterly financial statements and appropriate compliance certificate for the first fiscal quarter ending after the Closing Date, and

               (ii) notwithstanding the foregoing, in the event an annual or quarterly compliance certificate and related financial statements and information are not delivered timely to the Administrative Agent and the Lenders by the date required by Section 5.1(j) or Section 7.1(a),
          (b) or (c), as appropriate, the Applicable Percentages shall be based on pricing level III until the date five Business Days after the appropriate compliance certificate and related financial statements and information are delivered, whereupon the applicable pricing level shall be adjusted based on the information contained in such compliance certificate and related financial statements and information.

     Subject to the qualifications set forth above, each Applicable Percentage shall be effective from a Rate Determination Date until the next Rate Determination Date. The Administrative Agent shall determine the appropriate Applicable Percentages in the pricing matrix promptly upon receipt of the quarterly or annual compliance certificate and related financial information and shall promptly notify the Borrower and the Lenders of any change thereof. Such determinations by the Administrative Agent shall be conclusive absent manifest error. Adjustments in the Applicable Percentages shall be effective as to existing Extensions of Credit as well as new Extensions of Credit made thereafter.

          "Approved Fund" means any Fund that is administered or managed by (a)
           -------------
     a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

          "Asset Disposition" shall mean and include (i) the sale, lease or
           -----------------
     other disposition of any Property by any member of the Consolidated Group (including the Capital Stock of a Subsidiary), but for purposes hereof shall not include, in any event, (A) the sale of inventory in the ordinary course of business, (B) the sale, lease or other disposition of machinery and equipment and leasehold interests no longer used or useful in the conduct of business and (C) a sale, lease, transfer or disposition of Property to a Credit Party, and (ii) receipt by any member of the Consolidated Group of any cash insurance proceeds or condemnation award payable by reason of theft, loss, physical destruction or damage, taking or similar event with respect to any of its Property.

          "Bank of America" means Bank of America, N.A., and its successors.
           ---------------

          "Bankruptcy Code" means the Bankruptcy Code in Title 11 of the United
           ---------------
     States Code, as amended, modified, succeeded or replaced from time to time.

          "Bankruptcy Event" means, with respect to any Person, the occurrence
           ----------------
     of any of the following with respect to such Person: (i) a court or governmental agency having jurisdiction in the premises shall enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or ordering the winding up or liquidation of its affairs; or (ii) there shall be commenced against such Person an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or any case, proceeding or other action for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or for the winding up or liquidation of its affairs, and such involuntary case or other case, proceeding or other action shall remain undismissed, undischarged or unbonded for a period of sixty consecutive days; or (iii) such Person shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or consent to the entry of an order for relief in an involuntary case under any such law, or consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for any substantial part of its Property or make any general assignment for the benefit of creditors or shall take any action for the purpose of effecting any of the foregoing; or
     (iv) such Person shall be unable to, or shall admit in writing its inability to, pay its debts generally as they become due.

          "BAS" means Banc of America Securities LLC.
           ---

          "Base Rate" means for any day a fluctuating rate per annum equal to
           ---------
     the higher of (a) the Federal Funds Rate in effect on such day plus one half of one percent (0.5%) and (b) the Prime Rate in effect on such day.

          "Base Rate Loan" means any Loan bearing interest at a rate determined
           --------------
     by reference to the Base Rate.

          "Borrower" means AmeriPath, Inc., a Delaware corporation, its
           --------
     successors and permitted assigns.

          "Business Day" means a day other than a Saturday, Sunday or other day
           ------------
     on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law to close, except that, when used in
                                                      ------
     connection with a Eurodollar Loan, such day shall also be a day on which dealings between banks are carried on in Dollar deposits in London, England.

          "Capital Lease" means, as applied to any Person, any lease of any
           -------------
     Property by that Person as lessee which, in accordance with GAAP, is or should be accounted for as a capital lease on the balance sheet of that Person.

          "Capital Stock" means (i) in the case of a corporation, capital stock,
           -------------
     (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (iii) in the case of a partnership, partnership interests (whether general or limited), (iv) in the case of a limited liability company, membership interests and (v) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

          "Cash Equivalents" means (a) securities issued or directly and fully
           ----------------
     guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve months from the date of acquisition, (b) Dollar denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500 million or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or the equivalent thereof or from Moody's is at least P-1 or the equivalent thereof (any such bank being an "Approved Bank"), in each
                                                        -------------
     case with maturities of not more than 270 days from the date of acquisition, (c) commercial paper and variable or fixed rate notes issued by any Approved Bank (or by the parent company thereof) or any variable rate notes issued by, or guaranteed by, any domestic corporation rated A-1 (or the equivalent thereof) or better by S&P or P-1 (or the equivalent thereof) or better by Moody's and maturing within six months of the date of acquisition, (d) repurchase agreements entered into by any Person with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500 million for direct obligations issued by or fully guaranteed by the United States in which such Person shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least one hundred percent (100%) of the amount of the repurchase obligations, and (e) Investments, classified in accordance with GAAP as current assets, in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital of at least $500 million and the portfolios of which are limited to Investments of the character described in the foregoing subdivisions (a) through (d).

          "CHAMPUS" means the United States Department of Defense Civilian
           -------
     Health and Medical Program of the Uniformed Services.

          "Change of Control" means the occurrence of any of the following
           -----------------
     events: (i) any Person or two or more Persons acting in concert shall have acquired beneficial ownership, directly or indirectly, of, or shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation, will result in its or their acquisition of or control over, Voting Stock of the Borrower (or other securities convertible into such Voting Stock) representing thirty-five percent (35%) or more of the combined voting power of all Voting Stock of the Borrower or (ii) during any period of up to twenty-four consecutive months, commencing after the Closing Date, individuals who at the beginning of such twenty-four month period were directors of the Borrower (together with any new director whose election by the Borrower's board of directors or whose nomination for election by the Borrower's shareholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors of the Borrower then in office. As used herein, "beneficial ownership" shall have the meaning provided in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act.

          "Closing Date" means the date hereof.
           ------------

          "Collateral" means a collective reference to the collateral that is
           ----------
     identified in, and at any time will be covered by, the Collateral
     Documents.

          "Collateral Agent" means the collateral agent for the Lenders as
           ----------------
     referenced and defined in the Collateral Documents, together with any successors and assigns.

          "Collateral Documents" means a collective reference to the Security
           --------------------
     Agreement, the Pledge Agreement, the Mortgages and such other documents executed and delivered in connection with the attachment and perfection of the Administrative Agent's security interests and liens arising thereunder, including, without limitation, UCC financing statements and patent and trademark filings.

          "Commitment" means the Revolving Commitment, the LOC Commitment and
           ----------
     the Swingline Commitment.

          "Commitment Fee" shall have the meaning provided in Section 3.5(a).
           --------------

          "Commitment Period" means the period from and including the Closing
           -----------------
     Date to but not including the earlier of (i) the Termination Date or (ii) the date on which the Commitments terminate in accordance with the provisions of this Credit Agreement.

          "Committed Amount" means any or all of the Revolving Committed Amount,
           ----------------
     the LOC Committed Amount the Swingline Committed Amount.

          "Consolidated Capital Expenditures" means, for any period for the
           ---------------------------------
     Consolidated Group, without duplication, all expenditures (whether paid in cash or other consideration) during such period that, in accordance with GAAP, are or should be included in additions to property, plant and equipment or similar items reflected in the consolidated statement of cash flows for such period; provided, that Consolidated Capital Expenditures
                            --------
     shall not include, for purposes hereof, expenditures of proceeds of insurance settlements, condemnation awards and other settlements in respect of lost, destroyed, damaged or condemned assets, equipment or other property to the extent such expenditures are made to replace or repair such lost, destroyed, damaged or condemned assets, equipment or other property or otherwise to acquire assets or properties useful in the business of the members of the Consolidated Group.

          "Consolidated EBITDA" means, for any period for the Consolidated
           -------------------
     Group, the sum of (i) Consolidated Net Income, plus (ii) to the extent
                                                    ----
     deducted in determining net income, (A) Consolidated Interest Expense, (B) taxes and (C) depreciation and amortization, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated EBITDAR" means, for any period for the Consolidated
           --------------------
     Group, the sum of (i) Consolidated EBITDA, plus (ii) rent and lease
                                                ----
     expense, minus (iii) Consolidated Capital Expenditures, minus (iv) cash
              -----                                          -----
     taxes paid, in each case determined on a consolidated basis in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Fixed Charge Coverage Ratio" means, as of the last day
           ----------------------------------------
     of each fiscal quarter, the ratio of Consolidated EBITDAR for the period of four consecutive fiscal quarters ending as of such day to Consolidated Fixed Charges for the period of four consecutive fiscal quarters ending as of such day.

          "Consolidated Fixed Charges" means, for any period for the
           --------------------------
     Consolidated Group, the sum, without duplication, of (i) the cash portion of Consolidated Interest Expense, plus (ii) rent and lease expense, plus
                                       ----                              ----
     (iii) current maturities of Consolidated Total Funded Debt (including, for purposes hereof, current scheduled reductions in commitments), plus (iv)
                                                                    ----
     all mandatory prepayments of Consolidated Total Funded Debt (other than those required under this Credit Agreement), plus (v) all payments on
                                                  ----
     deferred purchase price obligations (including, without limitation, earn-out payments and contingent note obligations), plus (vi) Restricted
                                                         ----
     Payments, in each case on a consolidated basis determined in accordance with GAAP. Except as otherwise expressly provided, the applicable period shall be the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Group" means the Borrower and its consolidated
           ------------------
     subsidiaries, as determined in accordance with GAAP.

          "Consolidated Interest Coverage Ratio" means, as of the last day of
           ------------------------------------
     each fiscal quarter, the ratio of Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day to Consolidated Interest Expense for the period of four consecutive fiscal quarters ending as of such day.

          "Consolidated Interest Expense" means, for any period for the
           -----------------------------
     Consolidated Group, all interest expense, including the amortization of debt discount and premium, the interest component under Capital Leases, in each case on a consolidated basis determined in accordance with GAAP, but including, in any event, the implied interest component under Securitization Transactions. Except as expressly provided otherwise, the applicable period shall be the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Net Income" means, for any period for the Consolidated
           -----------------------
     Group, net income (or loss) determined on a consolidated basis in accordance with GAAP, but excluding for purposes of determining the pricing level for the Applicable Percentage and the financial covenants contained in Sections 7.11(a), (b), (c) and (d), (i) any extraordinary gains and related tax effects thereon, (ii) non-cash non-recurring charges taken after the Closing Date on the write-off of goodwill, intangibles and existing Investments of (A) up to $4 million taken by the Borrower's Alabama practice and (B) up to $16 million otherwise taken by members of the Consolidated Group in the aggregate from the Closing Date, and (iii) one-time non-recurring charges taken after the Closing Date of (A) up to $13 million taken in connection with the termination of Hedging Agreements entered in connection with prior financings and (B) up to $1.6 million taken in connection with unamortized financing costs and expenses related to prior financings. Except as otherwise expressly provided, the applicable period shall be the four consecutive fiscal quarters ending as of the date of determination.

          "Consolidated Total Funded Debt" means Funded Debt of the Consolidated
           ------------------------------
     Group determined on a consolidated basis in accordance with GAAP.

          "Consolidated Total Leverage Ratio" means, as of the last day of each
           ---------------------------------
     fiscal quarter, the ratio of Consolidated Total Funded Debt on such day to Consolidated EBITDA for the period of four consecutive fiscal quarters ending as of such day.

          "Continue", "Continuation", and "Continued" shall refer to the
           --------    ------------        ---------
     continuation pursuant to Section 3.2 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

          "Contract Provider" means any Person or any employee, agent or
           -----------------
     subcontractor of such Person who provides professional health care services under or pursuant to any contract with any member of the Consolidated Group.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
     security issued by such Person or of any material agreement, instrument or undertaking to which such Person is a party or by which it or any of its property is bound.

          "Convert", "Conversion", and "Converted" shall refer to a conversion
           -------    ----------        ---------
     pursuant to Section 3.2 or Sections 3.7 through 3.12, inclusive, of a Base Rate Loan into a Eurodollar Loan.

          "Credit Documents" means, collectively, this Credit Agreement, the
           ----------------
     Notes, the LOC Documents, the Collateral Documents, the Administrative Agent's Fee Letter, and all other related agreements and documents issued or delivered hereunder or thereunder or pursuant hereto or thereto.

          "Credit Party" means any or all of the Borrower and the Guarantors.
           ------------

          "Debt Transaction" means, with respect to any member of the
           ----------------
     Consolidated Group, any sale, issuance, placement, assumption or guaranty of Funded Debt, whether or not evidenced by promissory note or other written evidence of indebtedness, except for Funded Debt permitted to be incurred pursuant to clauses (a) through (h) of Section 8.1.

          "Default" means any event, act or condition which with notice or lapse
           -------
     of time, or both, would constitute an Event of Default.

          "Defaulting Lender" means, at any time, any Lender that (a) has failed
           -----------------
     to make a Loan or purchase a Participation Interest required pursuant to the terms of this Credit Agreement within one Business Day of when due, (b) other than as set forth in (a) above, has failed to pay to the Administrative Agent or any Lender an amount owed by such Lender pursuant to the terms of this Credit Agreement within one Business Day of when due, unless such amount is subject to a good faith dispute or (c) has been deemed insolvent or has become subject to a bankruptcy or insolvency proceeding or with respect to which (or with respect to any of the assets of which) a receiver, trustee or similar official has been appointed.

          "Dollars" and "$" means dollars in lawful currency of the United
           -------       -
     States.

          "Domestic Credit Party" means a Credit Party that is incorporated or
           ---------------------
     organized under the laws of any state of the United States or the District of Columbia.

          "Domestic Subsidiary" means any Subsidiary that is incorporated or
           -------------------
     organized under the laws of any state of the United States or the District of Columbia.

          "Eligible Assignee" means (i) a Lender; (ii) an Affiliate of a Lender;
           -----------------
     (iii) an Approved Fund; and (iv) any other Person (other than a natural Person) approved by the Administrative Agent and, unless (A) such Person is taking delivery of an assignment in connection with physical settlement of a credit derivatives transaction or (B) an Event of Default has occurred and is continuing, the Borrower (each such approval not to be unreasonably withheld or delayed).

          "Eligible Subsidiary" means any Domestic Subsidiary of the Borrower
           -------------------
     other than those entities that are Subsidiaries solely pursuant to a Management Services Agreement.

          "Eligible Real Property" means, with respect to any member of the
           ----------------------
     Consolidated Group, including any Person that becomes a member of the Consolidated Group after the Closing Date as contemplated by Section 7.12, any real property which (i) is located in the United States or (to the extent deemed material by the Administrative Agent or the Required Lenders in its or their sole reasonable discretion) located outside of the United States, (ii) is owned or (to the extent deemed material by the Administrative Agent or the Required Lenders in its or their sole reasonable discretion) leased by such member of the Consolidated Group and
     (iii) is not Excluded Property.

          "Environmental Laws" means any and all lawful and applicable federal,
           ------------------
     state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to the environment or to emissions, discharges, releases or threatened releases of Materials of Environmental Concern into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of Materials of Environmental Concern.

          "Equity Transaction" means, with respect to any member of the
           ------------------
     Consolidated Group, any issuance or sale of shares of its capital stock or other equity interest, other than an issuance (i) to a member of the Consolidated Group, (ii) in connection with a conversion of debt securities to equity, (iii) in connection with a stock incentive plan, stock option plan or other equity-based compensation plan or arrangement and (iv) of Capital Stock of the Borrower in connection with a Permitted Acquisition.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
     amended, and any successor statute thereto, as interpreted by the rules and regulations thereunder, all as the same may be in effect from time to time. References to sections of ERISA shall be construed also to refer to any successor sections.

          "ERISA Affiliate" means an entity that is under common control with
           ---------------
     any member of the Consolidated Group within the meaning of Section 4001(a)(14) of ERISA, or is a member of a group that includes any member of the Consolidated Group and that is treated as a single employer under Sections 414(b) or (c) of the Internal Revenue Code.

          "ERISA Event" means (i) with respect to any Plan, the occurrence of a
           -----------
     Reportable Event or the substantial cessation of operations (within the meaning of Section 4062(e) of ERISA); (ii) the withdrawal by any member of the Consolidated Group or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a substantial employer (as such term is defined in Section 4001(a)(2) of ERISA), or the termination of a Multiple Employer Plan; (iii) the distribution of a notice of intent to terminate or the actual termination of a Plan pursuant to Section 4041(a)(2) or 4041A of ERISA; (iv) the institution of proceedings to terminate or the actual termination of a Plan by the PBGC under Section 4042 of ERISA; (v) any event or condition that might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan; (vi) the complete or partial withdrawal of any member of the Consolidated Group or any ERISA Affiliate from a Multiemployer Plan;
     (vii) the conditions for imposition of a lien under Section 302(f) of ERISA exist with respect to any Plan; or (viii) the adoption of an amendment to any Plan requiring the provision of security to such Plan pursuant to
     Section 307 of ERISA.

          "Eurodollar Loan" means any Loan bearing interest at a rate determined
           ---------------
     by reference to the Eurodollar Rate.

          "Eurodollar Rate" means, for any Eurodollar Loan for any Interest
           ---------------
     Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of one percent (0.01%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Interbank Offered Rate for such Eurodollar Loan for such Interest Period by (b) one minus the Eurodollar Reserve Requirement for such Eurodollar Loan for such Interest Period.

          "Eurodollar Reserve Requirement" means, at any time, the maximum rate
           ------------------------------
     at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Eurodollar Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities that includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets that include Eurodollar Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Requirement.

          "Event of Default" shall have the meaning provided in Section 9.1.
           ----------------

          "Excluded Property" means, with respect to any member of the
           -----------------
     Consolidated Group, including any Person that becomes a member of the Consolidated Group after the Closing Date as contemplated by Section 7.12, any Property of such member of the Consolidated Group which, subject to the terms of Section 8.11, is subject to a Lien of the type described in clause
     (viii) of
     the definition of "Permitted Liens" pursuant to documents which prohibit such member of the Consolidated Group from granting any other Liens in such Property.

          "Exclusion Event" means an event or related events resulting in the
           ---------------
     exclusion of one or more members of the Consolidated Group from participation in any Medical Reimbursement Program.

          "Existing Letters of Credit" means those letters of credit outstanding
           --------------------------
     on the Closing Date and identified on Schedule 2.6(b).
                                           ---------------

          "Extension of Credit" means, as to any Lender, the making of, or
           -------------------
     participation in, a Loan by such Lender (including Continuations and Conversions thereof) or the issuance or extension of, or participation in, a Letter of Credit by such Lender.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded
           ------------------
     upwards, if necessary, to the nearest 1/100th of one percent (0.01%)) equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank on the Business Day next succeeding such day; provided that (a) if such day is not
                                            --------
     a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

          "Fees" means all fees payable pursuant to Section 3.5.
           ----

          "Follow-On Offering" means the October 2001 underwritten public
           ------------------
     offering by the Borrower of not less than 4,125,000 and not greater than 4,743,750 shares of common stock, $0.01 par value per share, pursuant to a Registration Statement on Form S-3 (Registration No. 333-69526) at a public offering price of $26.00 per share.

          "Foreign Subsidiary" means a Subsidiary that is not a Domestic
           ------------------
     Subsidiary.

          "Fund" means any Person (other than a natural Person) that is (or will
           ----
     be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

          "Funded Debt" means, with respect to any Person, without duplication,
           -----------
     all (i) obligations for borrowed money, (ii) obligations evidenced by bonds debentures, notes or similar instruments or upon which interest payments are customarily made, (iii) purchase money indebtedness (including, for purposes hereof, indebtedness and obligations in respect of conditional sales and title retention agreements relating to property purchased (other than customary reservation or title retention arrangements under agreements entered into in the ordinary course of business with suppliers), and the deferred purchase price of property or services acquired (other than trade debt incurred in the ordinary course of business and due within six months of the incurrence thereof) that would constitute, and be accounted for as, a liability under GAAP, (iv) the attributed principal amount of obligations owing under Capital Leases, (v) the maximum amount available to be drawn under standby letters of credit and bankers' acceptances issued or created for its account, (vi) the attributed principal amount of Securitization Transactions, (vii) the attributed principal amount of obligations owing under Synthetic Leases, (viii) the Funded Debt of any partnership or joint venture or other similar entity in which such Person is a general partner or joint venturer and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof, (ix) Support Obligations in respect of Funded Debt of another Person, and (x) Funded Debt of another Person secured by a Lien on any of its Property, whether or not such Funded Debt has been assumed, provided, however, for purposes hereof, the amount of such Funded
              --------
     Debt shall be limited to the amount of Funded Debt as to which there is recourse or to the fair market value of the property that is the subject of such lien, if less.

          "GAAP" means generally accepted accounting principles in the United
           ----
     States applied on a consistent basis and subject to the terms of Section
     1.3.

          "Governmental Authority" means any federal, state, local or foreign
           ----------------------
     court or governmental agency, authority, instrumentality or regulatory body.

          "Governmental Reimbursement Program Cost" means with respect to and
           ---------------------------------------
     payable by the Borrower and its Subsidiaries the sum of:

               (i) all amounts (including punitive and other similar amounts) agreed to be paid or payable (A) in settlement of claims or (B) as a result of a final, non-appealable judgment, award or similar order, in each case, relating to participation in Medical Reimbursement Programs;

               (ii) all final, non-appealable fines, penalties, forfeitures or other amounts rendered pursuant to criminal indictments or other criminal proceedings relating to participation in Medical Reimbursement Programs; and

               (iii) the amount of final, non-appealable recovery, damages, awards, penalties, forfeitures or similar amounts rendered in any litigation, suit, arbitration, investigation or other legal or administrative proceeding of any kind relating to participation in Medical Reimbursement Programs.

          "Guaranteed Obligations" means, without duplication, (i) all of the
           ----------------------
     obligations of the Borrower to the Lenders (including the Issuing Lender and the Swingline Lender), the Administrative Agent and the Collateral Agent, whenever arising, under this Credit Agreement, the Notes, the Collateral Documents or any of the other Credit Documents (including, without limitation, any interest accruing after the occurrence of a Bankruptcy Event with respect to any Credit Party, regardless of whether such interest is an allowed claim under the Bankruptcy Code) and (ii) all liabilities and obligations, owing from any Credit Party to any Lender, or any Affiliate of a Lender, whenever arising, under any Hedging Agreement relating to the Obligations to the extent permitted hereunder.

          "Guarantor" means each Person identified as a "Guarantor" on the
           ---------
     signature pages hereto and each other Person that joins as a Guarantor pursuant to Section 7.12, together with their successors and permitted assigns.

          "HCFA" means the United States Health Care Financing Administration
           ----
     and any successor thereof, including the Centers for Medicare and Medicaid Services.

          "Hedging Agreements" means any interest rate protection agreement or
           ------------------
     foreign currency exchange agreement.

          "HHS" means the United Sates Department of Health and Human Services
           ---
     and any successor thereof.

          "Indebtedness" means, with respect to any Person, without duplication,
           ------------
     all (i) Funded Debt, (ii) obligations under take-or-pay or similar arrangements or under commodities agreements, (iii) obligations under Hedging Agreements, (iv) the Midpoint Amount of contingent obligations (including earn-out and like payments) owing in respect of Acquisitions or dispositions or divestitures, (v) Indebtedness of any partnership or joint venture or other similar entity in which such Person is a general partner or joint venturer and, as such, has personal liability for such obligations, but only to the extent there is recourse to such Person for payment thereof, (vi) Support Obligations in respect of Indebtedness of another Person, and (vii) Indebtedness of another Person secured by a Lien on any of its Property, whether or not such Indebtedness has been assumed.

          "Indemnified Liabilities" shall have the meaning provided in Section
           -----------------------
     11.5.

          "Indemnitees" shall have the meaning provided in Section 11.5.
           -----------

          "Interbank Offered Rate" means, for any Eurodollar Loan for any
           ----------------------
     Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of one percent (0.01%)) in each case determined by the Administrative Agent to be equal to:

               (a) the offered rate that appears on the Dow Jones Telerate Screen Page 3750 (or any successor page) that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of the applicable Interest Period) for a term equivalent to the applicable Interest Period at approximately 11:00 A.M. (London, England time) two Business Days prior to the first day of the applicable Interest Period; or

               (b) if for any reason the foregoing rate in clause (a) is unavailable or undeterminable, the offered rate on such other page or other service that displays an average British Bankers Association Interest Settlement Rate for deposits in Dollars (for delivery on the first day of the applicable Interest Period) for a term equivalent to the applicable Interest Period at approximately 11:00 A.M. (London, England time) two Business Days prior to the first day of the applicable Interest Period; or

               (c) if for any reason the foregoing rates in clauses (a) and (b) are unavailable or undeterminable, the rate of interest at which deposits in Dollars for delivery on the first day of the applicable Interest Period in same day funds in the approximate amount of the applicable Eurodollar Loan for a term equivalent to the applicable Interest Period would be offered by the London branch of Bank of America to major banks in the offshore Dollar market at approximately 11:00 A.M. (London, England time) two Business Days prior to the first day of the applicable Interest Period.

          "Interest Payment Date" means (i) as to any Base Rate Loan and any
           ---------------------
     Swingline Loan, the last day of each March, June, September and December, and the Termination Date, and (ii) as to any Eurodollar Loan, the last day of each Interest Period for such Loan, the date of repayment of principal of such Loan and the Termination Date, and in addition where the applicable Interest Period is more than three months, then also on the date three months from the beginning of the Interest Period, and each three months thereafter. If an Interest Payment Date falls on a date that is not a Business Day, such Interest Payment Date shall be deemed to be the next succeeding Business Day.

          "Interest Period" means (i) as to any Eurodollar Loan, a period of
           ---------------
     one, two or three months duration, as the Borrower may elect, in each case commencing on the date of the borrowing (including Conversions, Continuations and renewals) and (ii) as to any Swingline Loan, a period of such duration as the Borrower may request and the Swingline Lender may agree in accordance with the provisions hereof, in each case commencing on the date of borrowing; provided, however, (A) if any Interest Period would
                            --------
     end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day (except in the case of Eurodollar Loans where the next succeeding Business Day falls in the next succeeding calendar month, then on the next preceding Business Day), (B) no Interest Period shall extend beyond the Termination Date, and (C) in the case of Eurodollar Loans, where an Interest Period begins on a day for which there is no numerically corresponding day in the calendar month in which the Interest Period is to end, such Interest Period shall end on the last day of such calendar month.

          "Internal Revenue Code" means the Internal Revenue Code of 1986, as
           ---------------------
     amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Internal Revenue Code shall be construed also to refer to any successor sections.

          "Investment" in any Person means (i) the acquisition (whether for
           ----------
     cash, property, services, assumption of Indebtedness, securities or otherwise) of Capital Stock, bonds, notes, debentures, partnership, joint ventures or other ownership interests or other securities of such Person,
     (ii) any deposit with, or advance, loan or other extension of credit to, such Person (other than deposits made in connection with the purchase of equipment or other assets in the ordinary course of business) or (iii) any other capital contribution to or investment in such Person, including, without limitation, any Support Obligations (including any support for a letter of credit issued on behalf of such Person) incurred for the benefit of such Person, but excluding any Restricted Payment to such Person.

          "Issuing Lender" means Bank of America.
           --------------

          "Issuing Lender Fee" shall have the meaning provided in Section
           ------------------
     3.5(b).

          "Joinder Agreement" means a joinder agreement substantially in the
           -----------------
     form of Schedule 7.12 hereto executed and delivered by a Subsidiary in
             -------------
     accordance with the provisions of Section 7.12.

          "Lenders" means each of the Persons identified as a "Lender" on the
           -------
     signature pages hereto and each other Person that joins as a Lender pursuant to Section 2.1(d), together with their successors and assigns.

          "Letter of Credit" means any Existing Letter of Credit and any standby
           ----------------
     letter of credit issued by the Issuing Lender for the account of the Borrower in accordance with the terms of Section 2.1(b).

          "Letter of Credit Fee" shall have the meaning provided in Section
           --------------------
     3.5(b).

          "Licenses" means all licenses, permits and other grants of authority
           --------
     obtained or required to be obtained from any Governmental Authorities in connection with the management or operation of the business of the members of the Consolidated Group or the ownership, lease, license or use of any Property of the members of the Consolidated Group.

          "Lien" means any mortgage, pledge, hypothecation, assignment, deposit
           ----
     arrangement, security interest, encumbrance, lien (statutory or otherwise), preference, priority or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code as adopted and in effect in the relevant jurisdiction or other similar recording or notice statute, and any lease in the nature thereof).

          "Loan" or "Loans" means any or all of the Revolving Loans and the
           ----      -----
     Swingline Loans, and the Base Rate Loans and Eurodollar Loans comprising such Loans.

          "LOC Commitment" means, with respect to the Issuing Lender, the
           --------------
     commitment of the Issuing Lender to issue, and to honor payment obligations under, Letters of Credit and, with respect to each Lender, the commitment of such Lender to purchase Participation Interests in the Letters of Credit up to such Lender's LOC Committed Amount.

          "LOC Committed Amount" shall have the meaning provided in Section
           --------------------
     2.1(b).

          "LOC Documents" means, with respect to any Letter of Credit, such
           -------------
     Letter of Credit, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (i) the rights and obligations of the parties concerned or at risk or (ii) any collateral security for such obligations.

          "LOC Obligations" means, at any time, the sum of (i) the maximum
           ---------------
     amount that is, or at any time thereafter may become, available to be drawn under Letters of Credit then outstanding, assuming compliance with all requirements for drawings referred to in such Letters of Credit plus (ii) the aggregate amount of all drawings under Letters of Credit honored by the Issuing Lender but not yet reimbursed.

          "Management Services Agreements" means the long-term management
           ------------------------------
     agreements entered into by the Borrower or any of its Subsidiaries with a professional association or corporation that employs or contracts with physicians engaged in a pathology practice.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
     condition (financial or otherwise), operations, business, assets, liabilities or prospects of the Consolidated Group taken as a whole, (ii) the ability of any member of the Consolidated Group to perform any material obligation under any Credit Document to which it is a party or (iii) the material rights and remedies of the Administrative Agent and the Lenders under the Credit Documents.

          "Materials of Environmental Concern" means any gasoline or petroleum
           ----------------------------------
     (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Laws, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Medicaid" means that means-tested entitlement program under Title
           --------
     XIX, P.L. 89-87, of the Social Security Act that provides federal grants to states for medical assistance based on specific eligibility criteria, as set forth at Section 1396, et seq. of Title 42 of the United Sates Code, as amended.

          "Medicaid Regulations" means, collectively, (i) all federal statutes
           --------------------
     (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.

          "Medical Reimbursement Programs" means a collective reference to the
           ------------------------------
     Medicare, Medicaid and CHAMPUS programs and any other health care program operated by or financed in whole or in part by any foreign or domestic federal, state or local government.

          "Medicare" means that government-sponsored entitlement program under
           --------
     Title XVIII, P.L. 89-87, of the Social Security Act that provides for a health insurance system for eligible elderly and disabled individuals, as set forth at Section 1395, et seq. of Title 42 of the United States Code, as amended.

          "Medicare Regulations" means, collectively, all federal statutes
           --------------------
     (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including, without limitation, HCFA, HHS, OIG, or any person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

          "Midpoint Amount" means the amount of contingent payments (including
           ---------------
     earn-out payments) that the Borrower projects it will ultimately actually have to pay in connection with an Acquisition; it being understood that the Midpoint Amount shall be within a range of projected contingent payments developed by the Borrower and shall not be less than Pro Forma Adjusted EBITDA for such Acquisition, and such Midpoint Amount shall be determined by the Borrower in accordance with its past custom and practice.

          "Moody's" means Moody's Investors Service, Inc., or any successor or
           -------
     assignee of the business of such company in the business of rating securities.

          "Mortgaged Property" means the Property that is the subject of a
           ------------------
     Mortgage as referenced therein.

          "Mortgages" means those mortgages, deeds of trust, security deeds or
           ---------
     like instruments, if any, given to the Administrative Agent, for the ratable benefit of the Lenders, to secure the obligations of the Credit Parties under the Credit Documents, as such mortgages, deeds of trust, security deeds or like instruments may be amended and modified from time to time.

          "Multiemployer Plan" means a Plan that is a "multiemployer plan" as
           ------------------
     defined in Section 3(37) or 4001(a)(3) of ERISA.

          "Multiple Employer Plan" means a Plan (other than a Multiemployer
           ----------------------
     Plan) to which any member of the Consolidated Group or any ERISA Affiliate and at least one employer other than the members of the Consolidated Group or any ERISA Affiliate are contributing sponsors.

          "Net Cash Proceeds" means the aggregate proceeds paid in cash or Cash
           -----------------
     Equivalents received by any member of the Consolidated Group in connection with any Asset Disposition, Equity Transaction or Debt Transaction, net of
     (a) direct costs (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (b) taxes paid or payable as a result thereof; it being understood that "Net Cash Proceeds" shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by any such member of the Consolidated Group in any Asset Disposition, Equity Transaction or Debt Transaction, (c) any reserve or contingency amount that a member of the Consolidated Group establishes in the event of a breach, or alleged breach, of a representation or warranty made by such member in connection with such Asset Disposition and (d) the repayment of any Indebtedness that such member is required to repay to effect such Asset Disposition that is secured by the assets subject to such Asset Disposition or which are otherwise initially incurred to acquire such assets.

          "Note" or "Notes" means any or all of the Revolving Notes.
           ----      -----

          "Notice of Borrowing" means a written notice of borrowing in
           -------------------
     substantially the form of Schedule 2.2(a)(i), as required by Section
                               ------------------
     2.2(a).

          "Notice of Continuation/Conversion" means the written notice of
           ---------------------------------
     Continuation or Conversion in substantially the form of Schedule 3.2, as
                                                             ------------
     required by Section 3.2.

          "Obligations" means the Revolving Loans, LOC Obligations and Swingline
           -----------
     Loans.

          "OIG" means the Office of Inspector General of HHS and any successor
           ---
     thereof.

          "Operating Earnings" means, with respect to any Person, the sum of (i)
           ------------------
     net income plus (ii) to the extent deducted in determining net income, (A) interest expense, (B) taxes, (C) depreciation and amortization, (D) normalized salaries, benefits, and other compensation to be paid to physicians employed by, or serving as consultants or independent contractors to, such Person.

          "Operating Lease" means, as applied to any Person, any lease
           ---------------
     (including, without limitation, leases that may be terminated by the lessee at any time) of any Property that is not a Capital Lease other than any such lease in which that Person is the lessor.

          "Other Taxes" shall have the meaning provided in Section 3.11.
           -----------

          "Participation Interest" means the purchase by a Lender of a
           ----------------------
     participation in LOC Obligations as provided in Section 2.6(b), in Swingline Loans as provided in Section 2.7 and in Loans as provided in
     Section 3.14.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
     pursuant to Subtitle A of Title IV of ERISA and any successor thereof.

          "Permitted Acquisition" means any Acquisition by a member of the
           ---------------------
     Consolidated Group; provided that (i) the Person to be acquired is in the
                         --------
     business of providing pathology or laboratory services or other activities or services incident thereto, and is located in the United States of America, (ii) the Property acquired (or the Property of the Person acquired) in such Acquisition shall be used or useful in the same or similar line of business as the members of the Consolidated Group on the Closing Date, (iii) all Property to be acquired in connection with such Acquisition shall be located in the United States of America, (iv) in the case of an Acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person shall have duly approved such Acquisition, (v) no Default or Event of Default shall exist immediately after giving effect to such Acquisition, (vi) any Management Services Agreement executed and delivered in connection with such Acquisition shall provide that one hundred percent (100%) of the Operating Earnings of the acquired entity be payable to a Credit Party,
     (vii) not later than five days prior to such Acquisition, the Borrower shall have delivered to the Administrative Agent a compliance certificate signed by a Responsible Officer (A) demonstrating compliance with the financial covenants hereunder after giving effect to the subject Acquisition on a Pro Forma Basis, and including therewith detail for historical EBITDA and proposed adjustments thereto for purposes of determining Pro Forma Acquired EBITDA), (B) attaching a true and complete copy of the due diligence report provided to the board of directors of the Borrower with respect to such Acquisition and (C) attaching a true and complete copy of the draft acquisition agreement (including all schedules, exhibits and attachments) for such Acquisition, (viii) not later than ten days following such Acquisition, the Borrower shall have delivered to the Administrative Agent a compliance certificate signed by a Responsible Officer (A) attaching a true and complete copy of the final executed acquisition agreement (including all schedules, exhibits and attachments) with respect to such Acquisition, (B) certifying that such Acquisition has been consummated, in all material respects, on terms and conditions substantially in compliance with the proposed terms provided to the Administrative Agent, (C) reaffirming that the representations and warranties made hereunder are true and correct in all material respects as of such date and (D) certifying that all material consents, authorizations, orders or approvals required by applicable law in connection with such Acquisition have been obtained and are in full force and effect, (ix) if the Acquisition involves an interest in a partnership and a requirement that a member of the Consolidated Group be a general partner, the general partner shall be a newly formed special purpose Subsidiary of the Borrower,
     (x) the cash consideration (including, without limitation, the amount of any Indebtedness assumed and the Midpoint Amount) paid in connection with any Acquisition (or series of related Acquisitions) shall not exceed $20 million, and (xi) the total consideration (cash and non-cash (including, without limitation, the amount of any Indebtedness assumed, the Midpoint Amount and the fair value of any Capital Stock of the Borrower issued in connection therewith)) paid in connection with any Acquisition (or series of related Acquisitions) shall not exceed $40 million. The Administrative Agent will promptly send copies of the foregoing information to the Lenders, and in the case of proposed adjustments to historical EBITDA by the Borrower for purposes of determining Pro Forma Acquired EBITDA, the Lenders shall be deemed to have accepted all such proposed adjustments unless they notify the Administrative Agent and the Borrower of their objection within five Business Days of delivery to such Lender of such proposed adjustments.

          "Permitted Investments" means Investments that are (i) cash and Cash
           ---------------------
     Equivalents; (ii) accounts receivable created, acquired or made in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; (iii) Investments consisting of Capital Stock, obligations, securities or other Property received in settlement of accounts receivable (created in the ordinary course of business) from bankrupt obligors; (iv) Investments made prior to the Closing Date and set forth in Schedule 8.6; (v) advances or loans to directors, officers and
              ------------
     employees that do not exceed $1 million in the aggregate at any one time outstanding; (vi) Investments existing on the Closing Date by members of the Consolidated Group in their Subsidiaries and Affiliates, (vii) Investments by members of the Consolidated Group in and to Domestic Credit Parties; (viii) Investments that constitute Permitted Acquisitions and (ix) other Investments in an amount not to exceed $10 million in the aggregate at any time outstanding.

          "Permitted Liens" means:
           ---------------

          (i) Liens in favor of the Administrative Agent to secure the obligations of the Credit Parties under the Credit Documents;

          (ii) Liens in favor of a Lender or an Affiliate of a Lender pursuant to a Hedging Agreement permitted hereunder, but only (A) to the extent such Liens secure obligations under such agreements permitted under Section 8.1,
     (B) to the extent such Liens are on the same collateral as to which the Lenders hereunder also have a Lien, and (C) so long as the obligations under such Hedging Agreement and the loans and obligations hereunder and under the other Credit Documents shall share pari passu in the collateral subject to such Liens;

          (iii) Liens (other than Liens created or imposed under ERISA) for taxes, assessments or governmental charges or levies not yet due or Liens for taxes being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (iv) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and suppliers and other Liens imposed by law or pursuant to customary reservations or retentions of title arising in the ordinary course of business, provided that such Liens secure only amounts
                                  --------
     not yet due and payable or, if due and payable, are unfiled and no other action has been taken to enforce the same or are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established (and as to which the Property subject to any such Lien is not yet subject to foreclosure, sale or loss on account thereof);

          (v) Liens (other than Liens created or imposed under ERISA) incurred or deposits made by any member of the Consolidated Group in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (vi) Liens in connection with attachments or judgments (including judgment or appeal bonds), provided that the judgments secured shall,
                                --------
     within thirty days after the entry thereof, have been discharged or execution thereof stayed pending appeal, or shall have been discharged within thirty days after the expiration of any such stay;

          (vii) easements, rights-of-way, covenants, restrictions (including zoning restrictions), minor defects or irregularities in title and other similar charges or encumbrances not, in any material respect, impairing the use of the encumbered Property for its intended purposes;

          (viii) Liens on Property of any Person securing purchase money and sale/leaseback Indebtedness (including Capital Leases and Synthetic Leases) of such Person to the extent permitted under Section 8.1(c), provided that
                                                                  --------
     any such Lien attaches only to the Property financed or leased and such Lien attaches concurrently with or within ninety days after the acquisition thereof;

          (ix) leases or subleases granted to others not interfering in any material respect with the business of any member of the Consolidated Group;

          (x) any interest or title of a lessor under, and Liens arising from UCC financing statements (or equivalent filings, registrations or agreements in foreign jurisdictions) relating to, leases permitted by this Credit Agreement;

          (xi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

          (xii) Liens created or deemed to exist in connection with a Securitization Transaction permitted hereunder (including any related filings of any financing statements), but only to the extent that any such Lien relates to the applicable Securitization Receivables actually sold, contributed, financed or otherwise conveyed or pledged pursuant to such transaction;

          (xiii) Liens deemed to exist in connection with Investments in repurchase agreements that constitute Permitted Investments;

          (xiv) normal and customary rights of setoff upon deposits of cash in favor of banks or other depository institutions;

          (xv) Liens of a collection bank arising under Section 4-210 of the Uniform Commercial Code on items in the course of collection;

          (xvi) Liens created or deemed to exist by the establishment of trusts for the purpose of satisfying (A) Governmental Reimbursement Program Costs and (B) other claims or actions pertaining to the same or related matters; provided that the Borrower, in each case, shall have established adequate
     --------
     reserves for such claims or actions; and

          (xvii) Liens existing as of the Closing Date and set forth on Schedule
                                                                        --------
     6.8, provided that (A) no such Lien shall at any time be extended to or
     ---  --------
     cover any Property other than the Property subject thereto on the Closing Date and (B) the principal amount of the Indebtedness secured by such Liens shall not be increased and shall not be extended, renewed, refunded or refinanced on terms and conditions less favorable to the Credit Parties than for such existing Indebtedness.

          "Person" means any individual, partnership, joint venture, firm,
           ------
     corporation, limited liability company, association, trust or other enterprise (whether or not incorporated) or any Governmental Authority.

          "Plan" means any employee benefit plan (as defined in Section 3(3) of
           ----
     ERISA) that is covered by ERISA and with respect to which any member of the Consolidated Group or any ERISA Affiliate is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" within the meaning of Section 3(5) of ERISA.

          "Pledge Agreement" means the pledge agreement dated as of the Closing
           ----------------
     Date given by the Credit Parties to the Collateral Agent to secure the obligations of the Credit Parties under the Credit Documents, as such pledge agreement may be amended and modified from time to time.

          "Prime Rate" means, for any day, the rate per annum in effect for such
           ----------
     day as publicly announced from time to time by Bank of America as its "prime rate." Such rate is a rate set by

     Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

          "Pro Forma Basis" means, for purposes of determining the applicable
           ---------------
     pricing level under the definition of "Applicable Percentage" and determining compliance with the financial covenants hereunder, that, subject to the qualifications provided herein, the subject transaction shall be deemed to have occurred as of the first day of the period of four consecutive fiscal quarters ending as of the end of the most recent fiscal quarter for which annual or quarterly financial statements shall have been delivered in accordance with the provisions hereof. For purposes hereof:

               (i) the Follow-On Offering shall be given pro forma effect from the Closing Date, with adjustment to Consolidated EBITDA on account thereof assuming an annual interest expense savings of $9.711 million (or $2.427 million each quarter for the fiscal quarters ending March 31, 2001, June 30, 2001 and September 30, 2001) for the applicable period from the date of the Follow-On Offering;

               (ii) in the case of an Acquisition, (A) the Borrower shall calculate pro forma EBITDA relating thereto based on historical EBITDA for the applicable period, but giving effect to such adjustments (including non-GAAP adjustments) as are acceptable to the Administrative Agent and the Required Lenders (the "Pro Forma Acquired
                                                              ------------------
          EBITDA"), (B) in the case of Acquisitions made less than six months
          ------
          prior to the date of the most recent financial statements delivered in accordance with the provisions hereof, the pro forma adjustment shall be made to include in Consolidated EBITDA the ratable portion of Pro Forma Acquired EBITDA attributable to the period that predates the date of acquisition (i.e., on a quarterly or monthly basis, the product of (I) the difference of twelve minus the number of months from the date of acquisition divided by twelve, multiplied by (II) Pro Forma Acquired EBITDA attributable thereto), and (C) in the case of Acquisitions made six months or more but less than twelve months prior to the date of the most recent financial statement delivered in accordance with the provisions hereof, the pro forma adjustment shall be made for inclusion to Consolidated EBITDA by annualizing actual EBITDA experienced by the Borrower from the date of acquisition (i.e., on a quarterly or monthly basis, the product of (I) the difference of twelve minus the number of months from the date of acquisition, multiplied by (II) actual EBITDA attributable thereto experienced from the date of acquisition divided by the number of months from the date of acquisition);

               (iii) in the case of an Asset Disposition, (A) income statement items (whether positive or negative) attributable to the property, entities or business units that are the subject of disposition shall be excluded to the extent relating to any period prior to the date of the subject transaction, and (B) Indebtedness paid or retired in connection with the subject transaction shall be deemed to have been paid and retired as of the first day of the applicable period;

               (iv) in connection with the incurrence of any Funded Debt, such Funded Debt shall be deemed to have been incurred as of the first day of the applicable period and pro forma adjustment shall be made to Consolidated EBITDA giving effect to increased interest expense on account thereof for the portion of the period predating the incurrence thereof assuming the entire amount of Funded Debt is outstanding for applicable period bearing at the rate applicable in respect of such Funded Debt on the date of determination.

          "Pro Forma Acquired EBITDA" shall have the meaning provided in the
           -------------------------
     definition of Pro Forma Basis.

          "Property" means any interest in any kind of property or asset,
           --------
     whether real, personal or mixed, or tangible or intangible.

          "Rate Determination Date" shall have the meaning provided in the
           -----------------------
     definition of "Applicable Percentage".

          "Register" shall have the meaning provided in Section 11.3(c).
           --------

          "Regulation D, O, T, U, or X" means Regulation D, O, T, U or X,
           ---------------------------
     respectively, of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

          "Reportable Event" means any of the events set forth in Section
           ----------------
     4043(c) of ERISA, other than those events as to which the notice requirement has been waived by regulation.

          "Required Financial Information" means the annual and quarterly
           ------------------------------
     compliance certificates and related financial statements and information required by the provisions of Sections 7.1(a), (b) and (c).

          "Required Lenders" means, at any time that (i) the Commitments
           ----------------
     hereunder are less than $160 million, Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the Commitments or, if the Commitments have been terminated, Lenders having at least sixty-six and two-thirds percent (66-2/3%) of the aggregate principal amount of the Obligations outstanding (taking into account in each case Participation Interests or obligations to participate therein) and (ii) the Commitments hereunder are $160 million or greater, Lenders having more than fifty percent (50%) of the Commitments or, if the Commitments have been terminated, Lenders having more than fifty percent (50%) of the aggregate principal amount of the Obligations outstanding (taking into account in each case Participation Interests or obligations to participate therein); provided in each case that the
                                          --------
     Commitments of, and outstanding principal amount of Obligations (taking into account Participation Interests or obligations to participate therein) owing to, a Defaulting Lender shall be excluded for purposes hereof in making a determination of Required Lenders.

          "Requirement of Law" means, as to any Person, the certificate of
           ------------------
     incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation or ordinance (including, without limitation, Environmental Laws) or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its material Property is subject.

          "Responsible Officer" of any Person means the chief executive officer,
           -------------------
     chief operating officer, president, vice president, chief financial officer or treasurer of such Person.

          "Restricted Payment" means (i) any dividend or other payment or
           ------------------
     distribution, direct or indirect, on account of any shares of any class of Capital Stock of any member of the Consolidated

     Group, now or hereafter outstanding (including, without limitation, any payment in connection with any dissolution, merger, consolidation or disposition involving any member of the Consolidated Group), or to the holders, in their capacity as such, of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding (other than dividends or distributions payable in the same class of Capital Stock of the applicable Person or dividends or distributions payable to any Credit Party (directly or indirectly through Subsidiaries)), (ii) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding, and (iii) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Capital Stock of any member of the Consolidated Group, now or hereafter outstanding.

          "Revolving Commitment" means, with respect to each Lender, the
           -------------------
     commitment of such Lender to make Revolving Loans in an aggregate principal amount up to such Lender's Revolving Commitment Percentage at such time of the Aggregate Revolving Committed Amount at such time.

          "Revolving Commitment Percentage" means, for each Lender, a fraction
           -------------------------------
     (expressed as a percentage) the numerator of which is the Revolving Committed Amount of such Lender at such time and the denominator of which is the Aggregate Revolving Committed Amount at such time. The initial Revolving Commitment Percentage of each Lender is set forth on Schedule
                                                                    --------
     2.1(a).
     -----

          "Revolving Committed Amount" means, with respect to each Lender, the
           --------------------------
     amount of such Lender's Revolving Commitment. The initial Revolving Committed Amount of each Lender is set forth on Schedule 2.1(a).
                                                     ---------------

          "Revolving Loan" shall have the meaning provided in Section 2.1(a).
           --------------

          "Revolving Note" or "Revolving Notes" means the promissory notes in
           --------------      ---------------
     favor of each of the Lenders evidencing the Revolving Loans and Swingline Loans in substantially the form attached as Schedule 2.5, individually or
                                                 ------------
     collectively, as appropriate, as such promissory notes may be amended, modified, supplemented, extended, renewed or replaced from time to time.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw
           ---
     Hill Companies, Inc., or any successor or assignee of the business of such division in the business of rating securities.

          "Sale and Leaseback Transaction" means any arrangement pursuant to
           ------------------------------
     which any member of the Consolidated Group, directly or indirectly, becomes liable as lessee, guarantor or other surety with respect to any lease, whether an Operating Lease or a Capital Lease, of any Property that (a) such member of the Consolidated Group has sold or transferred (or is to sell or transfer) to, or arranged the purchase by, a Person that is not a member of the Consolidated Group or (b) such member of the Consolidated Group intends to use for substantially the same purpose as any other Property that has been sold or transferred (or is to be sold or transferred) by such member of the Consolidated Group to another Person that is not a member of the Consolidated Group in connection with such lease.

          "Securities Exchange Act" means the Securities Exchange Act of 1934.
           -----------------------

          "Securitization Transaction" means any financing transaction or series
           --------------------------
     of financing transactions that have been or may be entered into by a member of the Consolidated Group pursuant to which such member of the Consolidated Group may sell, convey or otherwise transfer to (i) a Subsidiary or affiliate (a "Securitization Subsidiary"), or (ii)
                                          -------------------------
     any other Person, or may grant a security interest in, any accounts receivable, notes receivable, rights to future lease payments or residuals or other similar rights to payment (the "Securitization Receivables")
                                              --------------------------
     (whether such Securitization Receivables are then existing or arising in the future) of such member of the Consolidated Group, and any assets related thereto, including, without limitation, all security interests in merchandise or services financed thereby, the proceeds of such Securitization Receivables, and other assets that are customarily sold or in respect of which security interests are customarily granted in connection with securitization transactions involving such assets.

          "Security Agreement" means the security agreement dated as of the
           ------------------
     Closing Date given by the Credit Parties to the Collateral Agent to secure the obligations of the Credit Parties under the Credit Documents, as such security agreement may be amended and modified from time to time.

          "Social Security Act" means the Social Security Act of 1965 as set
           -------------------
     forth in Title 42 of the United States Code, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time. References to sections of the Social Security Act shall be construed to refer to any successor sections.

          "Single Employer Plan" means any Plan that is covered by Title IV of
           --------------------
     ERISA, but that is not a Multiemployer Plan or a Multiple Employer Plan.

          "Stark I and II" means Section 1877 of the Social Security Act as set
           --------------
     forth at Section 1395nn of Title 42 of the United States Code, as amended, and any successor statute thereto, as interpreted by the rules and regulations issued thereunder, in each case as in effect from time to time.

          "Subordinated Debt" means any Indebtedness of a member of the
           -----------------
     Consolidated Group that by its terms is expressly subordinated in right of payment to the prior payment of the obligations of the Credit Parties under the Credit Documents (i) in the case of Subordinated Debt issued or incurred in connection with a Permitted Acquisition, on terms and conditions substantially identical to those set forth in Schedule 8.1(f)
                                                              ---------------
     attached hereto (or on terms and conditions more favorable to the Lenders as holders of the senior debt in respect thereof), or (ii) otherwise, on terms and conditions and evidenced by documentation satisfactory to the Administrative Agent.

          "Subsidiary" means, as to any Person at any time, (a) any corporation
           ----------
     more than fifty percent (50%) of whose Capital Stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at such time, any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at such time owned by such Person directly or indirectly through Subsidiaries, (b) any partnership, association, joint venture or other entity of which such Person directly or indirectly through Subsidiaries owns at such time more than fifty percent (50%) of the Capital Stock, and
     (c) any entity under the control of such Person pursuant to a Management Services Agreement. Unless otherwise provided, "Subsidiary" shall refer to a Subsidiary of the Borrower.

          "Support Obligations" means, with respect to any Person, without
           -------------------
     duplication, any obligations of such Person (other than endorsements in the ordinary course of business of negotiable instruments for deposit or collection) guaranteeing or intended to guarantee any Indebtedness of any other Person in any manner, whether direct or indirect, and including, without limitation, any obligation, whether or not contingent, (i) to purchase any such Indebtedness or any Property constituting security therefor, (ii) to advance or provide funds or other support for the payment or purchase of any such Indebtedness or to maintain working capital, solvency or other balance sheet condition of such other Person (including, without limitation, keep-well agreements, maintenance agreements, comfort letters or similar agreements or arrangements) for the benefit of any holder of Indebtedness of such other Person, (iii) to lease or purchase Property, securities or services primarily for the purpose of assuring the holder of such Indebtedness, or (iv) to otherwise assure or hold harmless the holder of such Indebtedness against loss in respect thereof. The amount of any Support Obligation hereunder shall (subject to any limitations set forth therein) be deemed to be an amount equal to the outstanding principal amount (or maximum principal amount, if larger) of the Indebtedness in respect of which such Support Obligation is made.

          "Swingline Commitment" means, with respect to the Swingline Lender,
           --------------------
     the commitment of the Swingline Lender to make Swingline Loans in an aggregate principal amount at any time outstanding up to the Swingline Committed Amount and, with respect to each Lender, the commitment of such Lender to purchase Participation Interests in Swingline Loans up to such Lender's Revolving Commitment Percentage.

          "Swingline Committed Amount" shall have the meaning provided in
           --------------------------
     Section 2.1(c).

          "Swingline Lender" means Bank of America.
           ----------------

          "Swingline Loan" shall have the meaning provided in Section 2.1(c).
           --------------

          "Synthetic Lease" means any synthetic lease, tax retention operating
           ---------------
     lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease under GAAP.

          "Taxes" shall have the meaning provided in Section 3.11.
           -----

          "Termination Date" means November 30, 2006 or such later date as to
           ----------------
     which all of the Lenders may in their sole discretion by written consent agree.

          "Voting Stock" means, with respect to any Person, Capital Stock issued
           ------------
     by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency.

          "Wholly Owned Subsidiary" of any Person means any Subsidiary one
           -----------------------
     hundred percent (100%) of whose Voting Stock is at the time owned by such Person directly or indirectly through other Wholly Owned Subsidiaries.

1.2  Computation of Time Periods.
     ---------------------------

     For purposes of computation of periods of time hereunder, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

1.3  Accounting Terms.
     ----------------

     Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall be prepared, in accordance with GAAP applied on a consistent basis. All calculations made for the purposes of determining compliance with this Credit Agreement shall (except as otherwise expressly provided herein) be made by application of GAAP applied on a basis consistent with the most recent annual or quarterly financial statements delivered pursuant to Section 7.1 (or, prior to the delivery of the first financial statements pursuant to Section 7.1, consistent with the annual audited financial statements referenced in Section 6.1(a)); provided, however, if (a)
                                                    --------
the Borrower shall object to determining such compliance on such basis at the time of delivery of such financial statements due to any change in GAAP or the rules promulgated with respect thereto or (b) the Administrative Agent or the Required Lenders shall so object in writing within sixty days after delivery of such financial statements, then such calculations shall be made on a basis consistent with the most recent financial statements delivered by the Credit Parties to the Lenders as to which no such objection shall have been made.

     Notwithstanding anything herein to the contrary, determinations of (i) the applicable pricing level under the definition of "Applicable Percentage" and
(ii) compliance with the financial covenants hereunder shall be made on a Pro Forma Basis.

                                    SECTION 2

                                CREDIT FACILITIES
                                -----------------

2.1  Commitments.
     -----------

     (a) Revolving Commitment. During the Commitment Period, subject to the
         --------------------
terms and conditions hereof, each Lender severally agrees to make revolving credit loans (the "Revolving Loans") to the Borrower in Dollars from time to
                   ---------------
time in the amount of such Lender's Revolving Commitment Percentage of such Revolving Loans for the purposes hereinafter set forth; provided that (i) with
                                                        --------
regard to the Lenders collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed ONE HUNDRED FORTY MILLION DOLLARS ($140,000,000) (as such amount may be increased or reduced from time to time in accordance with the provisions hereof, the "Aggregate Revolving
                                                    -------------------
Committed Amount"), and (ii) with regard to each Lender individually, such
----------------
Lender's Revolving Commitment Percentage of Obligations outstanding at any time shall not exceed such Lender's Revolving Committed Amount. Revolving Loans may consist of Base Rate Loans or Eurodollar Loans, or a combination thereof, as the Borrower may request, and may be repaid and reborrowed in accordance with the provisions hereof.

     (b) Letter of Credit Commitment. During the Commitment Period, in reliance
         ---------------------------
upon the agreements of the Lenders set forth in Section 2.6 and subject to the terms and conditions hereof and of the LOC Documents, if any, and such other terms and conditions that the Issuing Lender may reasonably require, the Issuing Lender shall issue, and the Lenders shall participate in, such Letters of Credit in Dollars as the Borrower may request for its own account or for the account of another Credit Party as provided herein, in a form acceptable to the Issuing Lender, for the purposes hereinafter set forth; provided that (i) the aggregate
                                                --------
principal amount of LOC Obligations shall not at any time exceed TWELVE MILLION DOLLARS ($12,000,000) (as such amount may be reduced from time to time in accordance with the provisions hereof, the "LOC Committed Amount"), (ii) with
                                            --------------------
regard to the Lenders collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed the Aggregate Revolving Committed Amount, and (iii) with regard to each Lender individually, such Lender's Revolving Commitment Percentage of Obligations outstanding at any time shall not exceed such Lender's Revolving Committed Amount. No Letter of Credit shall have an expiry date, whether as originally issued or by extension, extending beyond the Termination Date. Each Letter of Credit shall comply with the related LOC Documents. The issuance date of each Letter of Credit shall be a Business Day.

     (c) Swingline Commitment. During the Commitment Period, subject to the
         --------------------
terms and conditions hereof, the Swingline Lender agrees to make certain revolving credit loans (the "Swingline Loans") to the Borrower in Dollars from
                             ---------------
time to time for the purposes hereinafter set forth; provided that (i) the
                                                     --------
aggregate principal amount of Swingline Loans shall not at any time exceed TEN MILLION DOLLARS ($10,000,000) (as such amount may be reduced from time to time in accordance with the provisions hereof, the "Swingline Committed Amount"), and
                                               --------------------------
(ii) with regard to the Lenders collectively, the aggregate principal amount of Obligations outstanding at any time shall not exceed the Aggregate Revolving Committed Amount. Swingline Loans shall consist of Base Rate Loans, and may be repaid and reborrowed in accordance with the provisions hereof.

     (d) Increase in Revolving Commitments. Subject to the terms and conditions
         ---------------------------------
set forth herein, the Borrower may, upon written notice to the Administrative Agent, increase the Aggregate Revolving Committed Amount to not more than TWO HUNDRED MILLION DOLLARS ($200,000,000); provided that:
                                        --------

          (i) the Borrower shall obtain commitments for the amount of the increase from existing Lenders or other commercial banks or financial institutions reasonably acceptable to the Administrative Agent, which other commercial banks and financial institutions shall join in this Credit Agreement as Lenders by joinder agreement substantially in the form of
     Schedule 2.1(d) attached hereto or other arrangement reasonably acceptable
     ---------------
     to the Administrative Agent,

          (ii) any such increase shall be in a minimum aggregate principal amount of $5 million and integral multiples of $1 million in excess thereof (or the remaining amount, if less),

          (iii) notwithstanding any term of this Credit Agreement to the contrary, the Administrative Agent and the Borrower may agree to increase the rate of interest hereunder,

          (iv) if any Revolving Loans are outstanding at the time of any such increase, the Borrower shall make such payments and adjustments on the Revolving Loans (including payment of any break-funding amounts owing under Section 3.12) as may be necessary to give effect to the revised commitment percentages and commitment amounts, and

          (v) the conditions to the making of a Revolving Loan set forth in
     Section 5.2 shall be satisfied.

     In connection with any such increase in the Revolving Commitments, Schedule
                                                                        --------
2.1(a) shall be revised to reflect the modified commitments and commitment
------
percentages of the Lenders, and the Borrower shall provide supporting corporate resolutions, legal opinions, promissory notes and other items as may be reasonably requested by the Administrative Agent and the Lenders in connection therewith.

2.2  Method of Borrowing.
     -------------------

     (a) Notice of Request for Extensions of Credit. The Borrower shall request
         ------------------------------------------
an Extension of Credit by written notice (or telephonic notice promptly confirmed in writing) as follows:

          (i) Revolving Loans. In the case of Revolving Loans, to the
              ---------------
     Administrative Agent not later than 12:00 Noon (Charlotte, North Carolina time) on the Business Day prior to the date of the requested borrowing in the case of Base Rate Loans, and on the third Business Day prior to the date of the requested borrowing in the case of Eurodollar Loans. Each such request for borrowing shall be irrevocable and shall specify (A) that a Revolving Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) whether the borrowing shall be comprised of Base Rate Loans, Eurodollar Loans or a combination thereof, and if Eurodollar Loans are requested, the Interest Period(s) therefor. A form of Notice of Borrowing is attached as Schedule 2.2(a)(i). The Administrative Agent shall
                              ------------------
     give notice to each Lender promptly upon receipt of each Notice of Borrowing pursuant to this Section 2.2(a)(i), the contents thereof and each Lender's share of any borrowing to be made pursuant thereto.

          (ii) Letters of Credit. In the case of Letters of Credit, to the
               -----------------
     Issuing Lender with a copy to the Administrative Agent not later than 12:00 Noon (Charlotte, North Carolina time) on the third Business Day prior to the date of the requested issuance or extension (or such shorter period as may be agreed by the Issuing Lender). Each such request for issuance or extension of a Letter of Credit shall be irrevocable and shall specify, among other things, (A) that a Letter of Credit is requested, (B) the date of the requested issuance or extension, (C) the type, amount, expiry date and terms on which the Letter of Credit is to be issued or extended, and
     (D) the beneficiary. A form of Notice of Request for Letter of Credit is attached as Schedule 2.2(a)(ii).
                 -------------------

          (iii) Swingline Loans. In the case of Swingline Loans, to the
                ---------------
     Swingline Lender with a copy to the Administrative Agent not later than 12:00 Noon (Charlotte, North Carolina time) on the Business Day of the requested borrowing. Each such request for borrowing shall be irrevocable and shall specify (A) that a Swingline Loan is requested, (B) the date of the requested borrowing (which shall be a Business Day), (C) the aggregate principal amount to be borrowed, and (D) the interest rate option and maturity requested therefor. A form of Notice of Borrowing is attached as
     Schedule 2.2(a)(i). Each Swingline Loan shall have a maturity date as the
     ------------------
     Borrower may request and the Swingline Lender may agree.

     (b) Minimum Amounts. Each Revolving Loan advance shall be (i) in the case
         ---------------
of Eurodollar Loans, in a minimum principal amount of $3 million and integral multiples of $250,000 in excess thereof and (ii) in the case of Base Rate Loans, $500,000 (or, if less, the remaining Aggregate Revolving Committed Amount) and integral multiples of $250,000 in excess thereof. Each Swingline Loan advance shall be in a minimum principal amount of $50,000 and integral multiples of $50,000 in excess thereof (or the remaining amount of the Swingline Committed Amount, if less).

     (c) Information Not Provided. If in connection with any such request for a
         ------------------------
Revolving Loan, the Borrower shall fail to specify (i) an applicable Interest Period in the case of a Eurodollar Loan, the Borrower shall be deemed to have requested an Interest Period of one month, or (ii) the type of loan requested, the Borrower shall be deemed to have requested a Base Rate Loan.

     (d) Maximum Number of Eurodollar Loans. Revolving Loans may be comprised of
         ----------------------------------
no more than six Eurodollar Loans outstanding at any time. For purposes hereof, Eurodollar Loans with separate or different Interest Periods will be considered as separate Eurodollar Loans even if their Interest Periods expire on the same date.

2.3  Interest.
     --------

     Subject to Section 3.1, the Loans shall bear interest at a per annum rate, payable in arrears on each applicable Interest Payment Date (or at such other times as may be specified herein), as follows:

          (a) Base Rate Loans. During such periods as the Loans shall be
              ---------------
     comprised of Base Rate Loans, the Adjusted Base Rate; and

          (b) Eurodollar Loans. During such periods as the Loans shall be
              ----------------
     comprised of Eurodollar Loans, the Adjusted Eurodollar Rate.

2.4  Repayment.
     ---------

          (a) Revolving Loans. The principal amount of all Revolving Loans shall
              ---------------
     be due and payable in full on the Termination Date.

          (b) Swingline Loans. The principal amount of all Swingline Loans shall
              ---------------
     be due and payable in full on the earlier of (A) the maturity date agreed to by the Swingline Lender and the Borrower with respect to such Swingline Loan, or (B) the Termination Date.

2.5  Notes.
     -----

     The Revolving Loans and Swingline Loans shall be evidenced by the Revolving Notes.

2.6  Additional Provisions relating to Letters of Credit.
     ---------------------------------------------------

     (a) Reports. The Issuing Lender will provide to the Administrative Agent
         -------
for dissemination to the Lenders at least quarterly, and more frequently upon request, a detailed summary report on its Letters of Credit and the activity thereon, including, among other things, the Credit Party for whose account the Letter of Credit is issued, the beneficiary, the face amount, and the expiry date. The Issuing Lender will provide copies of the Letters of Credit to the Administrative Agent and the Lenders promptly upon request.

     (b) Participation. Each Lender, with respect to the Existing Letters of
         -------------
Credit, hereby purchases a Participation Interest in Existing Letters of Credit, and with respect to Letters of Credit issued on or after the Closing Date, upon issuance of a Letter of Credit, shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in such Letter of Credit and the obligations arising thereunder, in each case in an amount equal to its pro rata share of the obligations under such Letter of Credit (based on the respective Revolving Commitment Percentages of the Lenders) and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit. Without limiting the scope and nature of each Lender's participation in any Letter of Credit, to the extent that the Issuing Lender has not been reimbursed as required hereunder or under any such Letter of Credit, each Lender shall pay to the Issuing Lender its pro rata share of such unreimbursed drawing in same day funds on the day of notification by the Issuing Lender of an unreimbursed drawing pursuant to the provisions of subsection (d) hereof. The obligation of each Lender to so reimburse the Issuing Lender shall be absolute and unconditional and shall not be affected by the occurrence of a Default, an Event of Default or any other occurrence or event. Any such reimbursement shall not relieve or otherwise impair the obligation of the Borrower to reimburse the Issuing Lender under any Letter of Credit, together with interest as hereinafter provided.

     (c) Reimbursement. In the event of any drawing under any Letter of Credit,
         -------------
the Issuing Lender will promptly notify the Borrower. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to otherwise reimburse the Issuing Lender for such drawing, the Borrower shall be deemed to have requested that the Lenders make a Revolving Loan in the amount of the drawing as provided in subsection (d) hereof on the related Letter of Credit, the proceeds of which will be used to satisfy the related reimbursement obligations. The Borrower promises to reimburse the Issuing Lender on the day of drawing under any Letter of Credit (either with the proceeds of a Revolving Loan obtained hereunder or otherwise) in same day funds. If the Borrower shall fail to reimburse the Issuing Lender as provided hereinabove, the unreimbursed amount of such drawing shall bear interest at a per annum rate equal to the Adjusted Base Rate plus two percent (2%). The Borrower's reimbursement obligations hereunder shall be absolute and unconditional under all circumstances irrespective of any rights of setoff, counterclaim or defense to payment the Borrower may claim or have against the Issuing Lender, the Administrative Agent, the Lenders, the beneficiary of the Letter of Credit drawn upon or any other Person, including, without limitation, any defense based on any failure of the Borrower or any other Credit Party to receive consideration or the legality, validity, regularity or unenforceability of the Letter of Credit. The Issuing Lender will promptly notify the Administrative Agent (who will promptly notify the other Lenders) of the amount of any unreimbursed drawing and each Lender shall promptly pay to the Administrative Agent for the account of the Issuing Lender in Dollars and in immediately available funds, the amount of such Lender's Revolving Commitment Percentage of such unreimbursed drawing. Such payment shall be made on the day such notice is received by such Lender from the Issuing Lender if such notice is received at or before 2:00 P.M. (Charlotte, North Carolina time) otherwise such payment shall be made at or before 12:00 Noon (Charlotte, North Carolina time) on the Business Day next succeeding the day such notice is received. If such Lender does not pay such amount to the Issuing Lender in full upon such request, such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Lender interest on the unpaid amount during the period from the date of such drawing until such Lender pays such amount to the Issuing Lender in full at a rate per annum equal to, if paid within two Business Days of the date that such Lender is required to make payments of such amount pursuant to the preceding sentence, the Federal Funds Rate and thereafter at a rate equal to the Base Rate. Each Lender's obligation to make such payment to the Issuing Lender, and the right of the Issuing Lender to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and without regard to the termination of this Credit Agreement or the Commitments hereunder, the existence of a Default or Event of Default or the acceleration of the obligations of the Borrower hereunder and shall be made without any offset, abatement, withholding or reduction whatsoever. Simultaneously with the making of each such payment by a Lender to the Issuing Lender, such Lender shall, automatically and without any further action on the part of the Issuing Lender or such Lender, acquire a participation in an amount equal to such payment (excluding the portion of such payment constituting interest owing to the Issuing Lender) in the related unreimbursed drawing portion of the LOC Obligation and in the interest thereon and in the related LOC Documents, and shall have a claim against the Borrower with respect thereto.

     (d) Repayment with Revolving Loans. On any day on which the Borrower shall
         ------------------------------
have requested, or been deemed to have requested, a Revolving Loan advance to reimburse a drawing under a Letter of Credit, the Administrative Agent shall give notice to the Lenders that a Revolving Loan has been requested or deemed requested by the Borrower to be made in connection with a drawing under a Letter of Credit, in which case a Revolving Loan advance comprised of Base Rate Loans (or Eurodollar Loans to the extent the Borrower has complied with the procedures of Section 2.2(a)(i) with respect thereto) shall be promptly made to the Borrower by all Lenders (notwithstanding any termination of the Commitments pursuant to Section 9.2) pro rata based on the respective Revolving Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2) and the proceeds thereof shall be paid directly to the Issuing Lender for application to the respective LOC Obligations. Each such Lender hereby irrevocably agrees to make its Revolving Commitment Percentage of each such Revolving Loan promptly upon any such request or deemed request in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (ii) whether any conditions specified in Section 5.2 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) failure for any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or
(vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any Credit Party), then each such Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Issuing Lender such participation in the outstanding LOC Obligations as shall be necessary to cause each such Lender to share in such LOC Obligations ratably (based upon the respective Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 9.2)), provided that in the event such payment is not made on the day of drawing, such Lender shall pay in addition to the Issuing Lender interest on the amount of its unfunded Participation Interest at a rate equal to, if paid within two Business Days of the date of drawing, the Federal Funds Rate, and thereafter at the Base Rate.

     (e) Designation of other Credit Parties as Account Parties. Notwithstanding
         ------------------------------------------------------
anything to the contrary set forth in this Credit Agreement, including, without limitation, Sections 2.1(c) and 2.2(a)(ii) hereof, a Letter of Credit issued hereunder may contain a statement to the effect that such Letter of Credit is issued for the account of a Credit Party other than the Borrower, provided that notwithstanding such statement, the Borrower shall be the actual account party for all purposes of this Credit Agreement for such Letter of Credit and such statement shall not affect the Borrower's reimbursement obligations hereunder with respect to such Letter of Credit.

     (f) Renewal, Extension. The renewal or extension of any Letter of Credit
         ------------------
shall, for purposes hereof, be treated in all respects the same as the issuance of a new Letter of Credit hereunder.

     (g) Applicability of ISP98 and UCP. Unless otherwise expressly agreed by
         ------------------------------
the Issuing Lender and the Borrower when a Letter of Credit is issued, the rules of the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance) shall apply to each Letter of Credit.

     (h)  Indemnification; Nature of Issuing Lender's Duties.
          --------------------------------------------------

          (i) In addition to its other obligations under this Section 2.6, the Borrower hereby agrees to protect, indemnify, pay, save and hold the Issuing Lender and the Lenders harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees and expenses and the allocated cost of internal counsel) that the Issuing Lender or any Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or (B) the failure of the Issuing Lender to honor a drawing under a Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions, herein called "Government Acts").
             ---------------

          (ii) As between the Borrower and the Issuing Lender, the Borrower shall assume all risks of the acts, omissions or misuse of any Letter of Credit by the beneficiary thereof. The Issuing Lender shall not be responsible: (A) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of any Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, that may prove to be invalid or ineffective for any reason; (C) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (D) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under a Letter of Credit or of the proceeds thereof; and (E) for any consequences arising from causes beyond the control of the Issuing Lender, including, without limitation, any

     Government Acts. None of the above shall affect, impair, or prevent the vesting of the Issuing Lender's rights or powers hereunder.

          (iii) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by the Issuing Lender, under or in connection with any Letter of Credit or the related certificates, if taken or omitted in good faith, shall not put such Issuing Lender under any resulting liability to the Borrower or any other Credit Party. It is the intention of the parties that this Credit Agreement shall be construed and applied to protect and indemnify the Issuing Lender against any and all risks involved in the issuance of the Letters of Credit, all of which risks are hereby assumed by the Borrower (on behalf of itself and each of the other Credit Parties), including, without limitation, any and all Government Acts. The Issuing Lender shall not, in any way, be liable for any failure by the Issuing Lender or anyone else to pay any drawing under any Letter of Credit as a result of any Government Acts or any other cause beyond the control of the Issuing Lender.

          (iv) Nothing in this subsection (h) is intended to limit the reimbursement obligations of the Borrower contained in subsection (d) above. The obligations of the Borrower under this subsection (h) shall survive the termination of this Credit Agreement. No act or omissions of any current or prior beneficiary of a Letter of Credit shall in any way affect or impair the rights of the Issuing Lender to enforce any right, power or benefit under this Credit Agreement.

          (v) Notwithstanding anything to the contrary contained in this subsection (h), the Borrower shall have no obligation to indemnify the Issuing Lender in respect of any liability incurred by the Issuing Lender
     (A) arising solely out of the gross negligence or willful misconduct of the Issuing Lender, as determined by a court of competent jurisdiction, or (B) caused by the Issuing Lender's failure to pay under any Letter of Credit after presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit, as determined by a court of competent jurisdiction, unless such payment is prohibited by any law, regulation, court order or decree.

     (i) Responsibility of Issuing Lender. It is expressly understood and agreed
         --------------------------------
that the obligations of the Issuing Lender hereunder to the Lenders are only those expressly set forth in this Credit Agreement and that the Issuing Lender shall be entitled to assume that the conditions precedent set forth in Section
5.2 have been satisfied unless it shall have acquired actual knowledge that any such condition precedent has not been satisfied; provided, however, that nothing set forth in this Section 2.6 shall be deemed to prejudice the right of any Lender to recover from the Issuing Lender any amounts made available by such Lender to the Issuing Lender pursuant to this Section 2.6 in the event that it is determined by a court of competent jurisdiction that the payment with respect to a Letter of Credit constituted gross negligence or willful misconduct on the part of the Issuing Lender.

     (j) Limitation on Obligation of the Issuing Lender. Notwithstanding
         ----------------------------------------------
anything contained herein to the contrary, the Issuing Lender shall not be under any obligation to issue, renew or extend any Letter of Credit if (i) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the Issuing Lender from issuing a Letter of Credit, or any applicable law, rule or regulation or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the Issuing Lender shall prohibit, or request that the Issuing Lender refrain from, the issuance of letters of credit generally or any such Letter of Credit in particular, or shall impose upon the Issuing Lender with respect to any such Letter of Credit any restriction, reserve or capital requirement (for which the Issuing Lender is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the Issuing Lender any unreimbursed loss, costs or expense which was not applicable on the Closing Date and which the Issuing Lender should deem material to it in good faith, or (ii) the issuance, renewal or extension would violate or otherwise contravene its internal policy.

     (k) Conflict with LOC Documents. In the event of any conflict between this
         ---------------------------
Credit Agreement and any LOC Document (including any letter of credit application), this Credit Agreement shall control.

2.7  Additional Provisions relating to Swingline Loans.
     -------------------------------------------------

     The Swingline Lender may, at any time, in its sole discretion, by written notice to the Borrower and the Lenders, demand repayment of its Swingline Loans by way of a Revolving Loan advance, in which case the Borrower shall be deemed to have requested a Revolving Loan advance comprised solely of Base Rate Loans in the amount of such Swingline Loans; provided, however, that any such demand
                                       --------
shall be deemed to have been given one Business Day prior to the Termination Date and on the date of the occurrence of any Event of Default described in
Section 9.1 and upon acceleration of the indebtedness hereunder and the exercise of remedies in accordance with the provisions of Section 9.2. Each Lender hereby irrevocably agrees to make its Revolving Commitment Percentage of each such Revolving Loan in the amount, in the manner and on the date specified in the preceding sentence notwithstanding (a) the amount of such borrowing may not
                   ---------------
comply with the minimum amount for advances of Revolving Loans otherwise required hereunder, (b) whether any conditions specified in Section 5.2 are then satisfied, (c) whether a Default or an Event of Default then exists, (d) failure of any such request or deemed request for Revolving Loan to be made by the time otherwise required hereunder, (e) whether the date of such borrowing is a date on which Revolving Loans are otherwise permitted to be made hereunder or (f) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing. In the event that any Revolving Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to the Borrower or any other Credit Party), then each Lender hereby agrees that it shall forthwith purchase (as of the date such borrowing would otherwise have occurred, but adjusted for any payments received from the Borrower on or after such date and prior to such purchase) from the Swingline Lender such Participation Interests in the outstanding Swingline Loans as shall be necessary to cause each such Lender to share in such Swingline Loans ratably based upon its Revolving Commitment Percentage (determined before giving effect to any termination of the Commitments pursuant to Section 3.4), provided
                                                                       --------
that (i) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective Participation Interest is funded and (ii) at the time any purchase of Participation Interests pursuant to this sentence is actually made, the purchasing Lender shall be required to pay to the Swingline Lender, to the extent not paid to the Swingline Lender by the Borrower in accordance with the terms of Section 2.4(b), interest on the principal amount of Participation Interests purchased for each day from and including the day upon which such borrowing would otherwise have occurred to but excluding the date of payment for such Participation Interests, at the rate equal to the Federal Funds Rate.


                                    SECTION 3

                 OTHER PROVISIONS RELATING TO CREDIT FACILITIES
                 ----------------------------------------------

3.1  Default Rate.
     ------------

     Upon the occurrence, and during the continuance, of an Event of Default,
(i) the principal of and, to the extent permitted by law, interest on the Loans and any other amounts owing hereunder or under the other Credit Documents shall bear interest, payable on demand, at a per annum rate two percent (2%) greater than the rate which would otherwise be applicable (or if no rate is applicable, whether in respect of interest, fees or other amounts, then the Adjusted Base Rate plus two percent (2%)) and (ii) the Letter of Credit Fee shall accrue at a per annum rate two percent (2%) greater than the rate which would otherwise be applicable.

3.2  Continuation and Conversion.
     ---------------------------

     The Borrower shall have the option, on any Business Day, to extend existing Loans into a subsequent permissible Interest Period or to convert Loans into Loans of another interest rate type; provided, however, that (i) except as
                                     --------
provided in Section 3.8, Eurodollar Loans may be converted into Base Rate Loans or extended as Eurodollar Loans for new Interest Periods only on the last day of the Interest Period applicable thereto, (ii) Eurodollar Loans may be extended, and Base Rate Loans may be converted into Eurodollar Loans, only if the conditions precedent set forth in Section 5.2 are satisfied on the date of Continuation or Conversion, (iii) Loans extended as, or converted into, Eurodollar Loans shall be subject to the terms of the definition of "Interest Period" and shall be in such minimum amounts as provided in Section 2.2(b), and
(iv) any request for Continuation or Conversion of a Eurodollar Loan which shall fail to specify an Interest Period shall be deemed to be a request for an Interest Period of one month. Each such Continuation or Conversion shall be effected by the Borrower by giving a Notice of Continuation/Conversion (or telephonic notice promptly confirmed in writing) to the office of the Administrative Agent specified in Section 11.1, or at such other office as the Administrative Agent may designate in writing, prior to 11:00 A.M. (Charlotte, North Carolina time), on the Business Day of, in the case of the Conversion of a Eurodollar Loan into a Base Rate Loan, and on the third Business Day prior to, in the case of the Continuation of a Eurodollar Loan as, or Conversion of a Base Rate Loan into, a Eurodollar Loan, the date of the proposed Continuation or Conversion, specifying the date of the proposed Continuation or Conversion, the Loans to be so extended or converted, the types of Loans into which such Loans are to be converted and, if appropriate, the applicable Interest Periods with respect thereto. Each request for Continuation or Conversion shall be irrevocable and shall constitute a representation and warranty by the Borrower of the matters specified in Section 5.2. In the event the Borrower fails to request Continuation or Conversion of any Eurodollar Loan in accordance with this Section, or any such Conversion or Continuation is not permitted or required by this Section, then such Eurodollar Loan shall be automatically converted into a Base Rate Loan at the end of the Interest Period applicable thereto. The Administrative Agent shall give each Lender notice as promptly as practicable of any such proposed Continuation or Conversion affecting any Revolving Loan.

3.3  Prepayments.
     -----------

     (a) Voluntary Prepayments. The Loans may be repaid in whole or in part
         ---------------------
without premium or penalty; provided that (i) Eurodollar Loans may be prepaid
                            -------------
only upon three Business Days prior written notice to the Administrative Agent and must be accompanied by payment of any amounts owing under Section 3.12, (ii) partial prepayments on Revolving Loans shall be minimum principal amounts of $3 million, in the case of Eurodollar Loans, and $500,000, in the case of Base Rate Loans, and in integral multiples of $250,000 in excess thereof and (iii) partial prepayments on Swingline Loans shall be minimum principal amounts of $50,000 and in integral multiples of $50,000 in excess thereof

     (b) Mandatory Prepayments.
         ---------------------

          (i) Committed Amounts. If at any time (A) the aggregate principal
              -----------------
     amount of Obligations shall exceed the Aggregate Revolving Committed Amount, (B) the aggregate amount of LOC Obligations shall exceed the LOC Committed Amount or (C) the aggregate principal amount of Swingline Loans shall exceed the Swingline Committed Amount, the Borrower shall immediately make payment on the Revolving Loans, on the Swingline Loans and/or to a cash collateral account in respect of the LOC Obligations, in an amount sufficient to eliminate the difference.

          (ii) Asset Dispositions. The Obligations shall be immediately prepaid
               ------------------
     as hereafter provided in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received from any Asset Disposition to the extent (A) such Net Cash Proceeds are not reinvested in the same or similar property or assets within twelve months of the date of such Asset Disposition, and
     (B) the aggregate amount of such Net Cash Proceeds not reinvested in accordance with the foregoing clause (A) shall exceed $500,000 in any fiscal year.

          (iii) Debt Transactions. The Obligations shall be immediately prepaid
                -----------------
     as hereafter provided in an amount equal to one hundred percent (100%) of the Net Cash Proceeds in excess of $100 million received from Debt Transactions in the aggregate from the Closing Date.

          (iv) Equity Transactions. The Obligations shall be immediately prepaid
               -------------------
     as hereafter provided in an amount equal to one hundred percent (100%) of the Net Cash Proceeds received from any Equity Transaction.

     (c) Application. Voluntary prepayments shall be applied as specified by the
         -----------
Borrower or, if not so specified, first to Base Rate Loans, then to Eurodollar Loans in direct order of Interest Period maturities and then to a cash collateral account to secure LOC Obligations. Mandatory prepayments shall be applied first to Base Rate Loans, then to Eurodollar Loans in direct order of Interest Period maturities and then to a cash collateral account to secure LOC Obligations (with a corresponding reduction in the Aggregate Revolving Committed Amount in an aggregate amount of prepayments required in respect of Asset Dispositions and Debt Transactions under clauses (ii) and (iii) of Section 3.3(b) hereof).

3.4  Reduction and Termination of Commitments.
     ----------------------------------------

     (a) Voluntary Reduction of Commitments. The Commitments may be terminated
         ----------------------------------
or permanently reduced in whole or in part by the Borrower upon three Business Days prior written notice to the Administrative Agent, provided that (i) after giving effect to any voluntary reduction the aggregate amount of Obligations shall not exceed the Aggregate Revolving Committed Amount, as reduced, and (ii) partial reductions shall be in a minimum principal amount of $5 million, and in integral multiples of $1 million in excess thereof.

     (b) Mandatory Reduction of Commitments. The Aggregate Revolving Committed
         ----------------------------------
Amount automatically shall be permanently reduced from time to time in an amount equal to the amount of any prepayment required by Sections 3.3(b)(ii) and (iii).

     (c) Termination of Commitments. The Commitments shall terminate on the
         --------------------------
Termination Date.

3.5  Fees.
     ----

     (a) Commitment Fee. Beginning December 3, 2001, in consideration of the
         --------------
Revolving Commitments, the Borrower agrees to pay to the Administrative Agent for the ratable benefit of the Lenders a commitment fee (the "Commitment Fee")
                                                              --------------
equal to the Applicable Percentage per annum on the average daily unused amount of the Aggregate Revolving Committed Amount for the applicable period. The Commitment Fee shall be payable quarterly in arrears on the last day of each March, June, September and December for the immediately preceding quarter (or a portion thereof). If the last day of such month is not a Business Day, such fee shall be paid on the next succeeding Business Day. For purposes of computation of the Commitment Fee, (i) Swingline Loans shall not be counted toward or considered usage of the Aggregate Revolving Committed Amount and (ii) LOC Obligations shall be counted toward and considered usage of the Aggregate Revolving Committed Amount.

     (b) Letter of Credit Fees.
         ---------------------

          (i) Letter of Credit Issuance Fee. In consideration of the issuance of
              -----------------------------
     Letters of Credit, the Borrower promises to pay to the Administrative Agent for the account of each Lender a fee (the "Letter of Credit Fee") on such
                                                --------------------
     Lender's Revolving Commitment Percentage of the average daily maximum amount available to be drawn under each Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration equal to the Applicable Percentage. The Letter of Credit Fee shall be payable quarterly in arrears on the last day of each March, June, September and December for the immediately preceding quarter (or a portion thereof). If the last day of such month is not a Business Day, such fee shall be paid on the next succeeding Business Day.

          (ii) Issuing Lender Fees. In addition to the Letter of Credit Fee, the
                ------------------
     Borrower promises to pay to the Administrative Agent for the account of the Issuing Lender without sharing by the other Lenders (i) a letter of credit fronting fee (the "Issuing Lender Fee") of one-eighth of one percent
                        ------------------
     (0.125%) on the average daily maximum amount available to be drawn under each Letter of Credit computed at a per annum rate for each day from the date of issuance to the date of expiration and (ii) the customary charges from time to time of the Issuing Lender with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, Letters of Credit. The Issuing Lender Fee hereunder shall be payable quarterly in arrears on the last day of each March, June, September and December for the immediately preceding quarter (or portion thereof) and on the Termination Date. If the last day of such month is not a Business Day, such fee shall be paid on the next succeeding Business Day.

     (c) Administrative Fees. The Borrower agrees to pay to the Administrative
         -------------------
Agent, for its own account, the fees referred to in the Administrative Agent's Fee Letter.

3.6  Capital Adequacy.
     ----------------

     If any Lender has determined, after the date hereof, that the adoption or the becoming effective of, or any change in, or any change by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof in the interpretation or administration of, any applicable law, rule or regulation regarding capital adequacy, or compliance by such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's (including, for purposes hereof, the parent company of such Lender) capital or assets as a consequence of its commitments or obligations hereunder to a level below that which such Lender could have achieved but for such adoption, effectiveness, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy), then, upon notice from such Lender to the Borrower, the Borrower shall be obligated to pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction. Each determination by any such Lender of amounts owing under this Section shall, absent manifest error, be conclusive and binding on the parties hereto.

3.7  Limitation on Eurodollar Loans.
     ------------------------------

     If on or prior to the first day of any Interest Period for any Eurodollar
Loan:

          (a) the Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

          (b) the Required Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans with respect to the affected currency.

3.8  Illegality.
     ----------

     Notwithstanding any other provision of this Credit Agreement, in the event that it becomes unlawful for any Lender (or its Applicable Lending Office) to make, maintain, or fund Eurodollar Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Loans and to Convert Base Rate Loans into Eurodollar Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Loans (in which case the provisions of Section 3.10 shall be applicable).

3.9  Requirements of Law.
     -------------------

     If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any Governmental Authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank, or comparable agency:

          (a) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Loans, its Notes, or its obligation to make Eurodollar Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes in respect of any Eurodollar Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

          (b) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Eurodollar Reserve Requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Commitment of such Lender hereunder; or

          (c) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting this Credit Agreement or its Notes or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Credit Agreement or its Notes with respect to any Eurodollar Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this Section 3.9, the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue Eurodollar

Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 3.10 shall be applicable); provided that such suspension
                                                 --------
shall not affect the right of such Lender to receive the compensation so requested. Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 3.9 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section 3.9 shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

3.10 Treatment of Affected Loans.
     ---------------------------

     If the obligation of any Lender to make any Eurodollar Loan or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 3.8 or 3.9 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of then current Interest Period(s) for such Eurodollar Loans (or, in the case of a Conversion required by Section 3.8 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
Section 3.8 or 3.9 hereof that gave rise to such Conversion no longer exist:

          (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

          (b) all Loans that would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans, and all Base Rate Loans of such Lender that would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 3.8 or 3.9 hereof that gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this
Section 3.10 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Eurodollar Loans and by such Lender are held pro rata (as to principal amounts, interest rate basis, and Interest Periods) in accordance with their respective Commitments.

3.11 Taxes.
     -----

     (a) Any and all payments by any Credit Party to or for the account of any Lender or the Administrative Agent hereunder or under any other Credit Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If any Credit Party shall be required
                                  -----
by law to deduct or withhold any Taxes from or in respect of any sum payable under this Credit Agreement or any other Credit Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section 3.11) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Credit Party shall make such deductions and withholdings, (iii) such Credit Party shall pay the full amount deducted or withheld to the relevant taxation authority or other authority in accordance with applicable law, and (iv) such Credit Party shall furnish to the Administrative Agent, at its address referred to in Section 11.1, the original or a certified copy of a receipt evidencing payment thereof.

     (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Credit Agreement or any other Credit Document or from the execution or delivery of, or otherwise with respect to, this Credit Agreement or any other Credit Document (hereinafter referred to as "Other Taxes").
                -----------

     (c) The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 3.11) paid by such Lender or such Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

     (d) Each Lender that is not a United States person under Section 7701(a)(30) of the Internal Revenue Code, on or prior to the date of its execution and delivery of this Credit Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with (i) Internal Revenue Service Form W-8 BEN or W-8 ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces to zero the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Credit Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and/or (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from tax on payments pursuant to this Credit Agreement or any of the other Credit Documents.

     (e) For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to
Section 3.11(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 3.11(a) or 3.11(b) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from
        --------
or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

     (f) If any Credit Party is required to pay additional amounts to or for the account of any Lender pursuant to this Section 3.11, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

     (g) Within thirty days after the date of any payment of Taxes, the applicable Credit Party shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

     (h) Without prejudice to the survival of any other agreement of the Credit Parties hereunder, the agreements and obligations of the Credit Parties contained in this Section 3.11 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

3.12 Funding Losses.
     --------------

     Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of:

          (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); or

          (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower;

including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. For purposes of calculating amounts payable by the Borrower to the Lenders under this Section 3.12, each Lender shall be deemed to have funded each Eurodollar Loan made by it at the Interbank Offered Rate for such Loan by a matching deposit or other borrowing in the applicable offshore Dollar interbank market for a comparable amount and for a comparable period, whether or not such Eurodollar Loan was in fact so funded.

3.13 Pro Rata Treatment.
     ------------------

     Except to the extent otherwise provided herein:

          (a) Loans. Each Revolving Loan advance, each payment or prepayment of
              -----
     principal of any Revolving Loan (other than Swingline Loans) or reimbursement obligations arising from drawings under Letters of Credit, each payment of interest on any Revolving Loan, and each payment of interest thereon, each payment of the Commitment Fee, each payment of the Letter of Credit Fee, each reduction of Aggregate Revolving Committed Amount, and each conversion or extension of Revolving Loan shall be allocated pro rata among the Lenders according to the respective Revolving Commitment Percentages of the Lenders.

          (b) Advances.
              --------

               (i) No Lender shall be responsible for the failure or delay by any other Lender in its obligation to make its ratable share of a borrowing hereunder; provided, however, that the failure of any Lender to fulfill its obligations hereunder shall not relieve any other Lender of its obligations hereunder.

               (ii) Unless the Borrower or any Lender has notified the Administrative Agent prior to the date any payment is required to be made by it to the Administrative Agent hereunder, that the Borrower or such Lender, as the case may be, will not make such payment, the Administrative Agent may assume that the Borrower or such Lender, as the case may be, has timely made such payment and may (but shall not be so required to), in reliance thereon, make available a corresponding amount to the Person entitled thereto. If and to the extent that such payment was not in fact made to the Administrative Agent in immediately available funds, then:

                    (A) if the Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Administrative Agent the portion of such assumed payment that was made available to such Lender in immediately available funds, together with interest thereon in respect of each day from and including the date such amount was made available by the Administrative Agent to such Lender to the date such amount is repaid to the Administrative Agent in immediately available funds, at the Federal Funds Rate from time to time in effect; and

                    (B) if any Lender failed to make such payment, such Lender shall forthwith on demand pay to the Administrative Agent the amount thereof in immediately available funds, together with interest thereon for the period from the date such amount was made available by the Administrative Agent to the Borrower to the date such amount is recovered by the Administrative Agent (the "Compensation Period") at a rate per annum equal to the Federal
                -------------------
               Funds Rate from time to time in effect. If such Lender does not pay such amount forthwith upon the Administrative Agent's demand therefor, the Administrative Agent may make a demand therefor upon the Borrower, and the Borrower shall pay such amount to the Administrative Agent, together with interest thereon for the Compensation Period at a rate per annum equal to the rate of interest applicable to the applicable Borrowing.

          Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights that the Administrative Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder. A notice of the Administrative Agent to any Lender with respect to any amount owing under this subsection (b)(ii)(B) shall be conclusive, absent manifest error.

3.14 Sharing of Payments.
     -------------------

     (a) Lenders. The Lenders agree that, in the event that any Lender shall
         -------
obtain payment in respect of any Revolving Loan, LOC Obligation or any other obligation owing to such Lender under this Credit Agreement through the exercise of a right of setoff, banker's lien or counterclaim, or pursuant to a secured claim under Section 506 of the Bankruptcy Code or other security or interest arising from, or in lieu of, such secured claim, received by such Lender under any applicable bankruptcy, insolvency or other similar law or otherwise, or by any other means, in excess of its pro rata share of such payment as provided in this Credit Agreement, such Lender shall promptly purchase from the other Lenders a Participation Interest in such Revolving Loan, LOC Obligation and other obligations in such amounts, and make such other adjustments from time to time, as shall be equitable to the end that all the Lenders share such payment in accordance with the respective Revolving Commitment Percentages of the Lenders, as provided in this Credit Agreement. The Lenders further agree that if payment to any such Lender obtained by such Lender through the exercise of a right of setoff, banker's lien, counterclaim or other event as aforesaid shall be rescinded or must otherwise be restored, each Lender which shall have shared the benefit of such payment shall, by repurchase of a Participation Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each such Lender whose payment shall have been rescinded or otherwise restored. The Borrower agrees that any Lender so purchasing such a participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such participation as fully as if such Lender were a holder of such Revolving Loan, LOC Obligation or other obligation in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this
Section 3.14 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders under this Section 3.14 to share in the benefits of any recovery on such secured claim.

     (b) Lenders and Administrative Agent. Except as otherwise expressly
         --------------------------------
provided in this Credit Agreement, if any Lender or the Administrative Agent shall fail to remit to the Administrative Agent or any other Lender an amount payable by such Lender or the Administrative Agent to the Administrative Agent or such other Lender pursuant to this Credit Agreement on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to the Administrative Agent or such other Lender at a rate per annum equal to the Federal Funds Rate.

3.15 Payments, Computations, etc.
     ---------------------------

     (a) Generally. Except as otherwise specifically provided herein, all
         ---------
payments shall be made to the Administrative Agent in Dollars in immediately available funds, and shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff, at the Administrative Agent's office specified in Section 11.1 not later than 2:00 P.M. (Charlotte, North Carolina time). Payments received after such time shall be deemed to have been received on the next succeeding Business Day. The Administrative Agent may (but shall not be obligated to) debit the amount of any such payment that is not made by such time to any ordinary deposit account of the Borrower maintained with such Administrative Agent (with notice to the Borrower). The Borrower shall, at the time it makes any payment under this Credit Agreement, specify to the Administrative Agent the Loans, LOC Obligations, Fees, interest or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails so to specify, or if such application would be inconsistent with the terms hereof, the Administrative Agent shall distribute such payment to the Lenders in such manner as the Administrative Agent may determine to be appropriate in respect of obligations owing by the Borrower hereunder, subject to the terms of Section 3.14(a) and Section 3.15(b)). The Administrative Agent will distribute such payments to the Lenders if any such payment is received prior to 12:00 Noon (Charlotte, North Carolina time or London, England time, as appropriate) on a Business Day in like funds as received prior to the end of such Business Day and otherwise such Administrative Agent will distribute such payment to the Lenders entitled thereto on the next succeeding Business Day. Whenever any payment hereunder shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day (subject to accrual of interest and Fees for the period of such extension). Except as expressly provided otherwise herein, all computations of interest and fees shall be made on the basis of the actual number of days elapsed over a year of 360 days, except with respect to computation of interest on Base Rate Loans determined by reference to the Prime Rate, which shall be calculated based on a year of 365 or 366 days, as appropriate. Interest shall accrue from and include the date of borrowing, but exclude the date of payment.

     (b) Allocation of Payments After Event of Default. Notwithstanding any
         ---------------------------------------------
other provisions of this Credit Agreement to the contrary, after the occurrence and during the continuance of an Event of Default, all amounts collected or received on or in respect of the Obligations (or other amounts owing under the Credit Documents in connection therewith) shall be paid over or delivered as follows:

          FIRST, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses and the allocated cost of internal counsel) of the collateral agent incurred in connection with the execution of its duties as collateral agent in exercising or attempting to exercise rights and remedies in respect of the collateral and all protective advances made with respect thereto;

          SECOND, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses and the allocated cost of internal counsel) of the Administrative Agent in connection with enforcing the rights and remedies of the Lenders under the Credit Documents and any protective advances made with respect thereto;

          THIRD, to payment of any fees owed to the Administrative Agent;

          FOURTH, to the payment of all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses and the allocated cost of internal counsel) of each of the Lenders hereunder in connection with enforcing its rights under the Credit Documents or otherwise with respect to the Obligations owing to such Lender;

          FIFTH, to the payment of all accrued interest and fees on or in respect of the Obligations;

          SIXTH, to the payment of the outstanding principal amount of the Obligations (including the payment or cash collateralization of the outstanding LOC Obligations) and to the payment of any principal amounts outstanding under Hedging Agreements permitted hereunder;

          SEVENTH, to all other Obligations and other obligations which shall have become due and payable under the Credit Documents otherwise and not repaid pursuant to clauses "FIRST" through "SIXTH" above; and

          EIGHTH, to the payment of the surplus, if any, to whoever may be lawfully entitled to receive such surplus.

     In carrying out the foregoing, (i) amounts received shall be applied in the numerical order provided until exhausted prior to application to the next succeeding category; and (ii) except as otherwise provided, the Lenders shall receive amounts ratably in accordance with their respective pro rata share (based on the proportion that then outstanding Obligations held by such Lenders bears to the aggregate amount of Obligations then outstanding) of amounts available to be applied pursuant to clauses "FOURTH", "FIFTH" and "SEVENTH" above; (iii) except as otherwise provided, to the extent that any amounts available for distribution pursuant to clause "SIXTH" above are attributable to obligations under Hedging Agreements permitted hereunder held by Lenders or their Affiliates, the Lenders and their Affiliates shall receive amounts ratably in accordance with their respective pro rata share (based on the proportion that then outstanding Obligations and obligations under Hedging Agreements permitted hereunder held by such Lenders or their Affiliates bear to the aggregate amount of Obligations then outstanding) of amounts available to be applied pursuant to clause "SIXTH" above; and (iv) to the extent that any amounts available for distribution pursuant to clause "SIXTH" above are attributable to the issued but undrawn amount of outstanding Letters of Credit, such amounts shall be held by the Administrative Agent in a cash collateral account and applied (A) first, to reimburse the Issuing Lender for any drawings under such Letters of Credit and
(B) then, following the expiration of all Letters of Credit, to all other obligations of the types described in clauses "FIFTH" and "SIXTH" above in the manner provided in this Section 3.15(b).

3.16 Evidence of Debt.
     ----------------

     (a) Each Lender shall maintain an account or accounts evidencing each Revolving Loan made by such Lender to the Borrower from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Credit Agreement. Each Lender will make reasonable efforts to maintain the accuracy of its account or accounts and to promptly update its account or accounts from time to time, as necessary.

     (b) The Administrative Agent shall maintain the Register pursuant to
Section 11.3(c), and a subaccount for each Lender, in which Register and subaccounts (taken together) shall be recorded (i) the amount, type and Interest Period of each such Revolving Loan hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder from or for the account of the Borrower and each Lender's share thereof. The Administrative Agent will make reasonable efforts to maintain the accuracy of the subaccounts referred to in the preceding sentence and to promptly update such subaccounts from time to time, as necessary.

     (c) The entries made in the accounts, Register and subaccounts maintained pursuant to subsection (b) of this Section 3.16 (and, if consistent with the entries of the Administrative Agent, subsection (a)) shall be prima facie evidence of the existence and amounts of the obligations of the Credit Parties therein recorded; provided, however, that the failure of any Lender or the
                  --------
Administrative Agent to maintain any such account, such Register or such subaccount, as applicable, or any error therein, shall not in any manner affect the obligation of the Credit Parties to repay the Obligations and other amounts owing hereunder to such Lender.


                                    SECTION 4

                                    GUARANTY
                                    --------

4.1  The Guaranty.
     ------------

     (a) Each of the Guarantors hereby jointly and severally guarantees to the Administrative Agent and to each of the holders of Guaranteed Obligations, as hereinafter provided, as primary obligor and not as surety, the prompt payment of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) strictly in accordance with the terms thereof. The Guarantors hereby further agree that if any of the Guaranteed Obligations are not paid in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise), the Guarantors will, jointly and severally, promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, as a mandatory prepayment, by acceleration, as a mandatory cash collateralization or otherwise) in accordance with the terms of such extension or renewal.

     (b) Notwithstanding any provision to the contrary contained herein or in any other of the Credit Documents or Hedging Agreements, to the extent the obligations of a Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state, provincial or federal law relating to fraudulent conveyances or transfers or the granting of financial assistance) then the obligations of each Guarantor under this Credit Agreement and the other Credit Documents shall be limited to the maximum amount that is permissible under applicable law (whether federal, state or provincial and including, without limitation, the Bankruptcy Code). In such case or otherwise at the request of the Administrative Agent, each Credit Party shall take such action and shall execute and deliver all such further documents required by the Administrative Agent to cause the obligations of such Guarantor to be enforceable to the extent required by this Credit Agreement.

4.2  Obligations Unconditional.
     -------------------------

     The obligations of the Guarantors under Section 4.1 are joint and several, absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Credit Documents or Hedging Agreements, or any other agreement or instrument referred to therein, or any substitution, release, impairment or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4.2 that the obligations of the Guarantors hereunder shall be absolute and unconditional under any and all circumstances. Each Guarantor agrees that such Guarantor shall have no right of subrogation, indemnity, reimbursement or contribution against the Borrower or any other Guarantor for amounts paid under this Section 4 until such time as the holders of the Guaranteed Obligations have been paid in full in respect of all Guaranteed Obligations, all Commitments under this Credit Agreement have been terminated and no Person or Governmental Authority shall have any right to request any return or reimbursement of funds from the Lenders in connection with monies received under the Credit Documents or Hedging Agreements between any member of the Consolidated Group and any Lender, or any Affiliate of a Lender. Without limiting the generality of the foregoing, it is agreed that, to the fullest extent permitted by law, the occurrence of any one or more of the following shall not alter or impair the liability of any Guarantor hereunder which shall remain absolute and unconditional as described above:

          (a) at any time or from time to time, without notice to any Guarantor, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

          (b) any of the acts mentioned in any of the provisions of any of the Credit Documents, any Hedging Agreement between any member of the Consolidated Group and any Lender or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements shall be done or omitted;

          (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under any of the Credit Documents, any Hedging Agreement between any member of the Consolidated Group and any Lender or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released, impaired or exchanged in whole or in part or otherwise dealt with;

          (d) any Lien granted to, or in favor of, the Administrative Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to attach or be perfected; or

          (e) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Guarantor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Guarantor).

With respect to its obligations hereunder, each Guarantor hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Administrative Agent or any Lender exhaust any right, power or remedy or proceed against any Person under any of the Credit Documents, any Hedging Agreement between any member of the Consolidated Group and any Lender, or any Affiliate of a Lender, or any other agreement or instrument referred to in the Credit Documents or such Hedging Agreements, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

4.3  Reinstateent.
     ------------

     The obligations of the Guarantors under this Section 4 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and each Guarantor agrees that it will indemnify the Administrative Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses and the allocated cost of internal counsel) incurred by the Administrative Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

4.4  Certain Additional Waivers.
     --------------------------

     Each Guarantor agrees that such Guarantor shall have no right of recourse to security for the Guaranteed Obligations, except through the exercise of rights of subrogation pursuant to Section 4.2 and through the exercise of rights of contribution pursuant to Section 4.6.

4.5  Remedies.
     --------

     The Guarantors agree that, to the fullest extent permitted by law, as between the Guarantors, on the one hand, and the Administrative Agent and the Lenders, on the other hand, the Guaranteed Obligations may be declared to be forthwith due and payable as provided in Section 9.2 (and shall be deemed to have become automatically due and payable in the circumstances provided in said
Section 9.2) for purposes of Section 4.1 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing the Guaranteed Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or the Guaranteed Obligations being deemed to have become automatically due and payable), the Guaranteed Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by the Guarantors for purposes of Section 4.1. The Guarantors acknowledge and agree that their obligations hereunder are secured in accordance with the terms of the Collateral Documents and that the Lenders may exercise their remedies thereunder in accordance with the terms thereof.

4.6  Rights of Contribution.
     ----------------------

     The Guarantors hereby agree, as among themselves, that if any Guarantor shall become an Excess Funding Guarantor (as defined below), each other Guarantor shall, on demand of such Excess Funding Guarantor (but subject to the succeeding provisions of this Section 4.6), pay to such Excess Funding Guarantor an amount equal to such Guarantor's Pro Rata Share (as defined below and determined, for this purpose, without reference to the properties, assets, liabilities and debts of such Excess Funding Guarantor) of such Excess Payment (as defined below). The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 4.6 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 4, and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For purposes hereof, (a) "Excess Funding Guarantor" shall mean, in respect of any obligations arising
 ------------------------
under the other provisions of this Section 4 (hereafter, the "Guarantied
                                                              ----------
Obligations"), a Guarantor that has paid an amount in excess of its Pro Rata
-----------
Share of the Guarantied Obligations; (b) "Excess Payment" shall mean, in respect
                                          --------------
of any Guarantied Obligations, the amount paid by an Excess Funding Guarantor in excess of its Pro Rata Share of such Guarantied Obligations; and (c) "Pro Rata
                                                                      --------
Share", for the purposes of this Section 4.6, shall mean, for any Guarantor, the
-----
ratio (expressed as a percentage) of (i) the amount by which the aggregate present fair saleable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair saleable value of all assets and other properties of the Borrower and all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured, and unliquidated liabilities, but excluding the obligations of the Borrower and the Guarantors hereunder) of the Borrower and all of the Guarantors, all as of the Closing Date (if any Guarantor becomes a party hereto subsequent to the Closing Date, then for the purposes of this Section 4.6 such subsequent Guarantor shall be deemed to have been a Guarantor as of the Closing Date and the information pertaining to, and only pertaining to, such Guarantor as of the date such Guarantor became a Guarantor shall be deemed true as of the Closing Date).

4.7  Guarantee of Payment; Continuing Guarantee.
     ------------------------------------------

     The guarantee in this Section 4 is a guaranty of payment and not of collection, is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.


                                    SECTION 5

                                   CONDITIONS
                                   ----------

5.1  Closing Conditions.
     ------------------

     The obligation of the Lenders to enter into this Credit Agreement and to make the initial Extensions of Credit shall be subject to satisfaction of the following conditions (in form and substance acceptable to the Lenders):

          (a) Executed Credit Documents. Receipt by the Administrative Agent of
              -------------------------
     (i) multiple counterparts of this Credit Agreement, (ii) a Revolving Note for each Lender and (iii) multiple counterparts of the Collateral Documents, in each case executed by a duly authorized officer of each party thereto and in each case conforming to the requirements of this Credit Agreement.

          (b) Legal Opinions. Receipt by the Administrative Agent of multiple
              --------------
     counterparts of opinions of counsel for the Credit Parties relating to the Credit Documents and the transactions contemplated therein, in form and substance satisfactory to the Administrative Agent and the Lenders, and including, among other things, opinions regarding enforceability of the Credit Documents and the perfection of the security interests created thereby.

          (c) Financial Information. Receipt by the Lenders of such financial
              ---------------------
     information regarding the members of the Consolidated Group as may be requested by, and in each case in form and substance satisfactory to, the Administrative Agent and the Lenders.

          (d) Personal Property Collateral. Receipt by the Administrative Agent
              ----------------------------
     of the following:

               (i) UCC Financing Statements. UCC financing statements for each
                   ------------------------
          jurisdiction as is necessary or appropriate, in the Collateral Agent's discretion, to perfect the security interests in the Collateral.

               (ii) Certificated Interests. Original certificates evidencing the
                    ----------------------
          Capital Stock pledged pursuant to the Collateral Documents, together with undated stock transfer powers executed in blank.

               (iii) Intellectual Property. Such patent, trademark and copyright
                     ---------------------
          notices and filings as necessary or appropriate, in the Collateral Agent's discretion, to perfect the security interests in Intellectual Property.

          (e) Real Property Collateral. With respect to all Eligible Real
              ------------------------
     Property, if any, receipt by the Administrative Agent of the following:

               (i) Surveys. Copies of recent ALTA surveys of each of the
                   -------
          Mortgaged Properties by registered engineers or land surveyors, in form and detail (including the location of special flood hazard areas) acceptable to the Collateral Agent.

               (ii) Title Policies. Standard ALTA mortgagee polices insuring the
                    --------------
          priority of the Mortgages in amounts and from companies acceptable to the Collateral Agent and the Lenders. The title policies shall include only such exceptions as are acceptable to the Collateral Agent. Copies of recorded documentation relating to all such exceptions shall be provided to the Collateral Agent.

               (iii) Local Counsel Opinions. Executed legal opinions from local
                     ----------------------
          counsel regarding the enforceability of the Mortgages under local law in form and substance acceptable to the Collateral Agent and the Lenders.

               (iv) Appraisals. Appraisals of all of the Mortgaged Properties,
                    ----------
          in form and content satisfactory to the Collateral Agent.

               (v) Environmental Reports. Copies of environmental reports and
                   ---------------------
          other environmental documentation, if any, relating to the Mortgaged Properties and other real property leased by members of the Consolidated Group, which reports and documentation shall be in form and detail satisfactory to the Collateral Agent.

          (f) Evidence of Insurance. Receipt by the Administrative Agent of
              ---------------------
     insurance certificates or policies evidencing casualty insurance (including builders' risk and all-risk permanent policies) and liability (and with respect to Eligible Real Property, if any, flood hazard insurance for improvements located in areas having "special flood hazards"), conforming to the requirements of this Credit Agreement and the other Credit Documents, showing the Collateral Agent as sole loss payee with respect to the casualty insurance and as additional insured with respect to liability insurance, in each case together with evidence of payment of premiums thereon.

          (g) Absence of Legal Proceedings. There shall not exist any action,
              ----------------------------
     suit, investigation or proceeding pending in any court or before any arbitrator or Governmental Authority which could reasonably be expected to have a Material Adverse Effect.

          (h) Corporate Documents. Receipt by the Administrative Agent of the
              -------------------
     following (or the equivalent) for each of the Credit Parties:

               (i) Charter Documents. Copies of the articles or certificates of
                   -----------------
          incorporation or other charter documents of such Credit Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation and certified by a secretary or assistant secretary of such Credit Party to be true and correct as of the Closing Date.

               (ii) Bylaws. A copy of the bylaws, operating agreement or
                    ------
          equivalent of such Credit Party certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

               (iii) Resolutions. Copies of resolutions of the board of
                     -----------
          directors of such Credit Party approving and adopting the Credit Documents to which it is a party, the transactions contemplated therein and authorizing execution and delivery thereof, certified by a secretary or assistant secretary of such Credit Party to be true and correct and in force and effect as of the Closing Date.

               (iv) Good Standing. Certificates of good standing, existence or
                    -------------
          its equivalent certified as of a recent date by the appropriate governmental authorities of the state of incorporation and each other state in which the failure to so qualify and be in good standing would be reasonably likely to have a material adverse effect on the business or operations in such state.

               (v) Officer's Certificate. An officer's certificate for each of
                   ---------------------
          the Credit Parties dated as of the Closing Date substantially in the form of Schedule 5.1(h)(v) with appropriate insertions and
                  ------------------
          attachments.

          (i) Priority of Liens. The Administrative Agent shall have received
              -----------------
satisfactory evidence that (i) the Collateral Agent, on behalf of the Lenders, holds a perfected, first priority Lien on all Collateral and (ii) none of the Collateral is subject to any Liens other than Permitted Liens.

          (j) Officer's Closing Certificate. The Administrative Agent shall have
              -----------------------------
received a certificate or certificates executed by a Responsible Officer of the Borrower as of the Closing Date, in form and substance satisfactory to the Administrative Agent, attaching the computation of the Consolidated Total Leverage Ratio as of September 30, 2001 (calculated to give effect to the Follow-On Offering on a Pro Forma Basis) and stating that (A) each Credit Party is in compliance with all existing financial obligations, (B) all governmental, shareholder and third party consents and approvals, if any, with respect to the Credit Documents and the transactions contemplated thereby have been obtained and are in full force and effect, and all applicable waiting periods shall have expired without any action that could have a Material Adverse Effect on the transactions contemplated hereby being taken by any authority, (C) no action, suit, investigation or proceeding is pending or threatened in any court or before any arbitrator or governmental instrumentality that purports to affect any Credit Party or any transaction contemplated by the Credit Documents, if such action, suit, investigation or proceeding could have a Material Adverse Effect, and no order, decree, judgment, ruling or injunction restrains the consummation of the transactions contemplated in the Credit Documents, (D) immediately after giving effect to the initial Loans made and Letters of Credit issued on the Closing Date, (1) no Default or Event of Default exists, (2) all representations and warranties contained herein and in the other Credit Documents are true and correct in all material respects and (3) the Credit Parties are in compliance on a Pro Forma Basis with each of the financial covenants set forth in Section 7.11 (assuming for purposes hereof that such financial covenants were measured as of, and for the twelve-month period ending on, such date) and (E) the computation of the Consolidated Total Leverage Ratio attached to such certificate is true and correct in all material respects and has been prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

          (k) Corporate Structure. Receipt by the Administrative Agent of the
              -------------------
corporate capital and ownership structure of the members of the Consolidated Group.

          (l) Fees and Expenses. Payment by the Credit Parties of all fees and
              -----------------
expenses owed by them to the Lenders, the Administrative Agent and the Collateral Agent, including, without limitation, payment to the Administrative Agent of the fees set forth in the Administrative Agent's Fee Letter.

5.2  Conditions to all Extensions of Credit.
     --------------------------------------

     Extensions of Credit hereunder (including the initial Extension of Credit to be made hereunder) are subject to the satisfaction of the following conditions precedent:

          (a) Representations and Warranties. The representations and warranties
              ------------------------------
     made by the Credit Parties herein and in the other Credit Documents and that are contained in any certificate furnished at any time under or in connection herewith shall be true and correct in all material respects on and as of the date of such Extension of Credit as if made on and as of such date (except for those that expressly relate to an earlier date).

          (b) No Default or Event of Default. No Default or Event of Default
              ------------------------------
     shall have occurred and be continuing on the date of such Extension of Credit or after giving effect to such Extension of Credit unless such Default or Event of Default shall have been waived in accordance with this Credit Agreement.

          (c) Other Conditions. The Borrower shall have satisfied the conditions
              ----------------
     set forth in Section 2 and, in the case of Continuations and Conversions,
     Section 3.2.

     Each request for an Extension of Credit (including Continuations and Conversions) and each acceptance by the Borrower of an Extension of Credit (including Continuations and Conversions) shall be deemed to constitute a representation and warranty by the Borrower as of the date of such Extension of Credit that the applicable conditions in this Section 5.2 have been satisfied.

                                    SECTION 6

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     To induce the Lenders to enter into this Credit Agreement and to make the Extensions of Credit hereunder, each of the Credit Parties hereby represents and warrants to the Administrative Agent and to each Lender that:

6.1  Financial Condition.
     -------------------

     Each of the financial statements described below (copies of which have heretofore been provided to the Administrative Agent for distribution to the Lenders) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby, are complete and correct in all material respects and present fairly the financial condition (including disclosure of all material liabilities, contingent or otherwise) and results from operations of the entities and for the periods specified, subject in the case of interim company-prepared statements to normal year-end adjustments and the absence of footnotes:

          (a) the audited consolidated balance sheets of the Borrower and its consolidated subsidiaries dated as of December 31, 1998, December 31, 1999 and December 31, 2000, together with the related audited statements of income, stockholders' equity and cash flows for the respective fiscal years then ended, certified by Deloitte & Touche, certified public accountants;

          (b) the unaudited, company-prepared consolidated and consolidating balance sheets of the Borrower and its consolidated subsidiaries dated as of September 30, 2001, together with the related unaudited, company-prepared consolidated and consolidating statements of income, stockholders' equity and cash flows for the fiscal quarter then ended; and

          (c) after the Closing Date, the annual and quarterly financial statements provided in accordance with Sections 7.1(a) and (b).

6.2  No Changes or Restricted Payments.
     ---------------------------------

     Since the date of the most recent annual audited financial statements referenced in Section 6.1(a):

          (a) for the period to the Closing Date, except as previously disclosed in writing to the Administrative Agent and the Lenders, (i) there have been no material sales, transfers or other dispositions of any material part of the business or property of the members of the Consolidated Group, nor have there been any material purchases or other acquisitions of any business or property (including the Capital Stock of any other person) by the members of the Consolidated Group, which are not reflected in the annual audited or company-prepared quarterly financial statements referenced in Section 6.1(a) and (b) hereof, and (ii) no Restricted Payments have been declared or paid by members of the Consolidated Group; and

          (b) there has been no circumstance, development or event relating to or affecting the members of the Consolidated Group which has had or could reasonably be expected to have a Material Adverse Effect.

6.3  Organization; Existence; Compliance with Law.
     --------------------------------------------

     Each of the members of the Consolidated Group (a) is duly organized, validly existing in good standing under the laws of the jurisdiction of its incorporation or organization, (b) has the corporate or other necessary power and authority, and the legal right to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign entity and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification, other than in such jurisdictions where the failure to be so qualified and in good standing would not, in the aggregate, have a Material Adverse Effect, and (d) is in compliance with all Medicare Regulations, Medicaid Regulations and all Requirements of Law (including without limitation Environmental Laws) applicable to it, or to its properties, except to the extent that the failure to comply therewith could not, in the aggregate, be reasonably expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, with respect to each member of the Consolidated Group (and in each case, except as would not be reasonably expected to have a Material Adverse Effect):

          (i) There is (A) no member of the Consolidated Group or individual employed by any member of the Consolidated Group that could reasonably be expected to have criminal culpability or to be excluded from participation in any Medical Reimbursement Program for corporate or individual actions or failures to act where such culpability or exclusion has resulted or could reasonably be expected to result in an Exclusion Event; and (B) no officer continuing to be employed by the Consolidated Group who may reasonably be expected to have individual culpability for matters under investigation by the OIG or other Governmental Authority unless such officer has been, within a reasonable period of time after discovery of such actual or potential culpability, either suspended or removed from positions of responsibility related to those activities under challenge by the OIG or other Governmental Authority or otherwise dealt with in a manner consistent with the corporate compliance program referred to in Section 7.15 hereof;

          (ii) Current billing policies, arrangements, protocols and instructions comply with requirements of Medical Reimbursement Programs and are administered by properly trained personnel, except where any such failure to comply could not reasonably be expected to result in an Exclusion Event;

          (iii) Current medical director compensation arrangements comply with state and federal anti-kick back, fraud and abuse, and Stark I and II requirements, except where any such failure to comply could not reasonably be expected to result in an Exclusion Event.

6.4  Power; Authorization; Enforceable Obligations.
     ---------------------------------------------

     Each of the Credit Parties has the corporate or other necessary power and authority, and the legal right, to make, deliver and perform the Credit Documents to which it is a party and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of the Credit Documents to which it is a party. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with acceptance of Extensions of Credit or the making of the guaranties hereunder or with the execution, delivery or performance of any Credit Documents by the Credit Parties (other than those which have been obtained, such filings as are required by the Securities and Exchange Commission and to fulfill other reporting requirements with Governmental Authorities) or with the validity or enforceability of any Credit Document against the Credit Parties (except such filings as are necessary in connection with the perfection of the Liens created by such Credit Documents). Each Credit Document to which it is a party constitutes a legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

6.5  No Legal Bar.
     ------------

     The execution, delivery and performance of the Credit Documents, the borrowings hereunder and the use of the Extensions of Credit will not violate any Requirement of Law or any Contractual Obligation of any member of the Consolidated Group (except those as to which waivers or consents have been obtained), and will not result in, or require, the creation or imposition of any Lien on any of its respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation other than the Liens arising under or contemplated in connection with the Credit Documents.

6.6  No Material Litigation and Disputes.
     -----------------------------------

     (a) No claim, litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Credit Parties, threatened by or against, any members of the Consolidated Group or against any of their respective properties or revenues that (i) relate to the Credit Documents or any of the transactions contemplated hereby or thereby or
(ii) if adversely determined, could reasonably be expected to have a Material Adverse Effect. Set forth on Schedule 6.6 is a summary of all claims,
                             ------------
litigation, investigations and proceedings pending or, to the best knowledge of the Credit Parties, threatened by or against the members of the Consolidated Group or against any of their respective properties or revenues, and none of such actions, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     (b) No default exists and, to the best knowledge of the Credit Parties, no default has been asserted, under any Contractual Obligations to which any members of the Consolidated Group are party that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

6.7  No Defaults.
     -----------

     No Default or Event of Default has occurred and is continuing.

6.8  Ownership and Operation of Property.
     -----------------------------------

     Except as would not be reasonably expected to have a Material Adverse Effect, each of the members of the Consolidated Group (i) has good record and marketable title to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien, except for Permitted Liens, and
(ii) has obtained all licenses, permits, franchises or other certifications, consents, approvals and authorizations, governmental or private, necessary to the ownership of its Property and to the conduct of its business.

6.9  Intellectual Property.
     ---------------------

     Each of the members of the Consolidated Group owns, or has the legal right to use, all United States trademarks, tradenames, copyrights, patents, technology, know-how and processes, if any, necessary for each of them to conduct its business as currently conducted (the "Intellectual Property") except
                                                  ---------------------
for those the failure to own or have such legal right to use would not be reasonably expected to have a Material Adverse Effect. Set forth on Schedule 6.9
                                                                    ------------
is a list of Intellectual Property owned and used by members of the Consolidated Group. No claim has been asserted and is pending by any Person challenging or questioning the use of any such Intellectual Property or the validity or effectiveness of any such Intellectual Property, nor does any Credit Party know of any such claim, and the use of such Intellectual Property by the members of the Consolidated Group does not infringe on the rights of any Person, except for such claims and infringements that, in the aggregate, would not be reasonably expected to have a Material Adverse Effect.

6.10 Taxes.
     -----

     Each of the members of the Consolidated Group has filed or caused to be filed all income tax returns (federal, state, local and foreign) and all other material tax returns that are required to be filed and has paid (i) all amounts shown therein to be due (including interest and penalties) and (ii) all other taxes, fees, assessments and other governmental charges (including mortgage recording taxes, documentary stamp taxes and intangibles taxes) owing, except for such taxes that are not yet delinquent or as are being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established unless the failure to make any such payment could give rise to an immediate right to foreclose on a Lien securing such amounts. No tax claim or assessment has been asserted against members of the Consolidated Group which if adversely determined could reasonably be expected to have a Material Adverse Effect.

6.11 ERISA.
     -----

     Except as could not reasonably be expected to have a Material Adverse
Effect:

          (a) During the five-year period prior to the date on which this representation is made or deemed made: (i) no ERISA Event has occurred, and, to the best knowledge of the Credit Parties, no event or condition has occurred or exists as a result of which any ERISA Event could reasonably be expected to occur, with respect to any Plan; (ii) no "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code, whether or not waived, has occurred with respect to any Plan; (iii) each Plan has been maintained, operated, and funded in compliance with its own terms and in material compliance with the provisions of ERISA, the Internal Revenue Code, and any other applicable federal or state laws; and (iv) no lien in favor of the PBGC or a Plan has arisen or is reasonably likely to arise on account of any Plan.

          (b) The actuarial present value of all "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA), whether or not vested, under each Single Employer Plan, as of the last annual valuation date prior to the date on which this representation is made or deemed made (determined, in each case, in accordance with Financial Accounting Standards Board Statement 87, utilizing the actuarial assumptions used in such Plan's most recent actuarial valuation report), did not exceed as of such valuation date the fair market value of the assets of such Plan.

          (c) No member of the Consolidated Group nor any ERISA Affiliate has incurred, or, to the best knowledge of the Credit Parties, could be reasonably expected to incur, any withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. No member of the Consolidated Group nor any ERISA Affiliate would become subject to any withdrawal liability under ERISA if any member of the Consolidated Group or any ERISA Affiliate were to withdraw completely from all Multiemployer Plans and Multiple Employer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No member of the Consolidated Group nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization (within the meaning of Section 4241 of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or has been terminated (within the meaning of Title IV of ERISA), and no Multiemployer Plan is, to the best knowledge of the Credit Parties, reasonably expected to be in reorganization, insolvent, or terminated.

          (d) No prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility has occurred with respect to a Plan which has subjected or may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or
     Section 4975 of the Internal Revenue Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability.

          (e) No member of the Consolidated Group nor any ERISA Affiliates has any material liability with respect to "expected post-retirement benefit obligations" within the meaning of the Financial Accounting Standards Board Statement 106. Each Plan which is a welfare plan (as defined in Section 3(1) of ERISA) to which Sections 601-609 of ERISA and Section 4980B of the Internal Revenue Code apply has been administered in compliance in all material respects of such sections.

          (f) Neither the execution and delivery of this Credit Agreement nor the consummation of the financing transactions contemplated thereunder will involve any transaction which is subject to the prohibitions of Sections 404, 406 or 407 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code. The representation by the Credit Parties in the preceding sentence is made in reliance upon and subject to the accuracy of the Lenders' representation in Section 11.15 with respect to their source of funds and is subject, in the event that the source of the funds used by the Lenders in connection with this transaction is an insurance company's general asset account, to the application of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35,925 (1995), compliance with the regulations issued under Section 401(c)(1)(A) of ERISA, or the issuance of any other prohibited transaction exemption or similar relief, to the effect that assets in an insurance company's general asset account do not constitute assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA of a "plan" within the meaning of Section 4975(e)(1) of the Internal Revenue Code.

6.12 Governmental Regulations, etc.
     -----------------------------

     (a) No part of the proceeds of the Extensions of Credit hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U, or for the purpose of purchasing or carrying or trading in any other securities. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in said Regulation
U. No indebtedness being reduced or retired out of the proceeds of the Extensions of Credit hereunder was or will be incurred for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U or any "margin security" within the meaning of Regulation T. "Margin stock" (within the meaning of Regulation U) does not constitute more than twenty-five percent (25%) of the value of the consolidated assets of the Borrower and its Subsidiaries. None of the transactions contemplated by this Credit Agreement (including, without limitation, the direct or indirect use of the proceeds of the Loans) will violate or result in a violation of the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, or regulations issued pursuant thereto, or Regulation T, U or X.

     (b) None of the members of the Consolidated Group is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act or the Investment Company Act of 1940, each as amended. In addition, none of the members of the Consolidated Group is (i) an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, and is not controlled by such a company, or (ii) a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (c) No director, executive officer or principal shareholder of any member of the Consolidated Group is a director, executive officer or principal shareholder of any Lender. For the purposes hereof the terms "director", "executive officer" and "principal shareholder" (when used with reference to any Lender) have the respective meanings assigned thereto in Regulation O.

6.13 Subsidiaries.
     ------------

     Set forth on Schedule 6.13 (as the same may be updated by the Borrower from
                  -------------
time to time) are all of the Subsidiaries of the Borrower, including the jurisdiction of organization, classes of Capital Stock (including options, warrants, rights of subscription, conversion and exchangeability and other similar rights), ownership and ownership percentages thereof and identifying those entities that are Subsidiaries solely pursuant to Management Services Agreements. The outstanding shares of Capital Stock shown have been validly issued, fully paid and are non-assessable and owned free of Liens other than Permitted Liens. The outstanding shares of Capital Stock shown are not the subject of buy-sell, voting trust or other shareholder agreement except as identified on Schedule 6.13.
              -------------

6.14 Purpose of Extensions of Credit.
     -------------------------------

     Extensions of Credit hereunder will be used by the Borrower (i) to refinance existing Indebtedness and (ii) to finance working capital, capital expenditures and other corporate purposes of the Borrower and its Subsidiaries (including, without limitation, Permitted Acquisitions).

6.15 Environmental Matters.
     ---------------------

     Except as could not reasonably be expected to have a Material Adverse
Effect:

          (a) Each of the facilities and properties owned, leased or operated by the members of the Consolidated Group (the "Subject Properties") and all
                                                 ------------------
     operations at the Subject Properties are in compliance with all applicable Environmental Laws, and there is no violation of any Environmental Law with respect to the Subject Properties or the businesses operated by the members of the Consolidated Group (the "Businesses"), and there are no conditions
                                     ----------
     relating to the Businesses or Subject Properties that could give rise to liability under any applicable Environmental Laws.

          (b) None of the Subject Properties contains, or has previously contained, any Materials of Environmental Concern at, on or under the Subject Properties in amounts or concentrations that constitute or constituted a violation of, or could give rise to liability under, Environmental Laws.

          (c) None of the members of the Consolidated Group has received any written or verbal notice of, or inquiry from any Governmental Authority regarding, any violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Subject Properties or the Businesses, nor does any member of the Consolidated Group have knowledge or reason to believe that any such notice will be received or is being threatened.

          (d) Materials of Environmental Concern have not been transported or disposed of from the Subject Properties, or generated, treated, stored or disposed of at, on or under any of the Subject Properties or any other location, in each case by or on behalf any members of the Consolidated Group in violation of, or in a manner that would be reasonably likely to give rise to liability under, any applicable Environmental Law.

          (e) No judicial proceeding or governmental or administrative action is pending or, to the best knowledge of any Credit Party, threatened, under any Environmental Law to which any member of the Consolidated Group is or will be named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any member of the Consolidated Group, the Subject Properties or the Businesses.

          (f) There has been no release or, threat of release of Materials of Environmental Concern at or from the Subject Properties, or arising from or related to the operations (including, without limitation, disposal) of any member of the Consolidated Group in connection with the Subject Properties or otherwise in connection with the Businesses, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws.

6.16 No Material Misstatements.
     -------------------------

     None of (i) the information contained in the Confidential Offering Memorandum dated as of October 2001, or (ii) the information, reports, financial statements, exhibits or schedules, taken as a whole, furnished by or on behalf of any member of the Consolidated Group to the Administrative Agent or any Lender in connection with the negotiation of the Credit Documents or included therein or delivered pursuant thereto contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were, are or will be made, not materially misleading, provided that to the extent any such information, report, financial
            --------
statement, exhibit or schedule was based upon or constitutes a forecast or projection, each of the Credit Parties represents only that it acted in good faith and utilized reasonable assumptions and due care in the preparation of such information, report, financial statement, exhibit or schedule.

6.17 Labor Matters.
     -------------

     Except as could not reasonably be expected to have a Material Adverse
Effect:

          (a) There are no strikes or lockouts against any members of the Consolidated Group pending or, to the best knowledge of the Credit Parties, threatened;

          (b) The hours worked by and payments made to employees of the Consolidated Group have not been in violation of the Fair Labor Standards Act or any other applicable federal, state, local or foreign law dealing with such matters in any case where a Material Adverse Effect could reasonably be expected to occur as a result of the violation thereof;

          (c) All payments due from members of the Consolidated Group, or for which any claim may be made against a member of the Consolidated Group, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the respective members of the Consolidated Group; and

          (d) None of the members of the Consolidated Group is party to a collective bargaining agreement.

     Set forth on Schedule 6.17 is a summary of all labor matters pending or, to
                  -------------
the best knowledge of the Credit Parties, threatened by or against the members of the Consolidated Group, and none of such labor matters, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

6.18 Security Documents.
     ------------------

          (a) Security Agreement. The Security Agreement is effective to create
              ------------------
     in favor of the Collateral Agent, for the ratable benefit of the holders of the Secured Obligations identified therein, a legal valid and enforceable security interest in the Collateral identified therein owned by the Credit

     Parties and, when financing statements in appropriate form are filed in the appropriate offices for the locations specified in the schedules to the Security Agreement, the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in such Collateral that may be perfected by filing, recording or registering a financing statement under the Uniform Commercial Code as in effect, in each case prior and superior in right to any other Lien on any Collateral other than Permitted Liens.

          (b) Pledge Agreement. The Pledge Agreement is effective to create in favor of the Collateral Agent, for the ratable benefit of the holders of the Secured Obligations identified therein, a legal valid and enforceable security interest in the Collateral identified therein and, when such Collateral is delivered to the Collateral Agent, the Pledge Agreement shall constitute a fully perfected first priority Lien on, and security interest in, all right, title and interest of the pledgors thereunder in such Collateral, in each case prior and superior in right to any other Lien.

          (c) Intellectual Property. The Security Agreement together with the
              ---------------------
     Notice of Grant of Security Interest in Trademarks and the Notice of Grant of Security Interest in Patents filed with the United States Patent and Trademark Office, and the Notice of Grant of Security Interest in Copyrights filed with the United States Copyright Office will constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors thereunder in all Patents and Patent Licenses, Trademarks and Trademark Licenses and Copyrights and Copyright Licenses (each as defined in the Security Agreement) and in which a security interest may be perfected by filing, recording or registration of a Notice in the United States Patent and Trademark Office and the United States Copyright Office, in each case prior and superior in right to any other Lien other than Permitted Liens.

          (d) Mortgages. The Mortgages, in any, are effective to create in favor
              ---------
     of the Collateral Agent, for the ratable benefit of the holders of the Secured Obligations identified therein, a legal, valid and enforceable Lien on all of the respective grantors' right, title and interest in and to the Mortgaged Properties thereunder and the proceeds thereof, and when the Mortgages are recorded in the appropriate offices and the proper amount of mortgage recording or similar taxes (if any) are paid and when the financing statements are duly filed in the appropriate public records, the Mortgages shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the grantors in such Mortgaged Properties and the proceeds thereof, in each case prior and superior in right to any other Lien other than Permitted Liens.

6.19 Location of Real Property and Leased Premises.
     ---------------------------------------------

     Set forth on Schedule 6.19(a) is a complete and correct list of all real
                  ----------------
property located in the United States and owned or leased by any member of the Consolidated Group with street address and state where located. Set forth on
Schedule 6.19(b) is a list of all locations where any tangible personal property
----------------
of any member of the Consolidated Group is located, including street address and state where located. Set forth on Schedule 6.19(c) is the chief executive office
                                  ----------------
and principal place of business of each member of the Consolidated Group.

6.20 Fraud and Abuse.
     ---------------

     Except as would not reasonably be expected to constitute a Material Adverse Effect, to the knowledge of the Responsible Officers of the Credit Parties, no member of the Consolidated Group or any of their respective officers, directors or Contract Providers have engaged in any activities that are prohibited under Medicare Regulations or Medicaid Regulations or that are prohibited by binding rules of professional conduct, including, without limitation, (i) knowingly and willfully making or causing to be made a false statement or a misrepresentation of any material fact in any application for any benefit or payment; (ii) knowingly and willfully making or causing to be made any false statement or a misrepresentation of any material fact for use in determining rights to any benefit or payment; (iii) failing to disclose knowledge by a claimant of the occurrence of any event affecting the initial or continued right to any benefit or payment on its own behalf or on behalf of another, with intent to secure such benefit or payment fraudulently; (iv) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe or rebate), directly or indirectly, overtly or covertly, in cash or in kind or offering to pay such remuneration (A) in return for referring an individual to a Person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors, or (B) in return for purchasing, leasing or ordering or arranging for or recommending the purchasing, leasing or ordering of any good, facility, service, or item for which payment may be made in whole or in part by Medicare, Medicaid or other applicable third party payors.

6.21 Licensing and Accreditation.
     ---------------------------

     Except as would not reasonably be expected to constitute a Material Adverse Effect, each member of the Consolidated Group and, to the knowledge of the Credit Parties, each Contract Provider, has, to the extent applicable: (i) obtained (or been duly assigned) all required certificates of need or determinations of need as required by the relevant state Governmental Authority for the acquisition, construction, expansion of, investment in, operation of or management of its businesses as currently operated; (ii) obtained and maintains in good standing all required licenses, permits, authorizations and qualifications required under applicable law in connection with the ownership, operation or management of each of its Subsidiaries; (iii) to the extent prudent and customary in the industry in which it is engaged, obtained and maintains accreditation from all generally recognized accrediting agencies; and (iv) entered into and maintains in good standing its status as a Medicare Supplier and as a Medicaid Supplier. Except as would not reasonably be expected to constitute a Material Adverse Effect, to the knowledge of the Credit Parties, each Contract Provider is duly licensed by each state, state agency, commission or other Governmental Authority having jurisdiction over the provisions of such services by such Person in the locations where the members of the Consolidated Group conduct business, to the extent such licensing is required to enable such Person to provide the professional services provided by such Person and otherwise as is necessary to enable the Consolidated Group to operate as currently operated and as contemplated to be operated, and all such required licenses are in full force and effect on the date hereof and have not been revoked or suspended or otherwise limited.

6.22 Equity Contribution.
     -------------------

     The Borrower has received not less than $80 million in net cash proceeds in connection with the Follow-On Offering.

                                    SECTION 7

                              AFFIRMATIVE COVENANTS

     Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding or any Letter of Credit is outstanding, and until all of the Commitments hereunder shall have terminated:

7.1  Information Covenants.
     ---------------------

     The Credit Parties will furnish, or cause to be furnished, to the Administrative Agent and each of the Lenders:

          (a) Annual Financial Statements. As soon as available, and in any
              ---------------------------
     event within ninety-five days after the close of each fiscal year of the members of the Consolidated Group, a consolidated and consolidating balance sheet and income statement of the members of the Consolidated Group as of the end of such fiscal year, together with related consolidated and consolidating statements of operations and retained earnings and of cash flows for such fiscal year, in each case setting forth in comparative form consolidated and consolidating figures for the preceding fiscal year, all such financial information described above to be in reasonable form and detail and audited by independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent and whose opinion shall be to the effect that such financial statements have been prepared in accordance with GAAP (except for changes with which such accountants concur) and shall not be limited as to the scope of the audit or qualified as to the status of the members of the Consolidated Group as a going concern or any other material qualifications or exceptions, or in any manner which, in the reasonable judgment of the Required Lenders, is unacceptable.

          (b) Quarterly Financial Statements. As soon as available, and in any
              ------------------------------
     event within fifty days after the close of each fiscal quarter of the members of the Consolidated Group (other than the fourth fiscal quarter, in which case ninety days after the end thereof) a consolidated and consolidating balance sheet and income statement of the members of the Consolidated Group as of the end of such fiscal quarter, together with related consolidated and consolidating statements of operations and retained earnings and of cash flows for such fiscal quarter, in each case setting forth in comparative form consolidated and consolidating figures for the corresponding period of the preceding fiscal year, all such financial information described above to be in reasonable form and detail and reasonably acceptable to the Administrative Agent, and accompanied by a certificate of a Responsible Officer of the Borrower to the effect that such quarterly financial statements fairly present in all material respects the financial condition of the members of the Consolidated Group and have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end audit adjustments.

          (c) Officer's Certificate. At the time of delivery of the financial
              ---------------------
     statements required by Sections 7.1(a) and 7.1(b) above, a certificate of a Responsible Officer of the Borrower substantially in the form of Schedule 7.1(c), (i) demonstrating compliance with the financial covenants contained in Section 7.11 by calculation thereof as of the end of each such fiscal period and (ii) stating that no Default or Event of Default exists, or if any Default or Event of Default does exist, specifying the nature and extent thereof and what action the Credit Parties propose to take with respect thereto.

          (d) Annual Business Plan and Budgets. Beginning with the fiscal year
              --------------------------------
     ending December 31, 2001, within five Business Days of approval by the board of directors, and in no event later than thirty days after the end of each fiscal year of the Borrower, an annual business plan and budget of the members of the Consolidated Group containing, among other things, pro forma financial statements for the next fiscal year.

          (e) Accountant's Certificate. Within the period for delivery of the
              ------------------------
     annual financial statements provided in Section 7.1(a), a certificate of the accountants conducting the annual audit stating that they have reviewed this Credit Agreement and stating further whether, in the course of their audit, they have become aware of any Default or Event of Default and, if any such Default or Event of Default exists, specifying the nature and extent thereof.

          (f) Auditor's Reports. Promptly upon receipt thereof, a copy of any
              -----------------
     other report or "management letter" submitted by independent accountants to any member of the Consolidated Group in connection with any annual, interim or special audit of the books of such Person.

          (g) Reports. Promptly upon transmission or receipt thereof, (i) copies
              -------
     of any filings and registrations with, and reports to or from, the Securities and Exchange Commission, or any successor agency, and copies of all financial statements, proxy statements, notices and reports as any member of the Consolidated Group shall send to its shareholders or to a holder of any Indebtedness owed by any member of the Consolidated Group in its capacity as such a holder, and (ii) upon the request of the Administrative Agent, all reports and written information to and from the United States Environmental Protection Agency, or any state or local agency responsible for environmental matters, the United States Occupational Health and Safety Administration, or any state or local agency responsible for health and safety matters, or any successor agencies or authorities concerning environmental, health or safety matters.

          (h) Notices. Upon any Responsible Officer of a Credit Party obtaining
              -------
     knowledge thereof, the Credit Parties will give written notice to the Administrative Agent immediately of (i) the occurrence of an event or condition consisting of a Default or Event of Default, specifying the nature and existence thereof and what action the Credit Parties propose to take with respect thereto, and (ii) the occurrence of any of the following with respect to any member of the Consolidated Group: (A) the pendency or commencement of any litigation, arbitral or governmental proceeding against such Person which, if adversely determined, could reasonably be expected to have a Material Adverse Effect, (B) the institution of any proceedings against such Person with respect to, or the receipt of notice by such Person of potential liability or responsibility for violation, or alleged violation of any federal, state or local law, rule or regulation, including, without limitation, Environmental Laws, the violation of which could reasonably be expected to have a Material Adverse Effect, (C) the institution of any investigation or proceeding against such Person (or, to the knowledge of the Credit Parties, any Contract Provider) to suspend, revoke or terminate (or that may result in the termination of) its status as a Medicaid Supplier or its status as a Medicare Supplier, or any such investigation or proceeding that may result in an Exclusion Event, (D) a copy of any notice of intent to exclude, any notice of proposal to exclude issued by the OIG or any other Exclusion Event, or (E) all notices of loss or threatened loss of accreditation, loss of participation under any reimbursement program or loss of applicable health care license or certificate of authority, and all other material deficiency notices, compliance orders or adverse reports issued by any Governmental Authority or private insurance company pursuant to a provider agreement that, if not promptly complied with or cured, could result in the suspension or forfeiture of any license, certification, or accreditation necessary for the Borrower or any of its Subsidiaries to carry on its business as then conducted or the termination of any insurance or reimbursement program available to the Borrower or any of its Subsidiaries.

          (i) ERISA. Upon any Responsible Officer of a Credit Party obtaining
              -----
     knowledge thereof, the Credit Parties will give written notice to the Administrative Agent promptly (and in any event within five Business Days) of: (i) any event or condition, including, without limitation, any Reportable Event, that constitutes, or might reasonably lead to, an ERISA Event; (ii) with respect to any Multiemployer Plan, the receipt of notice as prescribed in ERISA or otherwise of any withdrawal liability assessed against the Credit Parties or any ERISA Affiliates, or of a determination that any Multiemployer Plan is in reorganization or insolvent (both within the meaning of Title IV of ERISA); (iii) the failure to make full payment on or before the due date (including extensions) thereof of all amounts which any member of the Consolidated Group or any ERISA Affiliate is required to contribute to each Plan pursuant to its terms and as required to meet the minimum funding standard set forth in ERISA and the Internal Revenue Code with respect thereto; or (iv) any change in the funding status of any Plan that could have a Material Adverse Effect, together with a description of any such event or condition or a copy of any such notice and a statement by a Responsible Officer of the Borrower briefly setting forth the details regarding such event, condition, or notice, and the action, if any, which has been or is being taken or is proposed to be taken by the Credit Parties with respect thereto. Promptly upon request, the Credit Parties shall furnish the Administrative Agent and the Lenders with such additional information concerning any Plan as may be reasonably requested, including, without limitation, copies of each annual report/return (Form 5500 series), as well as all schedules and attachments thereto required to be filed with the Department of Labor and/or the Internal Revenue Service pursuant to ERISA and the Internal Revenue Code, respectively, for each "plan year" (within the meaning of Section 3(39) of ERISA).

     (j) Environmental.
         -------------

          (i) Upon the reasonable written request of the Administrative Agent following the occurrence of any event or the discovery of any condition which the Administrative Agent or the Required Lenders reasonably believe has caused (or could be reasonably expected to cause) the representations and warranties set forth in Section 6.16 to be untrue in any material respect, the Credit Parties will furnish or cause to be furnished to the Administrative Agent, at the Credit Parties' expense, a report of an environmental assessment of reasonable scope, form and depth, (including, where appropriate, invasive soil or groundwater sampling) by a consultant reasonably acceptable to the Administrative Agent as to the nature and extent of the presence of any Materials of Environmental Concern on any Subject Properties (as defined in Section 6.16) and as to the compliance by any member of the Consolidated Group with Environmental Laws at such Subject Properties. If the Credit Parties fail to deliver such an environmental report within seventy-five (75) days after receipt of such written request then the Administrative Agent may arrange for same, and the members of the Consolidated Group hereby grant to the Administrative Agent and their representatives access to the Subject Properties to reasonably undertake such an assessment (including, where appropriate, invasive soil or groundwater sampling). The reasonable cost of any assessment arranged for by the Administrative Agent pursuant to this provision will be payable by the Credit Parties on demand and added to the obligations secured by the Collateral Documents.

          (ii) The members of the Consolidated Group will conduct and complete all investigations, studies, sampling, and testing and all remedial, removal, and other actions necessary to address all Materials of Environmental Concern on, from or affecting any of the Subject Properties to the extent necessary to be in compliance with all Environmental Laws and with the validly issued orders and directives of all Governmental Authorities with jurisdiction over such Subject Properties to the extent any failure could have a Material Adverse Effect.

          (k) Additional Patents and Trademarks. At the time of delivery of the
              ---------------------------------
     financial statements and reports required by Section 7.1(a), a report signed by a Responsible Officer of the Borrower setting forth (i) a list of registration numbers for all patents, trademarks, service marks, tradenames and copyrights awarded to any member of the Consolidated Group since the last day of the immediately preceding fiscal year and (ii) a list of all patent applications, trademark applications, service mark applications, tradename applications and copyright applications submitted by any member of the Consolidated Group since the last day of the immediately preceding fiscal year and the status of each such application, all in such form as shall be reasonably satisfactory to the Administrative Agent.

          (l) Other Information. With reasonable promptness upon any such
              -----------------
     request, such other information regarding the business, properties or financial condition of any member of the Consolidated Group as the Administrative Agent or the Required Lenders may reasonably request.

7.2  Preservation of Existence and Franchises.
     ----------------------------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, continue to engage in business of the same general type as conducted by it on the date hereof and similar or related businesses, and except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or 8.5, preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges, licenses and franchises necessary or desirable in the normal conduct of its business.

7.3  Books and Records.
     -----------------

     Each Credit Party will, and will cause each of its Subsidiaries to, keep complete and accurate books and records of its transactions in accordance with good accounting practices on the basis of GAAP (including the establishment and maintenance of appropriate reserves).

7.4  Compliance with Law.
     -------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders, and all applicable restrictions imposed by all Governmental Authorities, applicable to it and its Property if noncompliance with any such law, rule, regulation, order or restriction could reasonably be expected to have a Material Adverse Effect. Specifically, but without limiting the foregoing, and except where any such failure to comply could not reasonably be expected to result in either an Exclusion Event or a loss of 5% or more of the annual consolidated revenues of the Consolidated
Group: (i) billing policies, arrangements, protocols and instructions will comply with reimbursement requirements under Medicare and other Medical Reimbursement Programs and will be administered by properly trained personnel; and (ii) medical director compensation arrangements will comply with state and federal anti-kick back/fraud and abuse, and Stark I and II, requirements.

7.5  Payment of Taxes and Other Indebtedness.
     ---------------------------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, pay and discharge (a) all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any of its properties, before they shall become delinquent, (b) all lawful claims (including claims for labor, materials and supplies) that, if unpaid, might give rise to a Lien upon any of its properties, and (c) except as prohibited hereunder, all of its other Indebtedness as it shall become due; provided, however, that no member of the
                                     --------
Consolidated Group shall be required to pay any such tax, assessment, charge, levy, claim or Indebtedness that is being contested in good faith by appropriate proceedings for which adequate reserves determined in accordance with GAAP have been established, unless the failure to make any such payment (i) could give rise to an immediate right to foreclose on a Lien securing such amounts or (ii) could reasonably be expected to have a Material Adverse Effect.

7.6  Insurance.
     ---------

     Each Credit Party will, and will cause each of its Subsidiaries to, at all times maintain in full force and effect insurance (including workers' compensation insurance, liability insurance, casualty insurance and business interruption insurance) in such amounts, covering such risks and liabilities and with such deductibles or self-insurance retentions as are in accordance with normal industry practice (or as otherwise required by the Collateral Documents). The Collateral Agent shall be named as loss payee or mortgagee, as its interest may appear, and/or additional insured with respect to any such insurance providing coverage in respect of any Collateral, and each provider of any such insurance shall agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Collateral Agent, that it will give the Collateral Agent thirty days prior written notice before any such policy or policies shall be altered or canceled, and that no act or default of any member of the Consolidated Group or any other Person shall affect the rights of the Collateral Agent or the Lenders under such policy or policies. The present insurance coverage of the members of the Consolidated Group is outlined as to carrier, policy number, expiration date, type and amount on Schedule 7.6.
                   ------------

7.7  Maintenance of Property.
     -----------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, maintain and preserve its properties and equipment material to the conduct of its business in good repair, working order and condition, normal wear and tear and casualty and condemnation excepted, and will make, or cause to be made, in such properties and equipment from time to time all repairs, renewals, replacements, extensions, additions, betterments and improvements thereto as may be needed or proper, to the extent and in the manner customary for companies in similar businesses.

7.8  Performance of Obligations.
     --------------------------

     Each Credit Party will, and will cause each of its Subsidiaries to, perform in all material respects all of its obligations under the terms of all material agreements, indentures, mortgages, security agreements and other debt instruments to which it is a party or by which it is bound.

7.9  Use of Proceeds.
     ---------------

     The Borrower will use the proceeds of Extensions of Credit solely for the purposes set forth in Section 6.15.

7.10 Audits/Inspections.
     ------------------

     Upon reasonable notice and during normal business hours (or, following the occurrence and during the continuation of an Event of Default, at any time without notice), each Credit Party will, and will cause each of its Subsidiaries to, permit representatives appointed by the Administrative Agent, including, without limitation, independent accountants, agents, attorneys, and appraisers to visit and inspect its property, including its books and records, its accounts receivable and inventory, its facilities and its other business assets, and to make photocopies or photographs thereof and to write down and record any information such representative obtains and shall permit the Administrative Agent or its representatives to investigate and verify the accuracy of information provided to the Lenders and to discuss all such matters with the officers, employees and representatives of such Person. The Credit Parties agree that the Administrative Agent, and its representatives, may conduct an annual audit of the Collateral, at the expense of the Credit Parties.

7.11 Financial Covenants.
     -------------------

     (a) Consolidated Total Leverage Ratio. As of the end of each fiscal
         ---------------------------------
quarter, the Consolidated Total Leverage Ratio shall be not greater than 2.50:1.0.

     (b) Consolidated Fixed Charge Coverage Ratio. As of the end of each fiscal
         ----------------------------------------
quarter, the Consolidated Fixed Charge Coverage Ratio shall be not less than 1.25:1.0.

     (c) Consolidated Interest Coverage Ratio. As of the end of each fiscal
         ------------------------------------
quarter, the Consolidated Interest Coverage Ratio shall be not less than 5.00:1.0.

     (d) Consolidated Net Income. As of the end of each fiscal quarter,
         -----------------------
Consolidated Net Income shall be not less than zero
($0).

7.12 Additional Guarantors.
     ---------------------

     (a) Domestic Subsidiaries. If any Person becomes a direct or indirect
         ---------------------
Eligible Subsidiary of any Credit Party, the Borrower shall (i) notify the Administrative Agent thereof within ten days after a Responsible Officer has knowledge thereof, and (ii) within forty-five days thereafter, (A) cause each such Eligible Subsidiary to become a Guarantor by execution of a Joinder Agreement, (B) deliver with the Joinder Agreement such supporting resolutions, incumbency certificates, corporate formation and organizational documentation and opinions of counsel as the Administrative Agent may reasonably request, and
(C) deliver stock certificates and related pledge agreements or pledge joinder agreements evidencing the pledge of one hundred percent (100%) of the Capital Stock of each direct or indirect Domestic Subsidiary of the Borrower and sixty-five percent (65%) (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary directly owned by each such Eligible Subsidiary to secure the obligations of the Guarantors under the Credit Documents, together with undated stock transfer powers executed in blank.

     (b) Foreign Subsidiaries. If any Person becomes a direct Foreign Subsidiary
         --------------------
of any Credit Party, the Borrower shall (a) notify the Administrative Agent thereof within ten days after a Responsible Officer has knowledge thereof, and
(b) within forty-five days thereafter, cause (i) delivery of supporting resolutions, incumbency certificates, corporation formation and organizational documentation and opinions of counsel as the Administrative Agent may reasonably request, and (ii) delivery of stock certificates (where required for perfection under local law) and a related pledge agreement or pledge joinder agreement evidencing the pledge of sixty-five percent (65%) (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding capital stock entitled to vote (within the meaning of Treas. Reg.
Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of such Foreign Subsidiary to secure the obligations of the Credit Parties under the Credit Documents.

7.13 Pledged Assets.
     --------------

     Each Credit Party will cause (i) all of its owned personal property located in the United States other than Excluded Property and (ii) all of its Eligible Real Property to be subject at all times to first priority, perfected and, in the case of real property (whether leased or owned), title insured Liens in favor of the Collateral Agent to secure the Guaranteed Obligations pursuant to the terms and conditions of the Collateral Documents or, with respect to any such Property acquired subsequent to the Closing Date, such other additional security documents as the Collateral Agent shall reasonably request, subject in any case to Permitted Liens. With respect to any Eligible Real Property acquired by any Credit Party subsequent to the Closing Date and required by this Section
7.13 to be pledged to the Collateral Agent, such Person will cause to be delivered to the Collateral Agent with respect to such Eligible Real Property all documents, instruments and other items of the types required to be delivered pursuant to Section 5.1(f) in form acceptable to the Collateral Agent. Without limiting the generality of the above, the Credit Parties will cause (i) one hundred percent (100%) of the issued and outstanding

Capital Stock of each Domestic Subsidiary and (ii) sixty-five percent (65%) (or such greater percentage which would not result in material adverse tax consequences) of the issued and outstanding Capital Stock entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) and one hundred percent (100%) of the issued and outstanding Capital Stock not entitled to vote (within the meaning of Treas. Reg. Section 1.956-2(c)(2)) of each Foreign Subsidiary directly owned by the Borrower or any Domestic Subsidiary of the Borrower to be subject at all times to a first priority, perfected Lien in favor of the Collateral Agent pursuant to the terms and conditions of the Collateral Documents or such other security documents as the Collateral Agent shall reasonably request.

     If, subsequent to the Closing Date, a Credit Party shall acquire any Property required to be pledged to the Collateral Agent as Collateral by this
Section 7.13 or by any of the Collateral Documents, the Credit Parties shall promptly notify the Collateral Agent of same and each Credit Party shall, and shall cause each of its Subsidiaries to, take such action (including, without limitation, the actions set forth in Sections 5.1(e) and (f)) at its own expense as requested by the Collateral Agent to ensure that the Collateral Agent has a first priority, perfected Lien to secure the Guaranteed Obligations in (i) all owned personal property of the Credit Parties located in the United States other than Excluded Property and (ii) all Eligible Real Property, subject in each case only to Permitted Liens. Each Credit Party shall, and shall cause each of its Subsidiaries to, adhere to the covenants regarding the location of personal property as set forth in this Credit Agreement and the Security Agreement.

7.14 Landlord Consents.
     -----------------

     The Credit Parties will use their best efforts to obtain landlord consents, estoppel letters or consents and waivers in respect of Collateral held on leased premises, in form and substance satisfactory to the Administrative Agent, and will promptly deliver such documents to the Collateral Agent upon receipt.

                                    SECTION 8

                               NEGATIVE COVENANTS
                               ------------------

     Each Credit Party hereby covenants and agrees that so long as this Credit Agreement is in effect or any amounts payable hereunder or under any other Credit Document shall remain outstanding or any Letter of Credit is outstanding, and until all of the Commitments hereunder shall have terminated:

8.1  Indebtedness.
     ------------

     The Credit Parties will not permit any member of the Consolidated Group to contract, create, incur, assume or permit to exist any Indebtedness, except:

          (a) Indebtedness existing or arising under this Credit Agreement or the other Credit Documents;

          (b) Indebtedness of the Borrower and its Subsidiaries existing on the Closing Date and set forth on Schedule 8.1(b), and renewals, refinancings
                                   ---------------
     and extensions thereof on terms and conditions no less favorable to such Person than such existing Indebtedness;

          (c) purchase money Indebtedness (including obligations in respect of Capital Leases or Synthetic Leases) hereafter incurred or assumed by the Borrower or any of its Subsidiaries to finance the purchase of fixed assets provided that (i) the total of all such Indebtedness for the Borrower and
     --------
     its Subsidiaries taken together shall not exceed an aggregate principal amount of $10 million at any one time outstanding; (ii) such Indebtedness when incurred shall not exceed the purchase price of the asset(s) financed; and (iii) no such Indebtedness shall be refinanced for a principal amount in excess of the principal balance outstanding thereon at the time of such refinancing;

          (d) obligations of the Borrower or any of its Subsidiaries owing under interest rate, commodities and foreign currency exchange protection agreements entered into in the ordinary course of business to manage existing or anticipated risks and not for speculative purposes;

          (e) unsecured intercompany Indebtedness owing by a member of the Consolidated Group to another member of the Consolidated Group (subject, however, to the limitations of Section 8.6 in the case of the member of the Consolidated Group extending the loan, advance or credit);

          (f) Subordinated Debt of the Borrower in connection with, and only to the extent allowed in connection with, a Permitted Acquisition;

          (g) Indebtedness arising or existing with respect to Governmental Reimbursement Program Costs;

          (h) other unsecured Funded Debt of the Borrower in an aggregate outstanding principal amount of up to $5 million at any time;

          (i) other Subordinated Debt of the Borrower and unsecured senior Funded Debt, so long as no Default or Event of Default shall exist immediately prior to or immediately after giving effect thereto on a Pro Forma Basis (and a Responsible Officer of the Borrower shall deliver a compliance certificate in connection with any such incurrence demonstrating compliance with the financial covenants on a Pro Forma Basis after giving effect thereto and affirming the absence of Defaults or Events of Default); and

          (j) Support Obligations of any Credit Party with respect to any Indebtedness of a Credit Party permitted under this Section 8.1.

8.2  Liens.
     -----

     The Credit Parties will not permit any member of the Consolidated Group to contract, create, incur, assume or permit to exist any Lien with respect to any of its Property, whether now owned or after acquired, except for Permitted Liens.

8.3  Nature of Business.
     ------------------

     The Credit Parties will not permit any member of the Consolidated Group to substantively alter the character or conduct of the business conducted by such Person as of the Closing Date.

8.4  Merger and Consolidation, Dissolution and Acquisitions.
     ------------------------------------------------------

          (a) No member of the Consolidated Group will enter into any transaction of merger or consolidation, except that:

               (i) a Credit Party may be party to a transaction of merger or consolidation with another Credit Party, provided that if the Borrower
                                                   --------
          is a party to such transaction, it shall be the surviving entity;

               (ii) a Foreign Subsidiary may be party to a transaction of merger or consolidation with a Subsidiary of the Borrower, provided that (A)
                                                              --------
          if a Domestic Subsidiary is a party thereto, it shall be the surviving entity and (B) if a Foreign Subsidiary is a party thereto and a Domestic Subsidiary is not a party thereto, the surviving entity shall be a Foreign Subsidiary;

               (iii) a Domestic Subsidiary of the Borrower may be a party to a transaction of merger or consolidation with a Person other than a member of the Consolidated Group, provided that (A) the surviving
                                            --------
          entity shall be a Domestic Subsidiary of the Borrower, (B) no Default or Event of Default shall exist immediately after giving effect thereto, and (C) the transaction shall otherwise constitute a Permitted Acquisition;

               (iv) a Subsidiary of the Borrower may enter into a transaction of merger or consolidation in connection with an Asset Disposition permitted under Section 8.5.

          (b) No member of the Consolidated Group, other than a Wholly Owned Subsidiary of the Borrower (and then only if no Material Adverse Effect could reasonably be expected to result on account thereof), may dissolve, liquidate or wind up its affairs (or, if not Wholly Owned, such dissolution shall constitute an Asset Disposition to the extent of the value of the Capital Stock not owned, directly or indirectly, by the Borrower).

          (c) No member of the Consolidated Group shall make any Acquisition, unless:

               (i) in the case of an acquisition of Capital Stock of another Person,

                    (A) if, after giving effect to the Acquisition, such Person will not be a Subsidiary, such Acquisition shall be a Permitted Investment; and

                    (B) if, after giving effect to the Acquisition, such Person will be a Subsidiary, such Acquisition shall be a Permitted Acquisition;

               (ii) in the case of an Acquisition of all or any substantial portion of the Property (other than Capital Stock) of another Person, such Acquisition shall be a Permitted Acquisition.

8.5  Asset Dispositions.
     ------------------

     The Credit Parties will not permit any member of the Consolidated Group to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction), unless (i) at least seventy-five percent (75%) the consideration paid therefor shall consist of cash and Cash Equivalents, (ii) if the subject transaction is a Sale and Leaseback Transaction, such transaction shall be permitted by Section 8.13, (iii) the aggregate net book value of all assets sold, leased or otherwise disposed of shall not exceed $3 million in the aggregate from the Closing Date, (iv) no Default or Event of Default shall exist immediately after giving effect thereto, (v) the Borrower shall have delivered to the Administrative Agent a compliance certificate signed by a Responsible Officer demonstrating compliance with the financial covenants hereunder after giving effect to the subject disposition on a Pro Forma Basis and reaffirming that the representations and warranties made hereunder are true and correct in all material respects as of such date, and (vi) the Borrower shall have given written notice to the Administrative Agent at least thirty days in advance of the prospective disposition, and the terms thereof, in sufficient detail as to the book value and consideration to be paid, terms of disposition, and net proceeds expected therefrom and intended application thereof.

     The Administrative Agent will promptly deliver to the Borrower upon request, at the Borrower's expense, such release documentation (including delivery of applicable stock certificates) as may be reasonably requested to give effect to the release of subject Property from the security interests securing the obligations hereunder in connection with Asset Dispositions permitted hereunder.

8.6  Investments.
     -----------

     The Credit Parties will not permit any member of the Consolidated Group to make or permit to exist Investments in or to any Person, except for Permitted Investments.

8.7  Restricted Payments.
     -------------------

     The Credit Parties will not make, or permit any member of the Consolidated Group to make, any Restricted Payment, unless (i) no Default or Event of Default shall exist immediately after giving effect thereto and (ii) the Borrower shall have delivered to the Administrative Agent a compliance certificate signed by a Responsible Officer demonstrating compliance with the financial covenants hereunder after giving effect to the subject Restricted Payment on a Pro Forma Basis and reaffirming that the representations and warranties made hereunder are true and correct in all material respects as of such date.

8.8  Modifications and Payments in respect of Funded Debt.
     ----------------------------------------------------

     None of the members of the Consolidated Group will:

     (a) After the issuance thereof, amend or modify (or permit the amendment or modification of) the material terms of any Funded Debt in a manner adverse in any material respect to the interests of the Lenders (including specifically shortening any maturity or average life to maturity or requiring any payment sooner than previously scheduled or increasing the interest rate or fees applicable thereto);

     (b) Amend or modify, or permit or acquiesce to the amendment or modification (including waivers) of, any material provisions of any Subordinated Debt, including any notes or instruments evidencing any Subordinated Debt and any indenture or other governing instrument relating thereto;

     (c) Make any payment in contravention of the terms of any Subordinated Debt; or

     (d) Except in connection with a refinancing or refunding permitted hereunder, make any prepayment, redemption, defeasance or acquisition for value of (including, without limitation, by way of depositing money or securities with the trustee with respect thereto before due for the purpose of paying when due), or refund, refinance or exchange of any Subordinated Debt (other than the Indebtedness under the Credit Documents and intercompany Indebtedness permitted hereunder) other than regularly scheduled payments of principal and interest on such Subordinated Debt.

8.9  Transactions with Affiliates.
     ----------------------------

     The Credit Parties will not permit any member of the Consolidated Group to enter into or permit to exist any transaction or series of transactions with any officer, director, shareholder, Subsidiary or Affiliate of such Person other than (i) advances of working capital to any Credit Party other than the Borrower, (ii) transfers of cash and assets to any Credit Party other than the Borrower, (iii) transactions permitted by Section 8.1, Section 8.4, Section 8.5,
Section 8.6, or Section 8.7, (iv) normal compensation and reimbursement of expenses of officers and directors and (v) except as otherwise specifically limited in this Credit Agreement, other transactions which are entered into in the ordinary course of such Person's business on terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arms-length transaction with a Person other than an officer, director, shareholder, Subsidiary or Affiliate.

8.10 Fiscal Year; Organizational Documents.
     -------------------------------------

     The Credit Parties will not permit any member of the Consolidated Group to change its fiscal year or amend, modify or change its articles of incorporation (or corporate charter or other similar organizational document) or bylaws (or other similar document) without the prior written consent of the Required Lenders.

8.11 Limitation on Restricted Actions; No Further Negative Pledges.
     -------------------------------------------------------------

     The Credit Parties will not permit any member of the Consolidated Group to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Person to
(i) pay dividends or make any other distributions on its Capital Stock or with respect to any other interest or participation in, or measured by, its profits,
(ii) pay the Indebtedness evidenced hereby, (iii) make loans, advances or capital contributions, (iv) sell, lease or otherwise transfer any of its properties or assets, or (v) act as a guarantor or grant a Lien on or a pledge of its assets, except for such encumbrances or restrictions existing under or by reason of (A) this Credit Agreement and the other Credit Documents, (B) pursuant to the terms of any purchase money or other Indebtedness permitted by Section 8.1(c) to the extent such limitations relate only to the property that is the subject of such financing and (C) joint venture agreements or like agreements relating to Permitted Investments.

8.12 Ownership of Subsidiaries.
     -------------------------

     Notwithstanding any other provisions of this Credit Agreement to the contrary, the Credit Parties will not permit any member of the Consolidated Group to (i) permit any Subsidiary of the Borrower to issue any shares of preferred Capital Stock or (ii) permit, create, incur, assume or suffer to exist any Lien on any Capital Stock of any Subsidiary of the Borrower, except for Permitted Liens.

8.13 Sale Leasebacks.
     ---------------

     The Credit Parties will not permit any member of the Consolidated Group to enter into any Sale and Leaseback Transaction unless such Sale and Leaseback Transaction constitutes purchase money Indebtedness permitted by Section 8.1(c).

                                    SECTION 9

                                EVENTS OF DEFAULT
                                -----------------

9.1  Events of Default.
     -----------------

     An Event of Default shall exist upon the occurrence of any of the following specified events (each an "Event of Default"):
                           ----------------

          (a) Payment. There shall occur a:
              -------

               (i) default in the payment when due of any principal of any of the Loans or of any reimbursement obligations arising from drawings under Letters of Credit, or

               (ii) default, and such default shall continue for three or more Business Days, in the payment when due of any interest on the Loans or on any reimbursement obligations arising from drawings under Letters of Credit, or of any Fees or other amounts owing hereunder, under any of the other Credit Documents or in connection herewith or therewith; or

          (b) Representations. Any representation, warranty or statement made or
              ---------------
     deemed to be made by any Credit Party herein, in any of the other Credit Documents, or in any statement or certificate delivered or required to be delivered pursuant hereto or thereto shall prove untrue in any material respect on the date as of which it was deemed to have been made; or

          (c) Covenants. There shall occur a:
              ---------

               (i) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.2, 7.9, 7.11, 7.12, 7.13 or 8.1 through 8.13, inclusive;

               (ii) default in the due performance or observance of any term, covenant or agreement contained in Sections 7.1(a), (b), (c), (d) or
          (h)(i) and such default shall continue unremedied for a period of at least five days after the earlier of a Responsible Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

               (iii) default in the due performance or observance by it of any term, covenant or agreement (other than those referred to in subsections (a), (b), (c)(i) or (c)(ii) of this Section 9.1) contained in this Credit Agreement or any other Credit Document and such default shall continue unremedied for a period of at least thirty days after the earlier of a Responsible Officer of a Credit Party becoming aware of such default or notice thereof by the Administrative Agent; or

          (d) Other Credit Documents. (i) Any Credit Party shall default in the
              ----------------------
     due performance or observance of any term, covenant or agreement in any of the other Credit Documents (subject to applicable grace or cure periods, if any) or (ii) except as a result of or in connection with a dissolution, merger or disposition of a Subsidiary permitted under Section 8.4 or
     Section 8.5, any Credit Document shall fail to be in full force and effect or to give the Administrative Agent and/or the Lenders the Liens, rights, powers and privileges purported to be created thereby, or any Credit Party shall so state in writing; or

          (e) Guaranties. Except as the result of or in connection with a
              ----------
     dissolution, merger or disposition of a Subsidiary permitted under Section
     8.4 or Section 8.5, the guaranty given by any Guarantor (including any Person that becomes a Guarantor after the Closing Date in accordance with
     Section 7.12) or any provision thereof shall cease to be in full force and effect, or any Guarantor (including any Person that becomes a Guarantor after the Closing Date in accordance with Section 7.12) or any Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under such guaranty, or any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any guaranty; or

          (f) Bankruptcy, etc. Any Bankruptcy Event shall occur with respect to
              ---------------
     any member of the Consolidated Group that, individually or in the aggregate for all such members, (i) constitutes more than five percent (5%) of consolidated assets for the Consolidated Group as of the end of the immediately preceding fiscal quarter or (ii) generates more than five percent (5%) of consolidated revenues for the Consolidated Group for the period of four consecutive fiscal quarters ending as of the end of the immediately preceding fiscal quarter; or

          (g) Defaults under Other Agreements. With respect to any Indebtedness
              -------------------------------
     (other than Indebtedness outstanding under this Credit Agreement) in excess of $5 million in the aggregate for the members of the Consolidated Group taken as a whole, (i) any member of the Consolidated Group shall (A) default in any payment (beyond the applicable grace period with respect thereto, if any) with respect to any such Indebtedness, or (B) the occurrence and continuance of a default in the observance or performance relating to such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event or condition shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit, the holder or holders of such Indebtedness (or trustee or agent on behalf of such holders) to cause (determined without regard to whether any notice or lapse of time is required), any such Indebtedness to become due prior to its stated maturity; or (ii) any such Indebtedness shall be declared due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof; or

          (h) Judgments. One or more judgments, settlements or decrees involving
              ---------
     a liability of (i) $3 million or more individually or (ii) $5 million or more in the aggregate in any fiscal year (in each case to the extent not paid or fully covered by insurance provided by a carrier who has acknowledged coverage and has the ability to perform) that have not been vacated, discharged or stayed or bonded pending appeal within thirty days from the entry thereof, shall be entered against or agreed to by one or more of the members of the Consolidated Group; or

          (i) ERISA. Any of the following events or conditions, if such event or
              -----
     condition could involve possible taxes, penalties, and other liabilities in an aggregate amount in excess of $5 million: (i) any "accumulated funding deficiency," as such term is defined in Section 302 of ERISA and Section 412 of the Internal Revenue Code, whether or not waived, shall exist with respect to any Plan, or any lien shall arise on the assets of any member of the Consolidated Group or any ERISA Affiliate in favor of the PBGC or a Plan; (ii) an ERISA Event shall occur with respect to a Single Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA; (iii) an ERISA Event shall occur with respect to a Multiemployer Plan or Multiple Employer Plan, which is, in the reasonable opinion of the Administrative Agent, likely to result in (A) the termination of such Plan for purposes of Title IV of ERISA, or (B) any member of the Consolidated Group or any ERISA Affiliate incurring any liability in connection with a withdrawal from, reorganization of (within the meaning of Section 4241 of ERISA), or insolvency (within the meaning of Section 4245 of ERISA) of such Plan; or (iv) any prohibited transaction (within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code) or breach of fiduciary responsibility shall occur which may subject any member of the Consolidated Group or any ERISA Affiliate to any liability under Sections 406, 409, 502(i), or 502(l) of ERISA or Section 4975 of the Internal Revenue Code, or under any agreement or other instrument pursuant to which any member of the Consolidated Group or any ERISA Affiliate has agreed or is required to indemnify any person against any such liability; or

          (j) Ownership. There shall occur a Change of Control.
              ---------

9.2  Acceleration; Remedies.
     ----------------------

     Upon the occurrence of an Event of Default, and at any time thereafter unless and until such Event of Default has been waived by, or cured to the satisfaction of, the requisite Lenders (pursuant to the voting requirements of Section 11.6), the Administrative Agent shall, upon the request and direction of the Required Lenders, by written notice to the Credit Parties take any of the following actions:

          (a) Termination of Commitments. Declare the Commitments terminated,
              --------------------------
     whereupon the Commitments shall be immediately terminated.

          (b) Acceleration. Declare the unpaid principal of and any accrued
              ------------
     interest in respect of all Loans, any reimbursement obligations arising from drawings under Letters of Credit and any and all other indebtedness or obligations of any and every kind owing by the Credit Parties to the Administrative Agent and/or any of the Lenders hereunder to be due whereupon the same shall be immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Credit Parties.

          (c) Cash Collateral. Direct the Credit Parties to pay (and the Credit
              ---------------
     Parties agree that upon receipt of such notice, or upon the occurrence of an Event of Default under Section 9.1(f), they will immediately pay) to the Administrative Agent additional cash, to be held by the Administrative Agent, for the benefit of the Lenders, in a cash collateral account as additional security for the LOC Obligations in respect of subsequent drawings under all then-outstanding Letters of Credit in an amount equal to the maximum aggregate amount that may be drawn under all then-outstanding Letters of Credits.

          (d) Enforcement of Rights. Enforce any and all rights and interests
              ---------------------
     created and existing under the Credit Documents including, without limitation, all rights and remedies existing under the Collateral Documents, all rights and remedies against a Guarantor and all rights of set-off.

     Notwithstanding the foregoing, if an Event of Default specified in Section 9.1(f) shall occur with respect to the Borrower, then the Commitments shall automatically terminate and all Loans, all reimbursement obligations arising from drawings under Letters of Credit, all accrued interest in respect thereof, all accrued and unpaid Fees and other indebtedness or obligations owing to the Administrative Agent and/or any of the Lenders hereunder automatically shall immediately become due and payable without the giving of any notice or other action by the Administrative Agent or the Lenders.

                                   SECTION 10

                       ADMINISTRATIVE AND COLLATERAL AGENT
                       -----------------------------------

10.1 Appointment and Authorization.
     -----------------------------

     (a) Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes each of the Administrative Agent and the Collateral Agent to take such action on its behalf under the provisions of this Credit Agreement and each other Credit Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Credit Agreement or any other Credit Document, together with such powers as are reasonably incidental thereto. Each Lender further authorizes and directs each of the Administrative Agent and the Collateral Agent to execute and deliver releases (or similar agreements) to give effect to the provisions of this Credit Agreement and the other Credit Documents, including specifically, without limitation, the provisions of Section 8.1 and Section 8.5. Notwithstanding any provision to the contrary contained elsewhere herein or in any other Credit Document, neither the Administrative Agent nor the Collateral Agent shall have any duties or responsibilities, except those expressly set forth herein, and neither shall have or be deemed to have any fiduciary relationship with any Lender or participant, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Credit Agreement or any other Credit Document or otherwise exist against either the Administrative Agent or the Collateral Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" herein and in the other Credit Documents with reference to the Administrative Agent or the Collateral Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

     (b) The Issuing Lender shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith until such time (and except for so long) as the Administrative Agent may agree at the request of the Required Lenders to act for the Issuing Lender with respect thereto; provided, however, that the Issuing Lender shall have all of the
         --------
benefits and immunities (i) provided to the Administrative Agent in this Section 10 with respect to any acts taken or omissions suffered by the Issuing Lender in connection with Letters of Credit issued by it or proposed to be issued by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent" as used in this
Section 10 included the Issuing Lender with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the Issuing Lender.

10.2 Delegation of Duties.
     --------------------

     Each of the Administrative Agent and the Collateral Agent may execute any of its duties under this Credit Agreement or any other Credit Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel and other consultants or experts concerning all matters pertaining to such duties. Neither the Administrative Agent nor the Collateral Agent shall be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence or willful misconduct.

10.3 Liability.
     ---------

     No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any Agent-Related Person under or in connection with this Credit Agreement or any other Credit Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct in connection with its duties expressly set forth herein), or (b) be responsible in any manner to any Lender or participant for any recital, statement, representation or warranty made by any Credit Party or any officer thereof, contained herein or in any other Credit Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or the Collateral Agent under or in connection with, this Credit Agreement or any other Credit Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Credit Agreement or any other Credit Document, or for any failure of any Credit Party or any other party to any Credit Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or participant to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Credit Agreement or any other Credit Document, or to inspect the properties, books or records of any Credit Party or any Affiliate thereof.

10.4 Reliance.
     --------

     (a) Each of the Administrative Agent and the Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to any Credit Party), independent accountants and other experts selected by the Administrative Agent or the Collateral Agent. Each of the Administrative Agent and the Collateral Agent shall be fully justified in failing or refusing to take any action under any Credit Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. Each of the Administrative Agent and the Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement or any other Credit Document in accordance with a request or consent of the Required Lenders or all the Lenders, if required hereunder, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and participants. Where this Credit Agreement expressly permits or prohibits an action unless the Required Lenders otherwise determine, the Administrative Agent or the Collateral Agent, as appropriate, shall, and in all other instances, the Administrative Agent or the Collateral Agent, as appropriate, may, but shall not be required to, initiate any solicitation for the consent or a vote of the Lenders.

     (b) For purposes of determining compliance with the conditions specified in
Section 5.1, each Lender that has signed this Credit Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent or the Collateral Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

10.5 Notice of Default.
     -----------------

     Neither the Administrative Agent nor the Collateral Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent or the Collateral Agent, as appropriate, for the account of the Lenders, unless such agent shall have received written notice from a Lender or the Borrower referring to this Credit Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." Such agent will notify the Lenders of its receipt of any such notice. Each of the Administrative Agent and the Collateral Agent shall take such action with respect to such Default or Event of Default as may be directed by the Required Lenders in accordance with Section 9; provided,
                                                                      --------
however, that unless and until the Administrative Agent and the Collateral Agent have received any such direction, each of the Administrative Agent and the Collateral Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

10.6 Credit Decision; Disclosure of Information.
     ------------------------------------------

     Each Lender acknowledges that no Agent-Related Person has made any representation or warranty to it, and that no act by the Administrative Agent or the Collateral Agent hereinafter taken, including any consent to and acceptance of any assignment or review of the affairs of any Credit Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender as to any matter, including whether Agent-Related Persons have disclosed material information in their possession. Each Lender represents to the Administrative Agent and the Collateral Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Credit Parties and their respective Subsidiaries, and all applicable bank or other regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Credit Agreement and to extend credit to the Borrower and the other Credit Parties hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Credit Agreement and the other Credit Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and the other Credit Parties. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent or the Collateral Agent under the Credit Documents, neither the Administrative Agent nor the Collateral Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Credit Parties or any of their respective Affiliates which may come into the possession of any Agent-Related Person.

10.7 Indemnification.
     ---------------

     Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent not reimbursed by or on behalf of any Credit Party and without limiting the obligation of any Credit Party to do so), pro rata, and hold harmless each Agent-Related Person from and against any and all Indemnified Liabilities incurred by it; provided, however, that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Person's gross negligence or willful misconduct; provided, however, that no action taken in accordance with the directions of the Required Lenders shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limitation of the foregoing, each Lender shall reimburse each of the Administrative Agent and the Collateral Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including reasonable attorneys' fees and expenses and the allocated cost of internal counsel) incurred by it in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Credit Agreement, any other Credit Document, or any document contemplated by or referred to herein, to the extent that the Administrative Agent or the Collateral Agent, as appropriate, is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive termination of the Commitments, the payment of all Obligations hereunder and the resignation or replacement of either or both of the Administrative Agent and the Collateral Agent.

10.8 Individual Capacity.
     -------------------

     Bank of America and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with each of the Credit Parties and their respective Affiliates as though Bank of America were not the Administrative Agent, the Collateral Agent or the Issuing Lender hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Bank of America or its Affiliates may receive information regarding any Credit Party or its Affiliates (including information that may be subject to confidentiality obligations in favor of such Credit Party or such Affiliate) and acknowledge that each of the Administrative Agent, the Collateral Agent and the Issuing Lender shall be under no obligation to provide such information to them. With respect to its Loans, Bank of America shall have the same rights and powers under this Credit Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent, the Collateral Agent or the Issuing Lender, and the terms "Lender" and "Lenders" include Bank of America in its individual capacity.

10.9 Successor.
     ---------

     Either or both of the Administrative Agent and the Collateral Agent may resign upon thirty days notice to the Lenders. If either the Administrative Agent or the Collateral Agent resigns, the Required Lenders shall appoint from among the Lenders a successor administrative agent or collateral agent, as appropriate, for the Lenders, which successor administrative agent or collateral agent shall be consented to by the Borrower at all times other than during the existence of an Event of Default (which consent of the Borrower shall not be unreasonably withheld or delayed). If no successor administrative agent or collateral agent is appointed prior to the effective date of the resignation of the Administrative Agent or the Collateral Agent, such resigning agent may appoint, after consulting with the Lenders and the Borrower, a successor administrative agent or collateral agent, as appropriate, from among the Lenders. Upon the acceptance of its appointment as successor administrative agent or collateral agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the resigning Administrative Agent or Collateral Agent, as appropriate, and thereafter the term "Administrative Agent" or "Collateral Agent", as appropriate, shall mean such successor administrative agent or collateral agent, as appropriate, and the resigning agent's appointment, powers and duties as Administrative Agent or Collateral Agent shall be terminated. After any such resignation hereunder, the provisions of this
Section 10 and Sections 11.4 and 11.9 shall inure to the benefit of such resigning agent as to any actions taken or omitted to be taken by it while it was Administrative Agent or Collateral Agent hereunder. If no successor has accepted appointment as administrative agent or collateral agent, as appropriate, by the date thirty days following such resigning agent's notice of resignation, the resigning agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Administrative Agent or the Collateral Agent, as appropriate, under the Credit Documents until such time, if any, as the Required Lenders appoint a successor agent as provided above.

10.10 Other Agents; Lead Managers.
      ---------------------------

     None of the Lenders identified on the facing page or signature pages of this Credit Agreement as a "syndication agent", "documentation agent", "co-agent" or "lead manager" shall have any right, power, obligation, liability, responsibility or duty under this Credit Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Credit Agreement or in taking or not taking action hereunder.

                                   SECTION 11

                                  MISCELLANEOUS
                                  -------------

11.1 Notices.
     -------

     Except as otherwise expressly provided herein, all notices and other communications shall have been duly given and shall be effective (a) when delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below, (c) the Business Day following the day on which the same has been delivered prepaid to a reputable national overnight air courier service, or (d) the third Business Day following the day on which the same is sent by certified or registered mail, postage prepaid, in each case to the respective parties at the address, in the case of the Credit Parties and the Administrative Agent, set forth below, and, in the case of the Lenders, set forth on Schedule 11.1, or at such other address as such party may specify by
         -------------
written notice to the other parties hereto:

     if to any Credit Party:

                  AmeriPath, Inc.
                  7289 Garden Road, Suite 200
                  Riviera Beach, Florida  33404-7289
                  Attn:    Gregory A. Marsh
                  Telephone: (561) 712-6211
                  Telecopy:  (561) 845-0129

     if to the Administrative Agent:

                  Bank of America, N.A., as Administrative Agent
                  231 S. LaSalle Street
                  Chicago, Illinois  60604
                  Attn:    Paul L. Folino
                           Agency Services
                  Telephone: (312) 828-1846
                  Telecopy:  (312) 828-1974

     with a copy to:

                  Bank of America, N.A., as Administrative Agent
                  One Financial Plaza, 13/th/ Floor
                  Fort Lauderdale, Florida  33301
                  Attn:    Alexander L. Rody
                           Financial Strategies Group
                  Telephone: (954) 765-2579
                  Telecopy:  (954) 765-2123

11.2 Right of Set-Off; Adjustments.
     -----------------------------

     Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its Affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its Affiliates) to or for the credit or the account of any Credit Party against any and all of the obligations of such Person now or hereafter existing under this Credit Agreement, under the Notes, under any other Credit Document or otherwise, irrespective of whether such Lender shall have made any demand under hereunder or thereunder and although such obligations may be unmatured. Each Lender agrees promptly to notify any affected Credit Party after any such set-off and application made by such Lender; provided, however, that the failure
                                             --------
to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section 11.2 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

11.3 Successors and Assigns.
     ----------------------

     (a) The provisions of this Credit Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Credit Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Credit Agreement.

     (b) Any Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Credit Agreement (including all or a portion of its Commitment and the Loans (including for purposes of this subsection (b), participations in LOC Obligations and in Swingline Loans) at the time owing to it); provided that (i) except in the case of an assignment of the
                   --------
entire remaining amount of the assigning Lender's Commitment and the Loans at the time owing to it or in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund with respect to a Lender, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) subject to each such assignment, determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent, shall not be less than $5 million unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed), (ii) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Credit Agreement with respect to the Loans or the Commitment assigned, except that this clause (ii) shall not apply to rights in respect of outstanding Swingline Loans, and (iii) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance substantially in the form of Schedule 11.3(b) hereto, together with a processing and
               ----------------
recordation fee of $3,500. Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Acceptance, the Eligible Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Credit Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Credit Agreement (and, in the case of an Assignment and Acceptance covering all of the assigning Lender's rights and obligations under this Credit Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 11.5 and 11.9). Upon request, the Borrower (at its expense) shall execute and deliver new or replacement Notes to the assigning Lender and the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Credit Agreement that does not comply with this subsection shall be treated for purposes of this Credit Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

     (c) The Administrative Agent, acting solely for this purpose as an agent of the Borrower, shall maintain at its office in Charlotte, North Carolina a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of the Loans and LOC Obligations owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in
                                                     --------
the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Credit Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

     (d) Any Lender may, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and/or
             -----------
obligations under this Credit Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender's participations in LOC Obligations and/or Swingline Loans) owing to it); provided that (i) such
                                                  --------
Lender's obligations under this Credit Agreement
shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Credit Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Credit Agreement and to approve any amendment, modification or waiver of any provision of this Credit Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification that would (i) postpone any date upon which any payment of money is scheduled to be paid to such Participant, (ii) reduce the principal, interest, fees or other amounts payable to such Participant or (iii) release all or substantially all of the Guarantors from their obligations under the Credit Documents. Subject to subsection (e) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.6, 3.9, 3.11 and 3.12 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of
Section 11.2 as though it were a Lender, provided such Participant agrees to be
                                         --------
subject to Section 3.14 as though it were a Lender.

     (e) A Participant shall not be entitled to receive any greater payment under Section 3.6, 3.9 or 3.11 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent. A Participant that would be a foreign Lender if it were a Lender shall not be entitled to the benefits of Section 3.11 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 3.11(d) as though it were a Lender.

     (f) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Credit Agreement (including under its Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no
                                                            --------
such pledge or assignment shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     (g) If the consent of the Borrower to an assignment or to an Eligible Assignee is required hereunder (including a consent to an assignment which does not meet the minimum assignment threshold specified in clause (i) of the proviso to the first sentence of Section 11.3(b), the Borrower shall be deemed to have given its consent five Business Days after the date notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth Business Day.

     (h) Notwithstanding anything to the contrary contained herein, if at any time Bank of America assigns all of its Commitment and Loans pursuant to subsection (b) above, Bank of America may, (i) upon thirty days notice to the Borrower and the Lenders, resign as Issuing Lender and/or (ii) upon five Business Days notice to the Borrower, resign as Swingline Lender. In the event of any such resignation as Issuing Lender or as Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor Issuing Lender or Swingline Lender hereunder; provided, however, that no failure by the
                               --------
Borrower to appoint any such successor shall affect the resignation of Bank of America as Issuing Lender or as Swingline Lender, as the case may be. Bank of America shall retain all the rights and obligations of the Issuing Lender hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as Issuing Lender and all LOC Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund participations in Letters of Credit pursuant to Section 2.6(b)). If Bank of America resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund participations in outstanding Swingline Loans pursuant to Section 2.7.

11.4 No Waiver; Remedies Cumulative.
     ------------------------------

     No failure or delay on the part of the Administrative Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between the Administrative Agent or any Lender and any of the Credit Parties shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies which the Administrative Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle the Credit Parties to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Administrative Agent or the Lenders to any other or further action in any circumstances without notice or demand.

11.5 Expenses; Indemnification.
     -------------------------

     (a) The Borrower agrees to pay on demand all reasonable costs and expenses of the Administrative Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Credit Agreement, the other Credit Documents, and the other documents to be delivered hereunder, including, without limitation, reasonable attorneys' fees and expenses with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities under the Credit Documents. The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Credit Documents and the other documents to be delivered thereunder. The Borrower further agrees to permit the Administrative Agent to perform inventory and accounts receivable field audits at the Borrower's expense following the occurrence and during the continuance of an Event of Default.

     (b) Whether or not the transactions contemplated hereby are consummated, the Borrower agrees to indemnify, save and hold harmless each Agent-Related Person, each Lender and their respective Affiliates, directors, officers, employees, counsel, agents and attorneys-in-fact (collectively the "Indemnitees") from and against: (a) any and all claims, demands, actions or
 -----------
causes of action that are asserted against any Indemnitee by any Person (other than the Administrative Agent or any Lender) relating directly or indirectly to a claim, demand, action or cause of action that such Person asserts or may assert against any Credit Party, any Affiliate of any Credit Party or any of their respective officers or directors; (b) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Obligations and the resignation or removal of the Administrative Agent or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or relating to, the Credit Documents, any predecessor Credit Documents, the Commitments, the use or contemplated use of the proceeds of any Extension of Credit, or the relationship of any Credit Party, the Administrative Agent and the Lenders under this Credit Agreement or any other Credit Document; (c) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in subsection (a) or (b) above; and (d) any and all liabilities (including liabilities under indemnities), losses, consequential damages, costs or expenses (including reasonable fees and costs of counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action, cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action, cause of action or proceeding, in all cases, whether or not arising out of the negligence of an Indemnitee, and whether or not an Indemnitee is a party to such claim, demand, action, cause of action or proceeding (all the foregoing, collectively, the "Indemnified Liabilities"); provided that no Indemnitee shall be entitled to indemnification for any claim caused by its own gross negligence or willful misconduct or for any loss asserted against it by another Indemnitee. The agreements in this Section shall survive the termination of the Commitments and repayment of all the other Obligations.

     (c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 11.5 shall survive the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder.

11.6 Amendments, Waivers and Consents.
     --------------------------------

     Neither this Credit Agreement nor any other Credit Document nor any of the terms hereof or thereof may be amended, changed, waived, discharged or terminated unless such amendment, change, waiver, discharge or termination is in writing entered into by, or approved in writing by, the Required Lenders and the Borrower, provided, however, that:
          --------

          (a) without the consent of each Lender affected thereby, neither this Credit Agreement nor any other Credit Document may be amended to:

               (i) extend the Termination Date or the final maturity of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (ii) reduce the rate or extend the time of payment of interest (other than as a result of waiving the applicability of any post-default increase in interest rates) thereon or Fees hereunder,

               (iii) reduce or waive the principal amount of any Loan or of any reimbursement obligation, or any portion thereof, arising from drawings under Letters of Credit,

               (iv) increase the Commitment of a Lender over the amount thereof in effect (it being understood and agreed that a waiver of any Default or Event of Default or mandatory reduction in the Commitments shall not constitute a change in the terms of any Commitment of any Lender),

               (v) except as the result of or in connection with a dissolution, merger or disposition of a member of the Consolidated Group permitted under Section 8.4, release the Borrower or all or substantially all of the Guarantors from its or their obligations under the Credit Documents,

               (vi) except as the result of or in connection with an Asset Disposition permitted under Section 8.5, release all or substantially all of the Collateral,

               (vii) amend, modify or waive any provision of this Section 11.6 or Section 3.6, 3.7, 3.8, 3.9, 3.10, 3.11, 3.12, 3.13, 3.14, 3.15,
          9.1(a), 11.2, 11.3, 11.5 or 11.9,

               (viii) reduce any percentage specified in, or otherwise modify, the definition of Required Lenders, or

               (ix) consent to the assignment or transfer by the Borrower or all or substantially all of the other Credit Parties of any of its or their rights and obligations under (or in respect of) the Credit Documents except as permitted thereby;

          (b) without the consent of the Administrative Agent and the Collateral Agent, no provision of Section 10 may be amended;

          (c) without the consent of the Issuing Lender, no provision of Section 2.1(b), 2.2(a)(ii) and 2.6 may be amended; and

          (d) without the consent of the Swingline Lender, no provision of
     Section 2.1(c), 2.2(a)(iii) and 2.7 may be amended.

          Notwithstanding the fact that the consent of all the Lenders is required in certain circumstances as set forth above, (x) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code supersedes the unanimous consent provisions set forth herein and (y) the Required Lenders may consent to allow a Credit Party to use cash collateral in the context of a bankruptcy or insolvency proceeding.

11.7 Counterparts.
     ------------

     This Credit Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Credit Agreement to produce or account for more than one such counterpart for each of the parties hereto. Delivery by facsimile by any of the parties hereto of an executed counterpart of this Credit Agreement shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered.

11.8 Headings.
     --------

     The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Credit Agreement.

11.9 Survival.
     --------

     All indemnities set forth herein, including, without limitation, in Section 2.6(h), 3.11, 3.12, 10.7 or 11.5 shall survive the execution and delivery of this Credit Agreement, the making of the Loans, the issuance of the Letters of Credit, the repayment of the Loans, LOC Obligations and other obligations under the Credit Documents and the termination of the Commitments hereunder, and all representations and warranties made by the Credit Parties herein shall survive delivery of the Notes and the making of the Loans hereunder.

11.10 Governing Law; Submission to Jurisdiction; Venue.
      ------------------------------------------------

     (a) THIS CREDIT AGREEMENT AND, UNLESS OTHERWISE EXPRESSLY PROVIDED THEREIN, THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH CAROLINA. Any legal action or proceeding with respect to this Credit Agreement or any other Credit Document may be brought in the state or federal courts located in Charlotte, North Carolina, and, by execution and delivery of this Credit Agreement, each of the Credit Parties hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the nonexclusive jurisdiction of such courts. Each of the Credit Parties further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to it at the address set out for notices pursuant to Section 11.1, such service to become effective three days after such mailing. Nothing herein shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or to otherwise proceed against any Credit Party in any other jurisdiction.

     (b) Each of the Credit Parties hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Credit Agreement or any other Credit Document brought in the courts referred to in subsection (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.

     (c) EACH PARTY TO THIS CREDIT AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY CREDIT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY CREDIT DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS CREDIT AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

11.11 Severability.
      ------------

     If any provision of any of the Credit Documents is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

11.12 Entirety.
      --------

     This Credit Agreement together with the other Credit Documents represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Credit Documents or the transactions contemplated herein and therein.

11.13 Binding Effect; Termination.
      ---------------------------

     (a) This Credit Agreement shall become effective at such time on or after the Closing Date when it shall have been executed by each Credit Party and the Administrative Agent, and the Administrative Agent shall have received copies hereof (telecopied or otherwise) which, when taken together, bear the signatures of each Lender, and thereafter this Credit Agreement shall be binding upon and inure to the benefit of each Credit Party, the Administrative Agent and each Lender and their respective successors and assigns.

     (b) The term of this Credit Agreement shall be until no Loans, LOC Obligations or any other amounts payable hereunder or under any of the other Credit Documents shall remain outstanding, no Letters of Credit shall be outstanding, all of the Guaranteed Obligations have been irrevocably satisfied in full and all of the Commitments hereunder shall have expired or been terminated.

11.14 Confidentiality.
      ---------------

     Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential); (b) to the extent requested by any regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Credit Agreement; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Credit Agreement or the enforcement of rights hereunder; (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights or obligations under this Credit Agreement or (ii) any direct or indirect contractual counterparty or prospective counterparty (or such contractual counterparty's or prospective counterparty's professional advisor) to any credit derivative transaction relating to obligations of the Borrower;
(g) with the consent of the Borrower; (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or
(ii) becomes available to the Administrative Agent or any Lender on a nonconfidential basis from a source other than the Borrower; or (i) to the National Association of Insurance Commissioners or any other similar organization or any nationally recognized rating agency that requires access to information about a Lender's or its Affiliates' investment portfolio in connection with ratings issued with respect to such Lender or its Affiliates. For the purposes of this Section, "Information" means all information received
                                   -----------
from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower; provided that, in the
                                                           --------
case of information received from the Borrower after the date hereof, such information is clearly identified in writing at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

11.15 Source of Funds.
      ---------------

     Each of the Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such Lender in connection with the financing hereunder:

          (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

          (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed ten percent (10%) of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

          (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or

          (d) such funds constitute assets of one or more specific benefit plans that such Lender has identified in writing to the Borrower.

As used in this Section 11.15, the terms "employee benefit plan" and "separate account" shall have the respective meanings provided in Section 3 of ERISA.

11.16 Conflict.
      --------

     To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of any Credit Document, on the other hand, this Credit Agreement shall control.

                           [signature pages to follow]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                          AMERIPATH, INC.,
--------                           a Delaware corporation


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


GUARANTORS:                        [ELIGIBLE SUBSIDIARIES OF THE BORROWER]
----------


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:
                                          of each of the foregoing

ADMINISTRATIVE AGENT:              BANK OF AMERICA, N.A.,
--------------------               in its capacity as Administrative Agent


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


LENDERS:                           BANK OF AMERICA, N.A.,
-------                            individually in its capacity as a Lender


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   FIRST UNION NATIONAL BANK


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   CITICORP USA, INC.


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:


                                   CREDIT SUISSE FIRST BOSTON


                                   By:
                                      -----------------------------------------
                                   Name:
                                   Title:

                                 Schedule 2.1(a)
                                 ---------------

                             LENDERS AND COMMITMENTS

                              Revolving Commitments
                              ---------------------

                                 Revolving       Revolving            LOC
                                 Commitment      Committed         Committed
        Lender                   Percentage        Amount            Amount
        ------                   ----------     ------------     -------------
Bank of America, N.A.            28.571429%     $ 40,000,000     $3,428,571.48
First Union National Bank        28.571429%     $ 40,000,000     $3,428,571.48
CitiCorp USA, Inc.               28.571429%     $ 40,000,000     $3,428,571.48
Credit Suisse First Boston       14.285713%     $ 20,000,000     $1,714,285.56
                                 ---------      ------------     -------------
Total                               100.00%     $140,000,000     $  12,000,000

                                 Schedule 2.1(d)
                                 --------------

                        Form of Lender Joinder Agreement

     THIS LENDER JOINDER AGREEMENT (this "Agreement") dated as of           ,
                                          ---------               ----------
200   to the Credit Agreement referenced below is by and among [NEW LENDER] (the
   --
"New Lender"), AMERIPATH, INC., a Delaware corporation (the "Borrower"), certain
 ----------                                                  --------
Subsidiaries and Affiliates of the Borrower, as Guarantors, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for
                                                      --------------------
the Lenders. All of the defined terms of the Credit Agreement are incorporated herein by reference.

                               W I T N E S S E T H

     WHEREAS, pursuant to that Credit Agreement dated as of November 30, 2001 (as amended and modified from time to time, the "Credit Agreement") among the
                                                 ----------------
Borrower, the Guarantors, the Lenders and the Administrative Agent, the Lenders
have agreed to provide the Borrower with a $   million revolving credit
                                            --
facility;

     WHEREAS, pursuant to Section 2.1(d) of the Credit Agreement, the Borrower has requested that the New Lender provide an additional Revolving Commitment under the Credit Agreement; and

     WHEREAS, the New Lender has agreed to provide the additional Revolving Commitment on the terms and conditions set forth herein and to become a "Lender" under the Credit Agreement in connection therewith;

     NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The New Lender hereby agrees to provide Commitments to the Borrower in the amounts set forth on Schedule 2.1(a) to the Credit Agreement as attached
                         ---------------
hereto. The Revolving Commitment Percentage of the New Lender shall be as set forth on Schedule 2.1(a).
         ---------------

     2. The New Lender shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in all Letters of Credit issued or existing under the Credit Agreement (including Existing Letters of Credit) and the obligations arising thereunder in an amount equal to its pro rata share of the obligations under such Letters of Credit (based on the Revolving Commitment Percentages of the Lenders as set forth on Schedule 2.1(a) as attached hereto),
                                           ---------------
and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit.

     3. The New Lender (a) represents and warrants that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) that makes or acquires loans in the ordinary course of business and that it will make or acquire Loans for its own account in the ordinary course of business, (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that, as of the date hereof, the New Lender shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Lender" for all purposes of the Credit Agreement and the other Credit Documents, (iii) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a "Lender" under the Credit Agreement and (iv) shall have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

     4. Each of the Borrower and the Guarantors agrees that, as of the date hereof, the New Lender shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Lender" for all purposes of the Credit Agreement and the other Credit Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

     5. The address of the New Lender for purposes of all notices and other
communications is                   ,                           , Attention of
                  ------------------  --------------------------
               (Facsimile No.                ).
--------------                ---------------

     6. This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

     7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

NEW LENDER:                [NEW LENDER],
----------
                           as New Lender


                           By:
                              -----------------------------------------
                           Name:
                           Title:


BORROWER:                  AMERIPATH, INC., a Delaware corporation
--------


                           By:
                              -----------------------------------------
                           Name:
                           Title:


GUARANTORS:                AMERIPATH ALABAMA, INC.,
----------
                           a


                           By:
                              -----------------------------------------
                           Name:
                           Title:
                                    of each of the foregoing


Accepted and Agreed:
-------------------

BANK OF AMERICA, N.A.,
as Administrative Agent


By:
   -----------------------------------------
Name:
Title:

                               Schedule 2.2(a)(i)
                               ------------------

                           FORM OF NOTICE OF BORROWING

Bank of America, N.A., as Administrative Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attn:    Agency Services

     Re: Credit Agreement dated as of November 30, 2001 (as amended, modified, supplemented, increased and extended from time to time, the "Credit
                                                                       ------
          Agreement") among AmeriPath, Inc., a Delaware corporation (the
          ---------
          "Borrower"), certain Subsidiaries and Affiliates of the Borrower, as
           --------
          guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

     The Borrower hereby gives notice pursuant to Section 2.2 of the Credit Agreement that it requests a [Revolving Loan] [Swingline Loan] advance under the Credit Agreement and in connection therewith sets forth below the terms on which such advance is requested to be made:

(A)  Date of Borrowing (which is a Business Day)
                                                         -----------------------

(B)  Principal Amount of Borrowing
                                                         -----------------------

(C)  Interest rate basis
                                                         -----------------------

(D)  Interest Period and the  last day thereof
                                                         -----------------------

     In accordance with the requirements of Section 5.2, the Borrower hereby represents and warrants that each of the conditions specified in Section 5.2 of the Credit Agreement have been satisfied as of the date hereof.

                                                 AMERIPATH, INC.,
                                                 a Delaware corporation


                                                 By:
                                                    ----------------------------
                                                 Name:
                                                 Title:

                               Schedule 2.2(a)(ii)
                               -------------------

                  FORM OF NOTICE OF REQUEST OF LETTER OF CREDIT

Bank of America, N.A., as Administrative Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attn:    Agency Services

     Re: Credit Agreement dated as of November 30, 2001 (as amended, modified, supplemented, increased and extended from time to time, the "Credit
                                                                       ------
          Agreement") among AmeriPath, Inc., a Delaware corporation (the
          ---------
          "Borrower"), certain Subsidiaries and Affiliates of the Borrower, as
           --------
          guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

     The Borrower hereby gives notice pursuant to Section 2.2 of the Credit Agreement that it requests a the issuance of a Letter of Credit under the Credit Agreement as follows:

(1)  Account Party:

(2)  For use by:

(3)  Beneficiary:

(4)  Face Amount of Letter of Credit:

(5)  Date of Issuance:

Delivery of Letter of Credit should be made as follows:

     In accordance with the requirements of Section 5.2, the Borrower hereby represents and warrants that each of the conditions specified in Section 5.2 of the Credit Agreement have been satisfied as of the date hereof.

                                                    Very truly yours,

                                                    AMERIPATH, INC.,
                                                    a Delaware corporation


                                                    By:
                                                       -------------------------
                                                    Name:
                                                    Title:

                                  Schedule 2.5
                                  ------------

                                  FORM OF NOTE

                                                               November 30, 2001

     FOR VALUE RECEIVED, undersigned Borrower hereby promises to pay to the
order of                       , its successors and assigns (the "Lender"), on
         ----------------------                                   ------
or before the Termination Date to the office of the Administrative Agent in immediately available funds as provided in the Credit Agreement,

          (i) in the case of Revolving Loans, the Lender's Revolving Committed Amount or, if less, the aggregate unpaid principal amount of all Revolving Loans owing to the Lender; and

          (ii) in the case of Swingline Loans, if the Lender is the Swingline Lender, the Swingline Committed Amount or, if less, the aggregate unpaid principal amount of all Swingline Loans owing to the Swingline Lender;

together with interest thereon at the rates and as provided in the Credit Agreement.

     This Note is one of the Notes referred to in the Credit Agreement dated as of the date hereof (as amended, modified, supplemented, increased and extended from time to time, the "Credit Agreement") among the Borrower, the Guarantors
                        ----------------
and Lenders identified therein, and Bank of America, N.A., as Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

     The holder may endorse and attach a schedule to reflect borrowings evidenced by this Note and all payments and prepayments thereon; provided that
                                                                 --------
any failure to endorse such information shall not affect the obligation of the Borrower to pay amounts evidenced hereby.

     Upon the occurrence of an Event of Default, all amounts evidenced by this Note may, or shall, become immediately due and payable as provided in the Credit Agreement without presentment, demand, protest or notice of any kind, all of which are waived by the Borrower. In the event payment of amounts evidenced by this Note is not made at any stated or accelerated maturity, the Borrower agrees to pay, in addition to principal and interest, all costs of collection, including reasonable attorneys' fees and expenses and the allocated cost of internal counsel.

     This Note and the Loans and amounts evidenced hereby may be transferred only as provided in the Credit Agreement.

     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of North Carolina.

     IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed by its duly authorized officer as of the day and year first above written.

                                                     AMERIPATH, INC.,
                                                     a Delaware corporation


                                                     By:
                                                        ------------------------
                                                     Name:
                                                     Title:

                                  Schedule 3.2

                    FORM OF NOTICE OF CONTINUATION/CONVERSION

Bank of America, N.A., as Administrative Agent
101 N. Tryon Street, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attn:
         -------------
         Agency Services

Re: Credit Agreement dated as of November 30, 2001 (as amended, modified, supplemented, increased and extended from time to time, the "Credit
                                                                  ------
     Agreement") among AmeriPath, Inc., a Delaware corporation (the "Borrower"),
     ---------                                                       --------
     certain Subsidiaries and Affiliates of the Borrower, as guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Terms used but not otherwise defined herein shall have the meanings provided in the Credit Agreement.

Ladies and Gentlemen:

     Pursuant to Section 3.2 of the Credit Agreement, the Borrower hereby requests an Continuation or Conversion of a Revolving Loan outstanding under the Credit Agreement, and in connection therewith sets forth below the terms on which such Continuation or Conversion is requested to be made:

(A)  Loan Type
                                                                  --------------

(B)  Date of Continuation or Conversion
     (which is the last day of the applicable Interest Period)
                                                                  --------------

(C)  Principal Amount of Continuation or Conversion
                                                                  --------------

(D)  Interest rate basis
                                                                  --------------
(E)  Interest Period and the last day thereof
                                                                  --------------

     In accordance with the requirements of Section 5.2, the Borrower hereby represents and warrants that each of the conditions specified in Section 5.2 of the Credit Agreement have been satisfied as of the date hereof.

                                               AMERIPATH, INC.,
                                               a Delaware corporation


                                               By:
                                                  ------------------------------
                                               Name:
                                               Title:

                               Schedule 5.1(h)(v)
                               ------------------

                          Form of Officer's Certificate

     Pursuant to Section 5.1(h)(v) of the Credit Agreement (the "Credit
                                                                 ------
Agreement"), dated as of November 30, 2001, by and among AmeriPath, Inc., a
---------
Delaware corporation (the "Borrower"), certain Subsidiaries and Affiliates of
                           --------
the Borrower, as guarantors, the Lenders identified therein and BANK OF AMERICA,
N.A., as Administrative Agent, the undersigned,            , Secretary of
                                                -----------
                (the "Corporation"), hereby certifies as follows:
---------------       -----------

     1. Attached hereto as Annex I is a true and complete copy of resolutions duly adopted by the board of directors of the Corporation on
                       , 200  . The attached resolutions have not been rescinded
-----------------------     --
or modified and remain in full force and effect. The attached resolutions are the only corporate proceedings of the Corporation now in force relating to or affecting the matters referenced therein.

     2. Attached hereto as Annex II is a true and complete copy of the Bylaws of the Corporation as in effect on the date hereof.

     3. Attached hereto as Annex III is a true and complete copy of the Certificate of Incorporation of the Corporation and all amendments thereto as in effect on the date hereof.

     4. Each of the following persons is now a duly elected and qualified officer of the Corporation, holding the office(s) indicated, and the signature appearing opposite his/her name below is his/her true and genuine signature, and such officer is duly authorized to execute and deliver on behalf of the Corporation, the Credit Agreement, the Notes and the other Credit Documents and to act as a Responsible Officer on behalf of the Corporation under the Credit Agreement.

         Name                          Title                      Signature
         ----                          -----                      ---------
                                                              ------------------
                                                              ------------------
                                                              ------------------

     IN WITNESS WHEREOF, the undersigned has hereunto set his/her name and affixed the corporate seal of the Corporation.


                                                  ------------------
                                                  Secretary
                                                  Date:
                                                         -----------------------
                                                  (CORPORATE SEAL)

     I,                      , [Title] of the Corporation, hereby certify that
        ---------------------
               , whose genuine signature appears above, is, and has been at all
---------------
times since               , a duly elected, qualified and acting Secretary of
            --------------
the Corporation.


                                                  ------------------------------
                                                  [Title]
                                                  Date:
                                                         ---------------

                                 Schedule 7.1(c)
                                 ---------------

                    FORM OF OFFICER'S COMPLIANCE CERTIFICATE

     For the fiscal quarter ended                  ,    .
                                  -----------------  ---

     I,                       , [Title] of AmeriPath, Inc. (the "Borrower")
        ----------------------                                   --------
hereby certify that, to the best of my knowledge and belief, with respect to that certain Credit Agreement dated as of November 30, 2001 (as amended, modified, supplemented, increased and extended from time to time, the "Credit
                                                                       ------
Agreement"; all of the defined terms in the Credit Agreement are incorporated
---------
herein by reference) among the Borrower, the Guarantors and Lenders party thereto, and Bank of America, N.A., as Administrative Agent:

     a. The company-prepared financial statements which accompany this certificate are true and correct in all material respects and have been prepared in accordance with GAAP applied on a consistent basis, subject to changes resulting from normal year-end audit adjustments.

     b.   Since             (the date of the last similar certification, or, if
                -----------
          none, the Closing Date) no Default or Event of Default has occurred under the Credit Agreement.

     Delivered herewith are detailed calculations demonstrating compliance by the Credit Parties with the financial covenants contained in Section 7.11 of the Credit Agreement as of the end of the fiscal period referred to above.

     This        day of            , 200 .
          ------        -----------     -

                                                  AMERIPATH, INC.,
                                                  a Delaware corporation


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:

                       Attachment to Officer's Certificate
                       -----------------------------------

                       Computation of Financial Covenants

                                  Schedule 7.12
                                  -------------

                            FORM OF JOINDER AGREEMENT

     THIS JOINDER AGREEMENT (the "Agreement"), dated as of              ,    ,
                                                           -------------  ---
is by and between                      , a                     (the
                  ---------------------    -------------------
"Subsidiary"), and Bank of America, N.A., in its capacity as Administrative
 ----------
Agent under that certain Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the "Credit Agreement"), dated as of
                                               ----------------
November 30, 2001, among AmeriPath, Inc., a Delaware corporation (the "Borrower"), certain Subsidiaries and Affiliates of the Borrower, as guarantors,
 --------
the Lenders identified therein and Bank of America, N.A., as Administrative Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

     The Credit Parties are required by Section 7.12 of the Credit Agreement to cause the Subsidiary to become a "Guarantor".
                                  ---------

     Accordingly, the Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Lenders:

     1. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Credit Agreement and a "Guarantor" for all purposes of the Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Credit Agreement. Without limiting the generality of the foregoing terms of this paragraph 1, the Subsidiary hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent, as provided in Section 4 of the Credit Agreement, the prompt payment and performance of the Guaranteed Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

     2. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of an "Grantor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, the Subsidiary hereby grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Subsidiary in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary. The Subsidiary hereby represents and warrants to the Administrative Agent that:

          (i) The Subsidiary's chief executive office and chief place of business are (and for the prior four months have been) located at the locations set forth on Schedule 1 attached hereto and the Subsidiary keeps
                            ----------
     its books and records at such locations.

          (ii) The type of Collateral owned by the Subsidiary and the location of all Collateral owned by the Subsidiary is as shown on Schedule 2
                                                              ----------
     attached hereto.

          (iii) The Subsidiary's legal name is as shown in this Agreement and the Subsidiary has not in the past four months changed its name, been party to a merger, consolidation or other change in structure or used any tradename except as set forth in Schedule 3 attached hereto.
                                      ----------

          (iv) The patents and trademarks listed on Schedule 4 attached hereto
                                                    ----------
     constitute all of the registrations and applications for the patents and trademarks owned by the Subsidiary.

     3. The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the Subsidiary hereby pledges and assigns to the Administrative Agent, for the benefit of the Lenders, and grants to the Administrative Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Subsidiary in and to Pledged Shares (as such term is defined in Section 2 of the Pledge Agreement) listed on Schedule 5 attached hereto and the other Pledged Collateral
                     ----------
(as such term is defined in Section 2 of the Pledge Agreement).

     4. The address of the Subsidiary for purposes of all notices and other
communications is                     ,                             , Attention
                  --------------------  ----------------------------
of                (Facsimile No.             ).
   --------------                ------------

     5. The Subsidiary hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the Subsidiary under Section 4 of the Credit Agreement upon the execution of this Agreement by the Subsidiary.

     6. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

     7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

     IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by its authorized officers, and the Administrative Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                                  [SUBSIDIARY]


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:

                                                  Acknowledged and accepted:


                                                  BANK OF AMERICA, N.A.,
                                                  as Administrative Agent


                                                  By:
                                                     ---------------------------
                                                  Name:
                                                  Title:

                                 Schedule 8.1(f)
                                 ---------------

                         FORM OF SUBORDINATION AGREEMENT

                                  Schedule 11.1

                               LENDERS' ADDRESSES

CREDIT CONTACT                                    ADMINISTRATIVE CONTACT
--------------                                    ----------------------
BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT

Bank of America, N.A.,                            Bank of America, N.A.,
One Financial Plaza, 13th Floor                   231 S. LaSalle Street
Fort Lauderdale, Florida 33301                    Chicago, Illinois 60604
Attention:  Alexander L. Rody                     Attention:  Paul L. Folino
              Financial Strategies Group                     Agency Services
Telephone:  (954) 765-2579                        Telephone:  (312) 828-1846
Facsimile:  (954) 765-2123                        Facsimile:  (312) 828-1974

FIRST UNION NATIONAL BANK

First Union National Bank                         First Union National Bank
1339 Chestnut Street                              201 S. College Street
PA 4830                                           Charlotte Plaza CP17
Philadelphia, PA 19107                            Charlotte, NC 28288-1183
Attention:  Jeanette Griffin                      Attention:  Tonya Rhyne
Telephone:  (267) 321-6615                        Telephone:  (704) 383-5295
Facsimile:  (267) 321-6701                        Facsimile:  (704) 383-7999

CREDIT SUISSE FIRST BOSTON

Credit Suisse First Boston                        Credit Suisse First Boston
11 Madison Avenue                                 11 Madison Avenue, 13th Floor
New York, NY 10010                                New York, NY 10010
Attention:  William Lutkins                       Attention:  Nilsa Ware
Telephone:  (212) 325-9705                        Telephone:  (212) 538-3386
Facsimile:  (212) 325-8319                        Facsimile:  (212) 538-3477

CITICORP USA, INC.

Salomon Smith Barney Inc.                         Citibank, N.A.
390 Greenwich Street, 1st Floor                   Two Penns Way #200
New York, NY 10013                                New Castle, DE 19720
Attention:  Allen Fisher                          Attention:  Elizabeth Bradley
Telephone:  (212) 723-6708                        Telephone:  (302) 894-6143
Facsimile:  (212) 723-8544                        Facsimile:  (302) 894-6120

                                Schedule 11.3(b)
                                ----------------

                        FORM OF ASSIGNMENT AND ACCEPTANCE

     THIS ASSIGNMENT AND ACCEPTANCE, dated as of                ,      (this
                                                 --------------  -----
"Assignment"), is entered into between THE LENDER IDENTIFIED ON THE SIGNATURE
 ----------
PAGES AS THE "ASSIGNOR" (the "Assignor") and THE PARTY IDENTIFIED ON THE SIGNATURE PAGES AS "ASSIGNEE" ("Assignee").

     Reference is made to the Credit Agreement dated as of November 30, 2001 (as amended, modified, supplemented, increased and extended from time to time, the "Credit Agreement") among AmeriPath, Inc., a Delaware corporation (the
 ----------------
"Borrower"), certain Subsidiaries and Affiliates of the Borrower, as guarantors,
 --------
the Lenders identified therein and Bank of America, N.A., as Administrative Agent. Terms defined in the Credit Agreement are used herein with the same meanings.

     1. The Assignor hereby sells and assigns to the Assignee, without recourse and without representation or warranty except as expressly set forth herein, and the Assignee hereby purchases and assumes from the Assignor, effective as of the effective date set forth in paragraph 9(c) hereof (the "Effective Date"), those
                                                        --------------
rights and interests of the Assignor under the Credit Agreement and the other Credit Documents identified on Schedule 1 hereto (the "Assigned Interests"),
                               ----------              ------------------
together with unpaid interest and fees relating to the Assigned Interests accruing from the Effective Date. After giving effect to such sale and assignment, the Commitment of, and the amount of the Loans owing to, the Assignor and the Assignee will be as set forth on Schedule 1 hereto. Schedule
                                                  ----------         --------
2.1(a) is deemed modified and amended to the extent necessary to give effect to
------
this Assignment.

     2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Documents or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or the performance or observance by any Credit Party of any of its obligations under the Credit Documents or any other instrument or document furnished pursuant thereto; and (iv) attaches the Notes held by the Assignor and requests that the Administrative Agent exchange such Notes for new Notes payable to the order of the Assignee in an amount equal to the Commitment assumed by the Assignee pursuant hereto and to the Assignor in an amount equal to the Commitment retained by the Assignor, if any, as specified on Schedule 1 hereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Documents, together with copies of the financial statements referred to in
Section 7.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Credit Documents; (iii) confirms that it is an Eligible Assignee; (iv) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Credit Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vi) attaches any U.S. Internal Revenue Service or other forms required under Section 3.11.

     4. Following the execution of this Assignment, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment shall be the Effective Date.

     5. Upon such acceptance and recording by the Administrative Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment, relinquish its rights and be released from its obligations under the Credit Agreement.

     6. Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

     7. This Assignment shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

     8. This Assignment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of
Schedule 1 to this Assignment by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment.

     9. Terms of Assignment

     (a)      Legal Name of Assignor:                 SEE SIGNATURE PAGE
     (b)      Legal Name of Assignee:                 SEE SIGNATURE PAGE
     (c)      Effective Date of Assignment:                        ,
                                                      -------------  ---

See Schedule I attached for a description of the Loans, Obligations and
    ----------
Commitments (and the percentage interests therein and relating thereto) which are the subject of this Assignment.

     10. The fee payable to the Administrative Agent in connection with this Assignment is enclosed.

     IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment to be executed by their officers thereunto duly authorized as of the date hereof.

                                                                 , as Assignor
                                             --------------------


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                                                  , as Assignee
                                             --------------------


                                             By:
                                                --------------------------------
                                             Name:
                                             Title:


                                             Notice address of Assignee:

                                             --------------------------
                                             --------------------------
                                             Attn:
                                                   --------------------
                                             Telephone:  (   )
                                                          ---  --------
                                             Telecopy:   (   )
                                                          ---  --------

CONSENTED TO AND ACCEPTED:

BANK OF AMERICA, N.A.,*
as Administrative Agent


By:
   ---------------------------------------------
Name:
Title:


AMERIPATH, INC.,
a Delaware corporation **


By:
   ---------------------------------------------
Name:
Title:

--------
*    Required if the Assignee is an Eligible Assignee solely by reason of clause
     (iii) of the definition of "Eligible Assignee."

**   Required if no Event of Default has occurred and is continuing.

                                   SCHEDULE I
                                   ----------
                          TO ASSIGNMENT AND ACCEPTANCE

A.   REVOLVING LOANS AND LOC OBLIGATIONS PRIOR TO ASSIGNMENT:

           Revolving      Revolving     Revolving         LOC           LOC
           Commitment     Committed       Loans        Committed    Obligations
           Percentage      Amount      Outstanding      Amount      Outstanding
           ----------     ---------    -----------     ---------    -----------
ASSIGNOR
--------

ASSIGNEE
--------

           ----------     ---------    -----------     ---------    -----------
                     %    $            $               $            $

B.   REVOLVING LOANS AND LOC OBLIGATIONS SUBJECT TO ASSIGNMENT:

           Revolving      Revolving     Revolving         LOC           LOC
           Commitment     Committed       Loans        Committed    Obligations
           Percentage      Amount      Outstanding      Amount      Outstanding
           ----------     ---------    -----------     ---------    -----------
ASSIGNOR
--------

ASSIGNEE
--------

           ----------     ---------    -----------     ---------    -----------
                     %    $            $               $            $
C.   REVOLVING LOANS AND LOC OBLIGATIONS AFTER ASSIGNMENT:

           Revolving      Revolving     Revolving         LOC           LOC
           Commitment     Committed       Loans        Committed    Obligations
           Percentage      Amount      Outstanding      Amount      Outstanding
           ----------     ---------    -----------     ---------    -----------
ASSIGNOR
--------

ASSIGNEE
--------

           ----------     ---------    -----------     ---------    -----------
                     %    $            $               $            $